Execution Copy

MASTER FINANCING AGREEMENT
among
ZAP, a California corporation
as Borrower,
the Lenders party hereto,
and
Surge Capital II, LLC,
as Administrative Agent
Dated as of
September 12, 2005

Master Financing Agreement

Master Financing Agreement

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Master Financing Agreement

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Master Financing Agreement

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EXHIBITS

Exhibit A	Form of Credit Note
Exhibit B	Form of Vehicle Purchase Note
Exhibit C	Form of Ancillary Vehicle Note
Exhibit D	Form of Conversion Note
Exhibit E	Form of A/R Note
Exhibit F	Form of Credit Request
Exhibit G	Form of Vehicle Purchase Request
Exhibit H	Form of Ancillary Vehicle Loan Request
Exhibit I	Form of Conversion Request
Exhibit J	Form of A/R Loan Request
Exhibit K	Requirements for Eligible Accounts
Exhibit L	Form of Bill of Sale

ANNEXES

Annex A	Creditors to be Paid
Annex B	UCC Termination Statements
SCHEDULES

Schedule I	Commitments of the Lenders
Schedule 4.4(a)	Affiliate Agreements
Schedule 4.5(a)	Government Consents and Filings
Schedule 4.5(b)	Outstanding Governmental Approvals Relating to the Vehicles
Schedule 4.6	Litigation
Schedule 4.9	Owned Real Property
Schedule 4.13	Subsidiaries
Schedule 4.14	Partnerships and Joint Ventures
Schedule 4.17	Insurance
Schedule 4.18	Material Agreements
Schedule 4.20	Capitalization
Schedule 6.8(e)	Indebtedness
Schedule 6.9	Liens

Master Financing Agreement

MASTER FINANCING AGREEMENT
     This MASTER FINANCING AGREEMENT (the “Agreement”), dated as of September 12, 2005, is by and between ZAP, a California corporation (“Borrower”), Surge Capital II, LLC, a Delaware limited liability company (“Surge Capital”) as the Initial Lender and such other Lenders that are parties hereto from time to time, and Surge Capital, on behalf of itself and the Lenders as administrative agent (in such capacity, the “Administrative Agent”).
RECITAL
     Borrower desires to finance (a) the purchase of Vehicles (as such term is defined in Section 1.1) for further resale in the United States and (b) the costs and expenses of importing such Vehicles to, and converting such Vehicles such that they will comply with all applicable safety, environmental and other governmental standards of, the United States of America.
     Subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available certain credit facilities to the Borrower as more specifically provided for herein.
     NOW, THEREFORE, IT IS AGREED:
ARTICLE 1. DEFINITIONS AND ACCOUNTING TERMS
     Section 1.1 Defined Terms. In addition to terms defined elsewhere in this Agreement, the following terms shall have the following respective meanings (and such meanings shall be equally applicable to both the singular and plural form of the terms defined, as the context may require):
     “Administrative Agent”: Surge Capital II, LLC, a Delaware limited liability company, or such other entity as may be designated by the Requisite Lenders, in writing, to be the Lenders’ agent with respect to this Loan facility and with respect to the Collateral, all as more fully described in Article 8 hereof.
     “Account(s)”: As defined in Article 9 of the Uniform Commercial Code, as in effect in applicable jurisdictions from time to time.
     “Account Debtor”: Any Person who is or who may become obligated to the Borrower under, with respect to, or on account of an Account, General Intangible or other Collateral.
     “Act”: Securities Exchange Act of 1933, as amended, or any successor Federal statute.
     “Adverse Event”: The occurrence of any event that would have a material adverse effect on the business, operations, property, assets or condition (financial or otherwise) of the Borrower or any other Credit Party (or such other party to which the term applies in context) or on the ability of the Borrower or any other Credit Party (or such other party) to perform its obligations under any Loan Document to which it is a party.
Master Financing Agreement

     “Agreement”: This Master Financing Agreement, as originally executed and as it may be amended, modified, supplemented, restated or replaced from time to time.
     “Aggregate Inventory Debt”: As defined in Section 3.2(h) hereof.
     “Americanizing”: The process of retrofitting and otherwise modifying a Vehicle such that it conforms to and complies with all Laws (including all applicable safety and emissions standards of the DOT and the EPA) pertaining to the sale and operation thereof in the United States of America, and the term “Americanized” means that a Vehicle has been so retrofitted and otherwise modified such that it conforms to and complies with all Laws (including all applicable safety and emissions standards of the DOT and the EPA) pertaining to the lawful sale and operation thereof in the United States of America. The term “Americanization” shall have a correlative meaning, as the context may require.
     “Ancillary Vehicle Budget”: A detailed expense budget of the Vehicle Shipping & Conversion Costs to be incurred in connection with the Eligible Inventory being purchased with the proceeds of a Letter of Credit or Vehicle Purchase Loan, as applicable.
     “Ancillary Vehicle Loan”: As defined in Section 2.5(a) hereof.
     “Ancillary Vehicle Loan Interest”: As defined in Section 2.8(b) hereof.
     “Ancillary Vehicle Loan Request”: As defined in Section 2.5(c) hereof.
     “Ancillary Vehicle Note”: As defined in Section 2.5(b) hereof.
     “Approved Converter”: A reputable business enterprise that (i) is recognized as a Registered Importer by DOT, (ii) is recognized as an Independent Commercial Importer by the EPA, (iii) is capable of Americanizing a Vehicle and has entered into a Conversion Contract with Borrower (or a subsidiary thereof that shall be a party to Vehicle Purchase Order with a Vendor), and (iv) has been approved in writing by the Administrative Agent as an “Approved Converter” and Administrative Agent shall not have revoked such approval by written notice to the Borrower.
     “A/R Loan Interest”: As defined in Section 2.8(d) hereof.
     “A/R Loan”: As defined in Section 2.7(b) hereof.
     “A/R Loan Request”: As defined in Section 2.7(c) hereof.
     “A/R Note”: As defined in Section 2.7(b) hereof.
     “Assignment and Acceptance Agreement”: As defined in Section 8.14 hereof.
     “Available Borrowing Base”: Eighty-five percent (85%) of the aggregate amount of all Eligible Accounts less the sum of (i) reserves established by the Administrative Agent in its commercially reasonable discretion from time to time plus (ii) all then outstanding A/R Loans.

Master Financing Agreement

     “Borrower”: As defined in the preamble hereto.
     “Business Day”: Any day other than (i) Saturday, (ii) Sunday and (iii) any other day on which commercial banks in Chicago, Illinois are authorized by law to be closed; provided that if the applicable Business Day relates to the issuance of any Letter of Credit to a Vendor in Europe or the payment of the proceeds of a Vehicle Purchase Loan to such Vendor, the term “Business Day” shall not include any day on which commercial banks in the jurisdiction of such Vendor are authorized by law to be closed.
     “Cash Collateral Account”: That certain deposit account established in the name of, and maintained by, Administrative Agent at Depository Bank, and bearing the account number assigned to such account by the Depository Bank, which account shall be established and maintained by Administrative Agent as soon as reasonably practicable following written request of Borrower or, if no such request shall be made, upon the discretion of Administrative Agent for purposes of giving effect to or facilitating the cash collateralization of the Obligations of Borrower as required or contemplated pursuant to the provisions hereof or any other Loan Document as such provisions so relate to the Cash Collateral Account.
     “Change in Control”: Means one or more of the following events:
     (a) if Borrower issues, or enters into a binding agreement to issue, any securities (including, without limitation, any options, warrants, notes, bonds or other securities or instruments convertible into, or exercisable or exchangeable for, any equity securities) of the Borrower to any Person (including a Person as defined in Section 3(a)(9), Section 13(d) or Section 14(d) of the Exchange Act) and such Person is or becomes (or, upon the conversion, exercise or exchange of such security or other instrument, would become) the owner or beneficial owner, directly or indirectly, of securities of the Borrower representing fifty percent (50%) or more of the combined voting power of the Borrower’s then outstanding securities (the term “beneficial owner” as used herein shall include but not be limited to any person with the attributes or interests described in Rule 13d-3 (as now in effect or as amended) promulgated under the Exchange Act); or
     (b) (i) if the Board of Directors and the shareholders of the Borrower approve one or more mergers, consolidations or combinations of the Borrower with any other corporations or entities which, if consummated prior to the expiration of the Term, would result in the voting securities of the Borrower outstanding the day following the date of this Agreement representing less than fifty percent (50%) of the combined voting power of the voting securities of the Borrower or such surviving entity immediately after consummation of any such merger, consolidation or combination, or (ii) if the Board of Directors and the shareholders of the Borrower approve a plan of liquidation of the Borrower or an agreement for the sale, disposition or transfer by the Borrower of all or substantially all the assets of the Borrower and its consolidated Subsidiaries.
     “Closing Date”: The date on which all of the conditions precedent set forth in Section 3.1 hereof shall have been satisfied (or waived in writing by the Administrative Agent).

Master Financing Agreement

     “Code”: The Internal Revenue Code of 1986, as amended, and any Treasury Regulations promulgated thereunder.
     “Collateral”: Any property in which the Administrative Agent has been granted a Lien pursuant to any Loan Document.
     “Commitment”: With respect to any Lender, the aggregate amount of the commitment set forth opposite such Lender’s name on Schedule I hereto under the heading “Commitment” or, if such Lender has entered into one or more Assignment and Acceptance Agreements pursuant to Section 8.14 hereof, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.15 hereof as such Lender’s Commitment, in each case as such Commitment may be reduced from time to time in accordance with the provisions of Section 7.2 hereof.
     “Commitment Termination Date”: As defined in Section 2.12 hereof.
     “Commitment Termination Notice”: As defined in Section 2.12 hereof.
     “Control Agreements”: The Depository Account Control Agreement, the General Account Control Agreement, the Cash Collateral Account Control Agreement, if any, and the Securities Intermediary Control Agreement, collectively.
     “Conversion Contract”: A written agreement between Borrower and an Approved Converter pursuant to which such Approved Converter shall have agreed (i) to act as Borrower’s Registered Importer and Independent Commercial Importer with respect to the import of Vehicles and (ii) to Americanize such Vehicles for Borrower (or one of its subsidiaries), with terms in form and substance satisfactory to Administrative Agent in its absolute and sole discretion, and which agreement shall have been approved in writing by Administrative Agent to Borrower.
     “Conversion Loan”: Any loan made to the Borrower pursuant to, and in accordance with the provisions of, Section 2.6(a) hereof upon the conversion of any Credit Note and LC Interest related thereto.
     “Conversion Loan Interest”: As defined in Section 2.8(c) hereof.
     “Conversion Note”: As defined in Section 2.6(b) hereof.
     “Conversion Request”: As defined in Section 2.6(c) hereof.
     “Credit Facility”: As of any date of determination, the aggregate amount of the Commitments of all Lenders.
     “Credit Note”: As defined in Section 2.3(e) hereof.
     “Credit Party”: The Borrower and each Subsidiary thereof that is a party to any Loan Document.

Master Financing Agreement

     “Credit Request”: As defined in Section 2.3(a) hereof.
     “Customer”: A bona fide car dealership located in any State of the United States of America or the District of Columbia provided the applicable Federal, State and local governmental authorities having jurisdiction over such car dealership have approved the importation and sale of Vehicles in such jurisdiction (to the extent such approval is required by applicable law) and have not revoked or suspended such approvals.
     “Customer Purchase Order”: Any written purchaser order or other written agreement between the Borrower or a wholly-owned Subsidiary thereof that is a party to a Subsidiary Security Agreement and the Customer for the purchase of Eligible Inventory from the Borrower or such Subsidiary, which purchase orders or other written agreements shall constitute a firm and irrevocable agreement to purchase by the applicable Customer and in form and substance acceptable to the Administrative Agent in its sole and absolute discretion and true, correct and complete copies thereof shall have delivered to the Administrative Agent.
     “Customs Broker”: Any customs broker and freight forwarder acceptable to Administrative Agent that has entered into such ‘customs broker and freight forwarder’ agreements as Administrative Agent may require from time to time.
     “Customs Broker Agreement”: Those certain customs broker and freight forwarder agreements entered into from time to time by Borrower, Administrative Agent and each Customs Broker, in form and substance reasonably satisfactory to Administrative Agent.
     “Default”: Any event which, with the giving of notice to the Borrower or lapse of time, or both, would constitute an Event of Default.
     “Depository Account”: The deposit account to be established and maintained by Borrower and the Subsidiaries of Borrower parties to the Subsidiary Security Agreement at Depository Bank and subject to the terms and conditions of the Depository Account Control Agreement.
     “Depository Account Control Agreement”: That certain Lockbox and Deposit Account Control Agreement, to be entered into by Borrower, the Subsidiaries of Borrower that are parties to the Subsidiary Security Agreement(s), Depository Bank and the Administrative Agent, pursuant to which Borrower and such Subsidiaries will grant a security interest with respect to their respective interests (if any) in the Lockbox and the Depository Account, in form and substance satisfactory to the Administrative Agent, as originally executed and as it may be amended, modified, supplemented, restated or replaced from time to time.
     “Depository Bank”: North Coast Bank, a division of American River Bank, a California corporation or such other banking institution from time to time approved by Administrative Agent in writing as the Depository Bank.
     “DOT”: The United States Department of Transportation.

Master Financing Agreement

     “Eligible Account”: An Account owing to the Borrower or any wholly-owned Subsidiary thereof that is a party to this Agreement and a Subsidiary Security Agreement which meets the requirements set forth on Exhibit K attached hereto.
     “Eligible Inventory”: Inventory consisting of Vehicles of the Borrower (i) which the Borrower or any wholly-owned Subsidiary thereof that is a party to a Subsidiary Security Agreement will purchase, with the proceeds of a Letter of Credit or a Vehicle Purchase Loan, as the case may be, pursuant to purchase orders issued by Borrower or such Subsidiary to a Vendor that is not a Related Party, which purchase orders are in all respects acceptable to Administrative Agent in its sole and absolute discretion and complete copies of which have been provided to Administrative Agent, and (ii) which Vehicles further satisfy the following requirements:
     (a) immediately upon the payment of the proceeds of the applicable Letter(s) of Credit or Vehicle Purchase Loan to such Vendor, such Vehicle will be owned by the Borrower or such Subsidiary and, except as the Administrative Agent may otherwise consent in writing, will not be subject to any prior assignment, claim or Lien other than a first priority Lien in favor of the Administrative Agent and any Liens in favor of any Approved Converter that are contractually subordinated to the Lien in favor of the Administrative Agent pursuant to a Subordination Agreement;
     (b) except as the Administrative Agent may otherwise consent in writing, such Vehicle is either:
     (i) in the physical possession of a Customs Broker;
     (ii) in transit to an Approved Converter;
     (iii) in the physical possession of an Approved Converter; or
     (iv) in storage facilities approved by the Administrative Agent;
     (c) the Administrative Agent has determined, in its reasonable business judgment, that such Vehicle is not unacceptable due to age, type, category, quality and/or quantity;
     (d) such Vehicle will not be held by the Borrower or such Subsidiary on “consignment” and is not subject to any other repurchase or return agreement;
     (e) (i) such Vehicle is capable of being Americanized, (ii) an Approved Converter is obligated under an applicable Conversion Contract to Americanize such Vehicle for Borrower or such Subsidiary and (iii) following such Americanization, such Vehicle will comply with all applicable safety, emissions and other standards imposed by any governmental agency having regulatory authority over such Vehicles and/or their use, manufacture or sale; and
     (f) such Vehicle does not, in any way, violate or fail to meet any warranty, representation or covenant contained in the Loan Documents relating directly or indirectly to such Vehicle.
Vehicles of the Borrower or such Subsidiary which is at any time Eligible Inventory but which subsequently fails to meet any of the foregoing requirements shall forthwith cease to be Eligible

Master Financing Agreement

Inventory. The value of Eligible Inventory shall be the U.S. dollar amount thereof computed at the lower of the cost, determined on a first in first out basis, or market value of such Vehicle, including the cost of Americanizing and shipping such Vehicle to the applicable Customer, freight, customs, duty and any other costs and expenses necessary to import such Vehicle, as determined by the Administrative Agent after deduction of such reserves and allowances as the Administrative Agent, in its reasonable business judgment, deems proper and necessary.
     “Event of Default”: Any event described in Section 7.1 which has not been cured to the satisfaction of, or waived by, the Administrative Agent in accordance with Section 8.1.
     “Exchange Act”: Securities Exchange Act of 1934, as amended, or any successor Federal statute.
     “Expiry Date”: As defined in Section 2.1(d) hereof.
     “Facility Commitment Amount”: As of any date of determination, the Credit Facility less the sum of all outstanding Obligations as of such date.
     “Funding Date”: Any date on which any Letter of Credit is issued (or caused to be issued) or any Loan (including any Conversion Loan upon the conversion of any LC Loan) is made pursuant to this Agreement.
     “GAAP”: Generally accepted accounting principles as in effect from time to time including, without limitation, applicable statements, bulletins and interpretations of the Financial Accounting Standards Board and applicable bulletins, opinions and interpretations issued by the American Institute of Certified Public Accountants or its committees.
     “General Account Control Agreement”: That certain Deposit Account Control Agreement, to be entered into by Borrower, the Subsidiaries of Borrower that are parties to the Subsidiary Security Agreement(s), Operating Bank and the Administrative Agent, pursuant to which (i) Borrower will grant a security interest with respect to its interest in the Operating Account and certain other deposit accounts of Borrower maintained at Operating Bank, and (ii) such Subsidiaries will grant a security interest with respect to its interest in certain deposit accounts of such Subsidiaries maintained at Operating Bank, in form and substance satisfactory to the Administrative Agent, as originally executed and as it may be amended, modified, supplemented, restated or replaced from time to time.
     “Governmental Authority”: As defined in Section 4.6 hereof.
     “Guarantor”: Any Subsidiary of the Borrower that has executed a Subsidiary Guaranty in favor of the Administrative Agent and the Lenders.
     “Indebtedness”: Without duplication, all obligations, contingent or otherwise, which in accordance with GAAP should be classified upon the obligor’s balance sheet as liabilities, but in any event including the following (whether or not they should be classified as liabilities upon such balance sheet): (a) obligations secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the obligation secured thereby shall have been assumed and whether or not the obligation

Master Financing Agreement

secured is the obligation of the owner or another party; (b) any obligation on account of deposits or advances; (c) any obligation for the deferred purchase price of any property or services, except trade accounts payable; (d) any obligation as lessee under any capitalized lease; (e) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others; and (f) undertakings or agreements to reimburse or indemnify issuers of letters of credit, surety bonds on similar instruments. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer unless such Indebtedness is non-recourse to such Person.
     “Independent Commercial Importer”: Any Person that is an independent commercial importer of Vehicles under all applicable Laws (including the rules and regulations of the EPA) and is approved in writing by the Administrative Agent.
     “Initial Lender”: Surge Capital II, LLC, a Delaware limited liability company.
     “Insolvent”: With respect to any Person on any date of determination, that on such date,
     (a) the fair value of such Person’s tangible and intangible assets is not in excess of the total amount of such Person’s liabilities, including, without limitation, contingent obligations; or
     (b) such Person is not then able to pay its debts as they mature; or
     (c) such Person does not have capital sufficient to carry on its business.
     “Inventory”: As defined in Article 9 of the Uniform Commercial Code, as in effect in applicable jurisdictions from time to time.
     “Investment”: The acquisition, purchase, making or holding of any stock or other security, any loan, advance, contribution to capital, extension of credit (except for trade and customer accounts receivable for Inventory sold or services rendered in the ordinary course of business and payable in accordance with customary trade terms), any acquisitions of real or personal property (other than real and personal property acquired in the ordinary course of business) and any purchase or commitment or option to purchase stock or other debt or equity securities of, or any interest in, another Person or any integral part of any business or the assets comprising such business or part thereof.
     “Law”: Any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, guidances, guidelines, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, governmental agreements and governmental restrictions, whether now or hereafter in effect.
     “LC Interest”: As defined in Section 2.8 hereof.
     “LC Issuance Date”: With respect to any Letter of Credit, the date on which the LC Issuer shall have issued such Letter of Credit.

Master Financing Agreement

     “LC Issuer”: A bank, trust company or other financial institution acceptable to Administrative Agent and Lenders, as issuer of one or more Letters of Credit outstanding at any time.
     “LC Loan”: As defined in Section 2.3(e) hereof.
     “LC Payment Date”: With respect to any Letter of Credit, the date on which the LC Issuer shall have paid to the beneficiary of such Letter of Credit the Stated Amount thereof.
     “LC Term”: With respect to any Letter of Credit, the period commencing on the LC Issuance Date thereof and ending on the Expiry Date thereof.
     “Lenders”: The Initial Lender and its permitted assigns pursuant to Section 8.14 of this Agreement, and the successors thereof, and any other Person that shall become a Lender hereunder in accordance with the terms hereof and the successors and permitted assigns thereof.
     “Lender Affiliate”: With respect to any Lender (a) each Person that is directly or indirectly controlling, controlled by, or under common control with such Lender; (b) each Person that, directly or indirectly owns or holds fifty percent (50%) or more of any equity interest in such Lender; or (c) fifty percent (50%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by such Lender. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”) means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.
     “Lender Assumed LC Costs”: With respect to any Letter of Credit, (i) the letter of credit application fee payable by the Lenders to the LC Issuer pursuant to the Support Agreement relating to such Letter of Credit, (ii) the fee payable to the LC Issuer on the undrawn portion of (or Stated Amount of) such Letter of Credit from the date of issuance thereof to the stated Expiry Date thereof, as determined pursuant to the Support Agreement relating to such Letter of Credit, and (iii) the fee payable to the LC Issuer pursuant to the Support Agreement relating to such Letter of Credit in connection with the LC Issuer administering the draw under such Letter of Credit and determining compliance by the beneficiary thereof with the documentary presentment and similar requirements set forth under the terms of such Letter of Credit.
     “Letter of Credit”: A trade or documentary letter of credit issued pursuant to a Support Agreement, following the request of Borrower for the issuance of a letter of credit pursuant to and in accordance with Article 2 hereof, by an LC Issuer in connection with the Borrower’s purchase of Eligible Inventory.
     “Letter of Credit Expenses”: With respect to any Letter of Credit, all fees (including all commitment fees, draw-down fees and undrawn portion fees), costs and expenses (including attorneys fees and expenses), indemnity payments and other amounts payable by the Lenders to, or for the benefit of, the LC Issuer under, pursuant to or in connection with all Support Agreements relating to such Letter of Credit.

Master Financing Agreement

     “Liabilities”: With respect to any Person as at any date of determination, the aggregate amount of liabilities appearing on such Person’s balance sheet at such date prepared in accordance with GAAP.
     “Lien”: Any security interest, mortgage, pledge, lien, hypothecation, judgment lien or similar legal process, charge, encumbrance, title retention agreement or analogous instrument or device (including, without limitation, the interest of the lessors under capitalized leases and the interest of any vendor or any other party under any conditional sale or other title retention agreement).
     “Loan”: Any LC Loan, Vehicle Purchase Loan, Ancillary Vehicle Loan, Conversion Loan or A/R Loan.
     “Loan Documents”: This Agreement, each Letter of Credit, any Note issued and outstanding from time to time, the Security Agreement, the Pledge Agreement, each Control Agreement, each Customs Broker Agreement, the Subordination Agreements, any Subsidiary Guaranty, any Subsidiary Security Agreement and each other instrument, document, guaranty, security agreement, mortgage, or other agreement executed and delivered at any time or from time to time by the Borrower or any Affiliate of Borrower pursuant to which the Borrower or such Affiliate incurs any liability to a Lender or to the Administrative Agent with respect to the Obligations, agrees to perform any covenant or agreement with respect to the Obligations or grants any security interest to secure, or guarantees, the Obligations.
     “Lockbox”: That certain P.O. Box maintained by the Depository Bank, all receipts received into which are deposited into the Depository Account pursuant to the terms of the Depository Account Control Agreement.
     “Mandatory Prepayment Date”: With respect to any Loan and any Eligible Inventory purchased by the Borrower (or a wholly owned Subsidiary thereof that is a party to a Security Agreement) with the proceeds of such Loan or whose Vehicle Shipping & Conversion Costs were financed with the proceeds of such Loan, the date that is the earlier of (x) five (5) days following the date on which such Eligible Inventory shall have been delivered to a Customer and (y) the date on which a Customer shall have made payment to Borrower (or one of its wholly owned Subsidiaries) for such Eligible Inventory, it being agreed that one or more Mandatory Prepayment Dates may occur with respect to any such Loan as, when and to the extent that Eligible Vehicles are delivered to a Customer prior to the regular maturity date of such Loan.
     “Maturity Date”: Any date designated in any Note as the final date on which principal and accrued interest, if any, thereunder is due and payable to the holder thereof.
     “Mendocino Property:” As defined in Section 5.12 hereof.
     “Newly Formed Partially-Owned Subsidiary”: Any Subsidiary of the Borrower formed pursuant to and in accordance with the provisions of clause (ii) of the proviso to Section 6.4 hereof.

Master Financing Agreement

     “Newly Formed Wholly-Owned Subsidiary”: Any Subsidiary of the Borrower formed pursuant to and in accordance with the provisions of clause (i) of the proviso to Section 6.4 hereof.
     “Non-Operating Subsidiaries”: ZAPWorld Stores, Inc., a California corporation, and ZAPWorld Outlets, Inc., a California corporation.
     “Note”: Any promissory note of the Borrower (including, without limitation, any Credit Note, any Vehicle Purchase Note, any Ancillary Vehicle Note, any Conversion Note or any A/R Note), issued to a Lender (or subsequently re-issued by Borrower to an assignee of such Lender pursuant to Section 8.14 hereof) and accepted by a Lender, as such promissory note may be amended, modified or supplemented from time to time, and such term shall include any substitutions for, or renewals of, such promissory note.
     “Obligations”: All Loans, Letters of Credit, LC Interest, Vehicle Purchase Loan Interest, Ancillary Vehicle Loan Interest, Conversion Loan Interest, A/R Loan Interest, any Prepayment Fee, Letter of Credit Expenses (other than Lender Assumed LC Costs), advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to a Lender of any kind or nature, present or future, which arise under this Agreement or any other Loan Document or by operation of law, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guarantying or confirming of a letter of credit, guaranty, indemnification or in any other manner, whether joint, several, or joint and several, direct or indirect (including those acquired by assignment or purchases), absolute or contingent, due or to become due, and however acquired. The term includes, without limitation, all principal, interest, fees, charges, expenses, attorneys’ fees, and any other sum chargeable to the Borrower under this Agreement or any other Loan Document. The Obligations shall include, without limitation, all obligations, liabilities and indebtedness arising from or in connection with all Support Agreements (other than Lender Assumed LC Costs).
     “Operating Account”: The deposit account to be established and maintained by Borrower at Operating Bank and subject to the terms and conditions of the General Account Control Agreement.
     “Operating Bank”: North Coast Bank, a division of American River Bank, a California corporation, or such other banking institution from time to time approved by Administrative Agent in writing as the Operating Bank.
     “Patriot Act”: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, P.L. 107-56, as amended.
     “Per Diem Base Rate”: The rate of interest equal to sixty-seven thousandths of one percent (0.067%) per day, which interest shall be computed in arrears on a daily basis on the amount as to which such interest shall accrue.
     “Per Diem Default Rate”: The rate of interest equal to one hundred thirty-four thousandths of one percent (0.134%) per day, which interest shall be computed in arrears on a daily basis on the amount as to which such interest shall accrue.

Master Financing Agreement

     “Permitted Investments”: Each of (i) direct obligations of the United States of America, and agencies thereof; (ii) obligations fully guaranteed by the United States of America; (iii) certificates of deposit issued by, or bankers’ acceptance of, or time deposits with, any bank, trust company or national banking association incorporated or doing business under the laws of the United States of America or one of the states thereof having combined capital and surplus and retained earnings of at least $500,000,000; (iv) commercial paper of companies having a rating assigned to such commercial paper by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. (or, if neither such organization shall rate such commercial paper at any time, by any nationally recognized rating organization in the United States of America) of A-1 or P-1, respectively; or (v) bonds or other debt instruments of any company, if such bonds or other debt instruments, at the time of their purchase, are rated AAA or Aaa, respectively, by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. (or, of neither such organization shall rate such obligations at such time, by any nationally recognized rating organization in the United States of America).
     “Permitted Liens”: The Liens permitted to be suffered, incurred or maintained pursuant to Section 6.9 hereof.
     “Person”: Any natural person, corporation, partnership, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision, or any other entity, whether acting in an individual, fiduciary or other capacity.
     “Pledge Agreement”: That certain Pledge Agreement of even date herewith, between the Borrower and the Administrative Agent, as originally executed and as it may be amended, modified, supplemented, restated or replaced from time to time.
     “Prepayment Fee”: At any time during the period from the date hereof to and including the first anniversary thereof, $12,750,000, thereafter, $0.
     “Pro Rata Share”: As to any amount (including, without limitation, any Loan or Letter of Credit, amount of interest, fee or indemnity payment) means, with respect to any Lender as at any date of determination, the product of (x) such amount and (y) a fraction, expressed as a percentage, the numerator of which shall be the Commitment of such Lender (or, if the Commitments shall have been terminated pursuant to Section 2.12 or 7.2 hereof, such Lender’s Commitment as in effect immediately prior to such termination) and the denominator of which shall be the Credit Facility at such date (or, if the Commitments shall have been terminated pursuant to Section 2.12 or 7.2 hereof, such Lender’s Commitment as in effect immediately prior to such termination).
     “Register”: As defined in Section 8.15 hereof.
     “Registered Importer”: Any Person that is a registered importer of Vehicles under all applicable Laws (including the rules and regulations of the DOT) and is approved in writing by the Administrative Agent.
     “Related Party”: Any Person: (a) which directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Borrower or any Guarantor; (b) which beneficially owns or holds 5% or more of the equity interest of the

Master Financing Agreement

Borrower or any Guarantor; or (c) 5% or more of the equity interest of which is beneficially owned or held by the Borrower. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract.
     “Requisite Lenders”: At any one time any group of Lenders holding Obligations which constitute a majority of the aggregate unpaid principal amount of all Obligations outstanding at such time or, if no such Obligations shall be outstanding, holding a majority of the Commitments of all Lenders at such time.
     “Santa Rosa Property:” As defined in Section 5.12 hereof.
     “Securities Intermediary:” North Coast Bank, a division of American River Bank, a California Corporation, or such other financial institution from time to time approved by the Administrative Agent in writing as the Securities Intermediary.
     “Securities Intermediary Control Agreement:” That certain Securities Account Control Agreement to be entered into by Borrower, Voltage Vehicles, a Nevada corporation, Securities Intermediary and the Administrative Agent, pursuant to which (i) Borrower and Voltage Vehicles have granted a security interest with respect to their respective interests in the securities accounts of Borrower and Voltage Vehicles identified therein, in form and substance satisfactory to the Administrative Agent, as originally executed and as it may be amended, modified, supplemented, restated or replaced from time to time.
     “Security Agreement”: That certain Borrower Security Agreement of even date herewith, made by the Borrower in favor of the Administrative Agent, as originally executed and as it may be amended, modified, supplemented, restated or replaced from time to time.
     “Stated Amount”: With respect to any Letter of Credit, the maximum dollar amount available to be drawn under such Letter of Credit (subject to presentment of all required documents) on the LC Issuance Date thereof (as such amount may be amended or modified); provided that if such Letter of Credit is not issued in U.S. Dollars, then the “Stated Amount” shall be equal to the U.S. Dollar equivalent of such Letter of Credit determined by reference to the foreign exchange rate specified by the Administrative Agent as the foreign exchange rate applicable to such Letter of Credit under the Support Agreement relating thereto (or otherwise).
     “Subordination Agreements”: Those certain Subordination Agreements among the Borrower, the Administrative Agent and an Approved Converter, each as a Subordinated Creditor, in form and substance satisfactory to the Administrative Agent and Initial Lender in their sole and absolute discretion, as originally executed and as they may be amended, modified, supplemented, restated or replaced from time to time.
     “Subsidiary”: Any Person of which or in which the Borrower and its other Subsidiaries, if any, own directly or indirectly 50% or more of: (a) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such Person, if it is a corporation, (b) the capital interest or profit interest of such Person, if it is a partnership, limited liability company, joint venture or similar entity, having ordinary voting power to elect the manager or a majority of the managers thereof or otherwise to

Master Financing Agreement

have majority voting power over the general business and affairs of such partnership, limited liability company, joint venture or other entity or (c) the beneficial interest of such Person, if it is a trust, association or other unincorporated organization.
     “Subsidiary Guaranties”: Each Subsidiary Guaranty of even date herewith entered into by a Subsidiary of the Borrower in favor of Administrative Agent, for the benefit of Administrative Agent and the Lenders, guarantying the payment and performance of the Obligations, together with each such additional Subsidiary Guaranty that shall be entered into after the date hereof by any additional Subsidiary(ies) of the Borrower as required pursuant to Section 5.11 hereof, in each case as originally executed and as it may be amended, modified, supplemented, restated or replaced from time to time.
     “Subsidiary Security Agreements”: Each Subsidiary Security Agreement of even date herewith entered into by a Subsidiary of the Borrower in favor of Administrative Agent, for the benefit of Administrative Agent and the Lenders, securing the Obligations, together with each such additional Subsidiary Security Agreement that shall be entered into after the date hereof by any additional Subsidiary(ies) of the Borrower as required pursuant to Section 5.11 hereof, in each case as originally executed and as it may be amended, modified, supplemented, restated or replaced from time to time.
     “Support Agreement”: A guarantee issued by, a letter of credit facility entered into by (which letter of credit facility may consist of a general credit facility entered into prior to, on or after the date hereof providing for the issuance of letters of credit on behalf of a Lender in connection with the operation of such Lender’s business) or a reimbursement agreement or other instrument or agreement entered into by, one or more Lenders for the benefit of an LC Issuer for purposes of inducing such LC Issuer to issue a Letter of Credit. Support Agreements shall include any reimbursement agreement, letter of credit application or like document executed and delivered by Administrative Agent or any Lender to an LC Issuer in connection with a Letter of Credit and providing for, among other things, any agreement for the reimbursement of, or cash collateralization of, any draws under a Letter of Credit.
     “Sweep Account”: The deposit account to be established and maintained by Administrative Agent at Depository Bank.
     “Term”: The period of time commencing on the date hereof and ending on the last to occur of (i) the Termination Date and (ii) the date each Note issued hereunder is paid in full pursuant to its terms and all other obligations (other than contingent indemnification obligations to the extent no claims giving rise thereto have been asserted) of the Borrower to the Lenders hereunder and under the Notes and the other Loan Documents have been paid in full.
     “Termination Date”: September 8, 2006 or such later date as may be agreed to in writing by the Administrative Agent and the Lenders (in their sole and absolute discretion) and the Borrower.
     “Vehicle”: Any passenger car propelled by an engine or motor, meant for traveling on streets or roads, that is of a make and model approved in writing by the Administrative Agent.
     “Vehicle Purchase Loan”: As defined in Section 2.4(a) hereof.

Master Financing Agreement

     “Vehicle Purchase Loan Interest”: As defined in Section 2.8(b) hereof.
     “Vehicle Purchase Loan Request”: As defined in Section 2.4(c) hereof.
     “Vehicle Purchase Note”: As defined in Section 2.4(b) hereof.
     “Vehicle Shipping & Conversion Costs”: The costs and expenses of (i) shipping the Eligible Vehicles purchased by the Borrower (or one of its wholly-owned Subsidiaries that is a party to a Subsidiary Security Agreement) from the Vendor to the Customer (through the Approved Converter), and (ii) Americanizing such Eligible Vehicles pursuant to a Conversion Contract, together with such other costs and expenses incidental thereto that shall have been approved in writing by the Administrative Agent.
     “Vendor”: Any dealer of Vehicles who shall be approved as such from time to time in writing by the Administrative Agent in its sole and absolute discretion.
     Section 1.2 Accounting Terms and Calculations. Except as may be expressly provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP consistently applied for the Borrower as used in the preparation of the Borrower’s financial statements.
     Section 1.3 Other Definitional Provisions. The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections, Exhibits, Schedules and like references are to this Agreement unless otherwise expressly provided.
ARTICLE 2. TERMS OF LENDING
     Section 2.1 Letters of Credit.
          (a) Subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Borrower herein, Lenders shall, prior to the Termination Date, and upon request made by Borrower in accordance with the terms hereof, severally (based on each Lender’s Pro Rata Share) extend credit up to the Facility Commitment Amount then in effect to or for the benefit of Borrower (by causing to be issued Letters of Credit pursuant to Support Agreements entered into by Lenders from time to time (or a Support Agreement in effect on or prior to the date hereof). The beneficiary of any Letter of Credit shall be a Vendor of Eligible Inventory. Each Letter of Credit may be drawn only in one single amount equal to the Stated Amount upon the delivery for shipment of the Eligible Inventory purchased in respect of which such Letter of Credit was issued to the applicable Vendor and presentment of such Letter of Credit, together with delivery of such documents and supporting materials as specified therein (including, without limitation, an inspection certificate from a third party inspection company reasonably acceptable to Administrative Agent, a commercial invoice from the applicable Vendor, a clean onboard ocean bill of lading by the applicable freight carrier for delivery of the purchased Eligible Inventory to the United States, a packing list and a Manufacturer’s Statement of Origin (or similar document under the Law applicable to such Vendor)), all in strict compliance with the terms thereof. Each Letter of Credit shall be issued

Master Financing Agreement

for the account either of the Lenders or Borrower and the beneficiary thereunder shall be a Vendor. Each Letter of Credit shall be issued for the purpose of ensuring payment with respect to and inducing such Vendor to sell Eligible Inventory to Borrower (or one of its wholly-owned Subsidiaries that is a party to a Subsidiary Security Agreement). Each Letter of Credit shall be in form and substance satisfactory to Administrative Agent and the Lenders in their sole and absolute discretion. No Letter of Credit shall contain any provision for payment thereunder at any time earlier than 2:00 p.m. (Chicago time) on the first Business Day after the presentation of all conforming drafts, demands for payment and all other documents, if any, required to be presented to the LC Issuer pursuant to such Letter of Credit. Unless otherwise specified, all Letters of Credit will be governed by the Uniform Customs and Practices for Documentary Credits of the International Chamber of Commerce as in effect on the date of issuance of such Letter of Credit.
          (b) Letter of Credit Expenses; Unconditional Reimbursement Obligations; Etc. Borrower shall, promptly but in no event later than two (2) Business Days following written demand, reimburse the Administrative Agent, on behalf of itself and the Lenders, for all Letter of Credit Expenses (other than the Lender Assumed LC Costs), paid, incurred, suffered or assumed from time to time by the Lenders or the Administrative Agent (it being acknowledged and agreed that all Lender Assumed LC Costs shall be borne by, and for the account of, the Lenders). In the event that the Borrower shall fail to reimburse the Administrative Agent for the amount of such Letter of Credit Expenses when due, the unpaid amount then due shall accrue interest on a daily basis at the Per Diem Default Rate, and such interest shall be paid by Borrower to the Administrative Agent from time to time upon demand. Borrower acknowledges and agrees that upon the issuance of any Letter of Credit, the Lenders shall be deemed to have made an LC Loan to the Borrower in the Stated Amount of such Letter of Credit, as provided in Section 2.3 hereof, and notwithstanding anything to the contrary contained herein or in any other Loan Document, Borrower agrees that Borrower’s obligations to pay or reimburse the Administrative Agent, for the benefit of the Lenders, for the full amount of all Letter of Credit Expenses (other than the Lender Assumed LC Costs) and the principal of, and interest on, any Credit Note (or Conversion Note issued upon the conversion of any LC Loan), including, if applicable, any interest on such overdue Letter of Credit Expenses or interest on any such overdue principal and interest, at the Per Diem Default Rate, when due, shall be absolute, unconditional and irrevocable irrespective of whose account any such Letter of Credit was issued, or the existence of any claim or circumstance, including without limitation any of the following:
         (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents (including any Support Agreement or Letter of Credit);
         (ii) the existence of any claim, setoff, defense or other right which Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Person for whom any such transferee may be acting), the LC Issuer (including any claim for improper payment), any Lender or any other Person, whether in connection with this Agreement, the Support Agreement, the Letter of Credit, the transactions contemplated herein or therein or any unrelated transactions (including any underlying transactions between Borrower and the applicable Vendor);

Master Financing Agreement

         (iii) any draft, demand certificate or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect or any particular conditions stipulated in the documents presented under a Letter of Credit are superimposed thereon;
         (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;
         (v) the occurrence of any Default or Event of Default;
         (vi) any affiliation between the LC Issuer, any Lender and/or Administrative Agent;
         (vii) the failure of any instrument to bear any reference or adequate reference to a Letter of Credit, or the failure of any draft to be endorsed by the payee or to be accompanied by documents at negotiation, or the failure of any negotiating bank to endorse any draft or other instrument in connection with a Letter of Credit or the failure of any person to note the amount of any draft on the reverse of a Letter of Credit or to surrender or take up a Letter of Credit or to forward documents apart from drafts as required by the terms of a Letter of Credit (each of which provisions, if contained in a Letter of Credit itself, may be waived by LC Issuer and/or Lenders);
         (viii) any error, omission, interruption or delay in transmission or delivery of any message or advice in connection with a Letter of Credit;
         (ix) payment by LC Issuer under any Letter of Credit or Support Agreement against presentation of a demand, draft or certificate or other document that does not comply with the terms of such Letter of Credit or Support Agreement;
         (x) any non-documentary conditions that may be stated in a Letter of Credit; and
         (xi) to the extent permitted under applicable law, any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.
The happening of any one or more of the foregoing contingencies shall not in any way affect, impair, or prevent the obligation of Borrower to repay any LC Loan or reimburse the Administrative Agent and the Lenders for any Letter of Credit Expenses required to be reimbursed by Borrower hereunder. Borrower and Lenders hereby agree that payment of any Credit Note may be made in the manner set forth in Section 2.6 hereof (by conversion thereof to a Conversion Loan) or Section 2.8 hereof.
In furtherance and extension and not limitation of the specific provisions hereinabove set forth, Borrower hereby agrees that any action, inaction or omission by Administrative Agent, any Lender, an LC Issuer or any of its branches, affiliates or correspondents under or in connection with a Letter of Credit, if taken in good faith, shall be binding on Borrower and shall not, except as set forth below, put or create liability on Administrative Agent, any Lender or an LC Issuer or

Master Financing Agreement

any of its branches, affiliates or correspondents. None of Administrative Agent, Lenders or any LC Issuer shall, except as set forth below, be responsible for any act, error, neglect, default, omission, insolvency or failure in the business of any of the affiliates or correspondents of such Person or for any refusal by an LC Issuer to pay or honor drafts drawn under a Letter of Credit because of any United States or foreign laws or regulations now or hereafter in force or for any other matter beyond the control of such parties. Notwithstanding the foregoing, Borrower shall have a claim against Administrative Agent, Lenders or an LC Issuer and any such Person may be liable to Borrower, to the extent of any actual direct damages (and not indirect, special, exemplary, incidental, punitive or consequential damages) suffered by Borrower which are caused by such Person’s willful misconduct or gross negligence; provided, however, that, in the case of the LC Issuer, Borrower shall have no right to pursue any such claims as against the LC Issuer except solely to the extent, and in the manner, permitted by Section 2.2 hereof (it being agreed that the Lenders’ obligations to pursue any such claim on behalf of the Borrower shall be subject to the terms and conditions of Section 2.2 hereof).
          (c) Allocation of Risks. As between Administrative Agent, Lenders and the LC Issuers, on the one hand, and Borrower, on the other, Borrower assumes all risks of the acts and omissions of, or misuse of any Letter of Credit, by beneficiaries of any Letter of Credit. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law, none of Administrative Agent or the Lenders shall be responsible for, and the Borrower agrees that the LC Issuer shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any Letter of Credit or Support Agreement, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to demand payment under any Letter of Credit, provided that, in the case of any payment by LC Issuer under any Letter of Credit or guaranty thereof, Borrower shall be entitled to assert that LC Issuer is liable to the extent such payment was made solely as a result of its gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such Letter of Credit or Support Agreement, provided, however, such assertion shall not affect Borrower’s Obligations hereunder; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they may be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Letter of Credit or Support Agreement or of the proceeds thereof, (G) the credit of the proceeds of any drawing under any Letter of Credit or Support Agreement; and (H) any consequences arising from causes beyond the control of Administrative Agent, the Lenders or the applicable LC Issuer. None of the above shall affect, impair, or prevent the vesting of any of Administrative Agent’s and Lenders’ rights or powers hereunder or under the other Loan Documents. Nothing contained herein shall be deemed to limit or to expand any waivers, covenants or indemnities made by Borrower in favor of Administrative Agent, Lenders or, if applicable, any LC Issuer in any other Loan Document.

Master Financing Agreement

          (d) Expiration of Letters of Credit. Each Letter of Credit shall be for a limited term (such term not to exceed forty-five (45) days from the date of issuance) and shall have an expiry date (the “Expiry Date”) that is specified by Borrower and agreed to by Administrative Agent and the Lenders as the LC Term in the Credit Request. Each Letter of Credit shall expire on the applicable Expiry Date thereof, which date shall, in no event, extend beyond the Termination Date. If any Letter of Credit, whether or not then due and payable, shall for any reason be outstanding on the Termination Date, Borrower shall either (A) provide cash collateral therefor, (B) cause such Letter of Credit to be canceled and returned, or (C) deliver a stand-by letter (or letters) of credit in guaranty of the Credit Note issued in respect thereof, which stand-by letter (or letters) of credit shall be of like duration (plus thirty (30) additional days) as, and in an amount equal to 105% of, the aggregate maximum amount then available to be drawn under such Letter of Credit and shall be issued by a financial institution, and shall be subject to such other terms and conditions, as are satisfactory to Administrative Agent and Lenders in their sole discretion.
     Section 2.2 Indemnification Relating to Loans and Letters of Credit. In addition to amounts payable as elsewhere provided in this Agreement, Borrower hereby agrees to pay and to protect, indemnify, and save harmless Administrative Agent and each Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys’ fees and allocated costs of internal counsel) that such Person may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit, Support Agreement (other than Lender Assumed LC Costs) or Loan or (B) the failure of Administrative Agent, any Lender or of LC Issuer to honor (or, in the case of the Administrative Agent or the Lenders, to cause to be honored) a demand for payment under any Letter of Credit or Support Agreement, as a result of any act or omission, whether rightful or wrongful, including any act or omission of any present or future de jure or de facto government or US Governmental Authority, in each case other than to the extent solely as a result of the gross negligence or willful misconduct of such Person (as finally determined by a court of competent jurisdiction); provided, however, that if (i) LC Issuer shall have wrongfully dishonored any Letter of Credit after the presentation to it by the beneficiary thereof of a draft or other demand for payment and other documentation strictly complying with the terms and conditions of such Letter of Credit or (ii) LC Issuer shall have made payment to the beneficiary of such Letter of Credit against presentation of documents which do not substantially comply with the terms of such Letter of Credit, and in either event (x) the Borrower shall have repaid to the Administrative Agent and the Lenders the unpaid principal of, and accrued interest on, the Credit Note issued with respect to such Letter of Credit (or, if applicable, the Conversion Note issued upon the conversion thereof), together with all Letter of Credit Expenses required to be reimbursed to the Administrative Agent and the Lenders with respect to such Letter of Credit pursuant to Section 2.1(b) hereof, (y) no Default or Event of Default shall have occurred and be continuing and (z) the Administrative Agent and the Lenders shall believe, in their sole and absolute discretion, that the actions taken by the LC Issuer in clause (i) or (ii) above were undertaken by gross negligence or willful misconduct by the LC Issuer, then the Administrative Agent and the Lenders, as the case may require, shall, at the cost and expense of the Borrower, cooperate with the reasonable requests of the Borrower for the purpose of exercising such rights and remedies as against the LC Issuer, for the benefit of the Borrower, as shall be appropriate to enable the Lenders to recover, for the benefit of the Borrower, such damages as the Borrower shall be entitled under the applicable Support Agreements or applicable law as a result of the actions taken by the LC Issuer

Master Financing Agreement

as described in clause (i) or (ii) above. Nothing contained in the immediately preceding proviso shall limit the obligations of Borrower to Administrative Agent or the Lenders otherwise set forth herein. It is understood that in making any payment under a Letter of Credit, the LC Issuer will rely on documents presented to it under such Letter of Credit as to any and all matters set forth therein without further investigation and regardless of any notice or information to the contrary, and such reliance and payment against documents presented thereunder substantially complying with the terms thereof shall not be deemed gross negligence or willful misconduct of such LC Issuer in connection with such payment.
     Section 2.3 Borrowing Procedures for Credits.
          (a) Borrowing Procedures. The Borrower will make a request for the Lenders to cause to be issued a Letter of Credit to the Administrative Agent in such manner as the Administrative Agent may from time to time reasonably prescribe. In the absence of any such further direction and subject to the provisions hereof, Borrower shall request the issuance of a Letter of Credit by having a senior officer of Borrower, designated by Borrower in writing as having authority to make such a request, submit to Administrative Agent a request for such Letter of Credit in the form of Exhibit F attached hereto (each such request, a “Credit Request”), together with such other information as Administrative Agent or the Lenders reasonably request in accordance with the terms hereof, and must be given so as to be received by Administrative Agent not later than 12:30 p.m. (Chicago time) on the fourth (4th) Business Day prior to the requested date of the issuance of such Letter of Credit. Each Credit Request shall (i) specify the proposed issuance date (which shall be on a Business Day) and Expiry Date of the requested Letter of Credit, (ii) specify the name and address of the beneficiary Vendor, (iii) specify the proposed Stated Amount of such Letter of Credit, (iv) set forth a description of the Eligible Inventory being purchased in connection with such Letter of Credit, (v) have attached thereto a true, correct and complete copy of the commercial invoice from such Vendor in respect of such Eligible Inventory, (vi) set forth the name and address of the applicable Customer(s) under the Customer Purchase Orders relating to such Eligible Inventory and have attached thereto a true, correct and complete copy of such Customer Purchase Orders, (vii) set forth a detailed expense budget of the Vehicle Shipping & Conversion Costs to be incurred in connection with the Eligible Inventory being purchased with the proceeds of such Letter of Credit (an “Ancillary Vehicle Budget”), and (viii) set forth such other information as the Administrative Agent or the Lenders may from time to time reasonably request, in each case in form and substance acceptable to the Administrative Agent and the Lenders. In addition, each Credit Request shall contain a description of the requested terms, conditions and presentments required for any draw under the proposed Letter of Credit. Each request for a Letter of Credit shall be deemed a representation and warranty by the Borrower that (i) all conditions precedent specified in Section 3.2 to the issuance of such Letter of Credit are satisfied on the Funding Date of such Letter of Credit and (ii) no breach or default under, and no Event of Default defined or described in, this Agreement or any of the other Loan Documents will exist.
          (b) The Borrower acknowledges that the Administrative Agent or the Lenders may issue Support Agreements under the Loan Documents or any other basis deemed appropriate by the Administrative Agent and the Lenders from time to time, or may have entered into Support Agreements prior to the date hereof. The Borrower shall not request Letter of Credits for any purpose other than in connection with the purchase of Eligible Inventory.

Master Financing Agreement

          (c) The Administrative Agent may maintain from time to time, at its discretion, liability records as to any and all LC Loans made or repaid and interest accrued or paid under this Agreement and any Letter of Credit Expenses reimbursable to the Administrative Agent or Lenders hereunder. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. On demand by Administrative Agent, the Borrower will admit and certify in writing the exact principal balance which Borrower then asserts to be outstanding to Lenders under any Credit Note.
          (d) The Administrative Agent shall endeavor to respond to each Credit Request within four (4) Business Days of its receipt thereof. The failure of Administrative Agent to respond in writing to a Credit Request within four (4) Business Days of its receipt, either declining or approving such request or requesting additional information shall be deemed a rejection by Administrative Agent and the Lenders of such Credit Request. If Administrative Agent or any Lender reasonably determines that it requires more information than contained in the Credit Request in order to evaluate the Letter of Credit that is the subject of such request, the Administrative Agent shall present a request for more information to Borrower.
          (e) Upon the issuance of any Letter of Credit, the Lenders shall be deemed to have made to the Borrower, and the Borrower shall be deemed to have borrowed from the Lenders, a loan (each, an “LC Loan”) in the principal amount equal to the Stated Amount of such Letter of Credit, and such LC Loan shall be evidenced by, and subject to the terms and conditions of, one or more promissory notes, substantially in the form of Exhibit A attached hereto, evidencing such LC Loan made in connection with such Letter of Credit (each such note, a “Credit Note”), and such LC Loan shall accrue interest in accordance with Section 2.8 hereof.
          (f) Each LC Loan shall not exceed the Facility Commitment Amount then in effect (and, as to any Lender, such Lender’s Pro Rata Share thereof), and if there shall be more than one Lender hereunder, each LC Loan shall consist of LC Loans made simultaneously by the Lenders ratably according to their Pro Rata Share thereof.
          (g) Copy of Invoice for Certain Expenses. In the event that the Lenders, the Administrative Agent, the Borrower and the LC Issuer shall agree to amend any Letter of Credit following the issuance thereof, the Administrative Agent shall, as soon as reasonably practicable following the written request of the Borrower, deliver to the Borrower a copy of an invoice (or other document) evidencing the costs and expenses required to be paid to the LC Issuer in connection with such amendment (which costs and expenses are acknowledged by the Borrower to be reimbursable to the Lenders as Letter of Credit Expenses pursuant to Section 2.1(b) hereof). Nothing contained in this clause (g) shall be intended to impose any obligation or duty upon the Administrative Agent or the Lenders to amend any such Letter of Credit following the issuance thereof, it being understood and agreed that the Administrative Agent and the Lenders shall have the right to withhold their consent to any such amendment in their sole and absolute discretion.
     Section 2.4 Vehicle Purchase Loans.
          (a) Vehicle Purchase Loans. On the terms and subject to the conditions set forth herein (including, without limitation, the conditions set forth in Section 3.2 hereof),

Master Financing Agreement

Lenders severally agree to make vehicle purchase loans (each, a “Vehicle Purchase Loan”) to Borrower from time to time as set forth herein, up to the Facility Commitment Amount then in effect (and, as to any Lender, such Lender’s Pro Rata Share thereof). If there shall be more than one Lender hereunder, each proposed Vehicle Purchase Loan shall consist of Vehicle Purchase Loans made simultaneously by the Lenders ratably according to their Pro Rata Share thereof. The Borrower shall not request Vehicle Purchase Loans for any purpose other than the purchase of Eligible Inventory.
          (b) Vehicle Purchase Notes. Each Vehicle Purchase Loan shall be evidenced by, and be subject to the terms and conditions of, one or more promissory notes payable by Borrower to each Lender (or its assignee), in the form of Exhibit B attached hereto (a “Vehicle Purchase Note”).
          (c) Borrowing Procedures. The Borrower will make a request for a Vehicle Purchase Loan to the Administrative Agent in such manner as the Administrative Agent may from time to time prescribe. In the absence of any such further direction and subject to the provisions hereof, Borrower shall request a Vehicle Purchase Loan by having a senior officer of Borrower, designated by Borrower in writing as having authority to make such request, submit a request for such Vehicle Purchase Loan in the form of Exhibit G attached hereto (each such request, a “Vehicle Purchase Loan Request”), together with such other information as Administrative Agent or the Lenders reasonably request in accordance with the terms hereof, and must be given so as to be received by Administrative Agent not later than 12:30 p.m. (Chicago time) on the fourth (4th) Business Day prior to the requested Funding Date of such proposed Vehicle Purchase Loan. Each Vehicle Purchase Loan Request shall (i) specify the proposed Funding Date (which shall be on a Business Day) of the requested Vehicle Purchase Loan, (ii) specify the name and address of the Vendor(s) of the Eligible Inventory being purchased with the proceeds of such Vehicle Purchase Loan, (iii) state the proposed principal amount of such Vehicle Purchase Loan, (iv) set forth a description of the Eligible Inventory being purchased with the proceeds of such Vehicle Purchase Loan, (v) have attached thereto a true, correct and complete copy of the commercial invoice from the Vendor(s) in respect of such Eligible Inventory, (vi) set forth the name and address of the applicable Customer(s) under the Customer Purchase Orders relating to such Eligible Inventory and have attached thereto a true, correct and complete copy of such Customer Purchase Orders, (vii) set forth the Ancillary Vehicle Budget with respect to the Eligible Inventory being purchased with the proceeds of Vehicle Purchase Loan, and (viii) set forth such other information as the Administrative Agent or the Lenders may from time to time reasonably request, in each case in form and substance acceptable to the Administrative Agent and the Lenders. Each request for a Vehicle Purchase Loan shall be deemed a representation and warranty by the Borrower that (i) all conditions precedent specified in Section 3.2 to such Vehicle Purchase Loan are satisfied on the Funding Date of such Vehicle Purchase Loan and (ii) no breach or default under, and no Event of Default defined or described in, this Agreement or any of the other Loan Documents will exist. The Administrative Agent shall endeavor to respond to each Vehicle Purchase Loan Request within four (4) Business Days of its receipt thereof. The failure of Administrative Agent to respond in writing to a Vehicle Purchase Loan Request within four (4) Business Days of its receipt, either declining or approving such request or requesting additional information shall be deemed a rejection by Administrative Agent and the Lenders of such Vehicle Purchase Loan Request. If Administrative Agent or any Lender reasonably determines that it requires more information

Master Financing Agreement

than contained in the Vehicle Purchase Loan Request in order to evaluate the proposed Vehicle Purchase Loan subject of such request, the Administrative Agent shall present a request for more information to Borrower.
          (d) Record of Vehicle Purchase Loans. The Administrative Agent may maintain from time to time, at its discretion, liability records as to any and all Vehicle Purchase Loans made or repaid and interest accrued or paid under this Agreement. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. On demand by Administrative Agent, the Borrower will admit and certify in writing the exact principal balance which Borrower then asserts to be outstanding to Lenders for Vehicle Purchase Loans under this Agreement.
     Section 2.5 Ancillary Vehicle Loans.
          (a) Ancillary Vehicle Loans. On the terms and subject to the conditions set forth herein (including, without limitation, the conditions set forth in Section 3.2 hereof), Lenders severally agree to make ancillary vehicle loans (each, an “Ancillary Vehicle Loan”) to Borrower from time to time as set forth herein, up to the Facility Commitment Amount then in effect (and, as to any Lender, such Lender’s Pro Rata Share thereof). If there shall be more than one Lender hereunder, each proposed Ancillary Vehicle Loan shall consist of Ancillary Vehicle Loans made simultaneously by the Lenders ratably according to their Pro Rata Share thereof. The Borrower shall not request Ancillary Vehicle Loans for any purpose other than in connection with the financing of the actual Vehicle Shipping & Conversion Costs attributable to Vehicles financed pursuant to a Letter of Credit or Vehicle Purchase Loan hereunder.
          (b) Ancillary Vehicle Notes. Each Ancillary Vehicle Loan shall be evidenced by, and be subject to the terms and conditions of, one or more promissory notes payable by Borrower to the each Lender (or its assignee), in the form of Exhibit C attached hereto (an “Ancillary Vehicle Note”), and shall accrue interest in accordance with Section 2.8 hereof.
          (c) Borrowing Procedures. The Borrower will make a request for an Ancillary Vehicle Loan to the Administrative Agent in such manner as the Administrative Agent may from time to time prescribe. In the absence of any such further direction and subject to the provisions hereof, Borrower shall request an Ancillary Vehicle Loan by having a senior officer of Borrower, designated by Borrower in writing as having authority to make such a request, submit a request for an Ancillary Vehicle Loan in the form of Exhibit H attached hereto (each such request, an “Ancillary Vehicle Loan Request”) to Administrative Agent, together with such other information as Administrative Agent or the Lenders reasonably request in accordance with the terms hereof, and must be given so as to be received by Administrative Agent not later than 12:30 p.m. (Chicago time) on the fourth (4th) Business Day prior to the requested Funding Date of such proposed Ancillary Vehicle Loan. Each Ancillary Vehicle Loan Request shall (i) specify the proposed Funding Date (which shall be on a Business Day) of the requested Ancillary Vehicle Loan, (ii) set forth the name and address of the shipping company, Approved Converter or other party being paid with the proceeds of such Ancillary Vehicle Loan, (iii) specify the proposed principal amount of such Ancillary Vehicle Loan, (iv) set forth a description of the services provided by the recipient of the proceeds of such Ancillary Vehicle Loan, (v) set forth the Eligible Inventory as to which such requested Ancillary Vehicle Loan shall relate and the

Master Financing Agreement

Ancillary Vehicle Budget relating thereto, (vi) have attached thereto a true, correct and complete copy of one or more commercial invoices from the recipients of the proceeds of such Ancillary Vehicle Loan, (vii) set forth a written direction from the Borrower to pay such proceeds directly to such recipients and (viii) set forth such other information as the Administrative Agent or the Lenders may from time to time reasonably request, in each case in form and substance acceptable to the Administrative Agent and the Lenders. Each Ancillary Vehicle Loan Request shall be deemed a representation and warranty by the Borrower that (i) all conditions precedent specified in Section 3.2 to such Ancillary Vehicle Loan are satisfied on the Funding Date of such Ancillary Vehicle Loan and (ii) no breach or default under, and no Event of Default defined or described in, this Agreement or any of the other Loan Documents will exist. The Administrative Agent shall endeavor to respond to each Ancillary Vehicle Loan Request within four (4) Business Days of its receipt thereof. The failure of Administrative Agent to respond in writing to an Ancillary Vehicle Loan Request within four (4) Business Days of its receipt, either declining or approving such request or requesting additional information shall be deemed a rejection by Administrative Agent and the Lenders of such Ancillary Vehicle Loan Request. If the Administrative Agent or any Lender reasonably determines that it requires more information than contained in the Ancillary Vehicle Loan Request in order to evaluate the proposed Ancillary Vehicle Loan subject of such request, the Administrative Agent shall present a request for more information to Borrower.
          (d) Record of Ancillary Vehicle Loans. The Administrative Agent may maintain from time to time, at its discretion, liability records as to any and all Ancillary Vehicle Loans made or repaid and interest accrued or paid under this Agreement. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. On demand by Administrative Agent, the Borrower will admit and certify in writing the exact principal balance which Borrower then asserts to be outstanding to Lenders for Ancillary Vehicle Loans under this Agreement.
     Section 2.6 Conversion of a Reimbursement Obligation and LC Interest to a Conversion Loan.
          (a) At the request of the Borrower following the payment of the Stated Amount of a Letter of Credit to a Vendor by an LC Issuer and provided the conditions set forth in Section 3.3 hereof have been satisfied not later than two (2) Business Days following the LC Payment Date of such Letter of Credit, the then outstanding principal amount of the LC Loan, together with all unpaid LC Interest accrued thereon, related to such Letter of Credit shall be converted into the original principal amount of a Conversion Loan. The Administrative Agent shall, to the extent reasonably practicable, endeavor to give advance notice (which may be telephonic) of the expected LC Payment Date of a Letter of Credit and, if such advance written notice shall not have been given, the Administrative Agent shall give notice (which may be telephonic) of the LC Payment Date promptly following the occurrence thereof.
          (b) Each Conversion Loan shall be evidenced by, and be subject to the terms and conditions of, one or more notes payable by Borrower to each Lender (or its assignee), in the form of Exhibit D attached hereto (a “Conversion Note”), and shall accrue interest in accordance with Section 2.8 hereof.

Master Financing Agreement

          (c) The Borrower will make a request to convert an LC Loan (together with all unpaid LC Interest accrued thereon) to a Conversion Loan to the Administrative Agent in such manner as the Administrative Agent may from time to time prescribe. In the absence of any such further direction and subject to the provisions hereof, Borrower may request the conversion of an LC Loan (together with such accrued and unpaid LC Interest) to a Conversion Loan by having a senior officer of Borrower, designated by Borrower in writing as having authority to make such request, submit a request for such Conversion Loan in the form of Exhibit I attached hereto (each such request, a “Conversion Request”) to Administrative Agent, together with such other information as Administrative Agent or the Lenders reasonably request in accordance with the terms hereof, and must be given so as to be received by Administrative Agent not earlier than the LC Payment Date of the Letter of Credit as to which such LC Loan relates but not later than 4:00 p.m. (Chicago time) on the next succeeding Business Day. Each Conversion Request shall specify, as applicable, the aggregate outstanding amount of the LC Loan, together with all unpaid interest accrued thereon, being converted to a Conversion Loan, and such other information as the Administrative Agent or the Lenders may from time to time reasonably request, in each case in form and substance acceptable to the Administrative Agent and the Lenders. Each Conversion Request shall be deemed a representation and warranty by the Borrower that (i) all conditions precedent specified in Section 3.3 in respect of such Conversion Loan are satisfied on the Funding Date thereof and (ii) no breach or default under, and no Event of Default defined or described in, this Agreement or any of the other Loan Documents will exist.
          (d) Record of Conversion Loans. The Administrative Agent may maintain from time to time, at its discretion, liability records as to any and all Conversion Loans made or repaid and interest accrued or paid under this Agreement. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. On demand by Administrative Agent, the Borrower will admit and certify in writing the exact principal balance which Borrower then asserts to be outstanding to Lenders for Conversion Loans under this Agreement.
     Section 2.7 A/R Loans. (a) On the terms and subject to the conditions set forth herein (including, without limitation, the conditions set forth in Section 3.4 hereof) and in consideration of Borrower’s obligation to pay A/R Loan Interest pursuant to Section 2.8 hereof, Lenders severally agree to make A/R loans (each, an “A/R Loan”) to Borrower from time to time as set forth herein up to the Facility Commitment Amount then in effect (and, as to any Lender, such Lender’s Pro Rata Share thereof) provided that after giving effect to any such A/R Loan, the aggregate amount of all then outstanding and unpaid A/R Loans and Conversion Loans shall not exceed the amount of the Available Borrowing Base.
          (b) Each A/R Loan shall be evidenced by, and be subject to the terms and conditions of, one or more promissory notes payable by Borrower to each Lender (or its assignee), in the form of Exhibit E attached hereto (an “A/R Note”), and shall accrue interest in accordance with Section 2.8 hereof.
          (c) The Borrower will make a request for an A/R Loan to the Administrative Agent in such manner as the Administrative Agent may from time to time prescribe. In the absence of any such further direction and subject to the provisions hereof, Borrower shall request

Master Financing Agreement

an A/R Loan by having a senior officer of Borrower, designated by Borrower in writing as having authority to make such request, submit a request for an A/R Loan in the form of Exhibit J attached hereto (each such request, an “A/R Loan Request”) to Administrative Agent, together with such other information as the Administrative Agent or the Lenders reasonably request in accordance with the terms hereof, and must be given so as to be received by Administrative Agent not later than 12:30 p.m. (Chicago time) on the Business Day prior to the requested Funding Date of such proposed A/R Loan. Each A/R Loan Request shall specify such information as the Administrative Agent may reasonably request, in each case in form and substance acceptable to the Administrative Agent, and shall be accompanied by: (i) a borrowing base report demonstrating (x) the calculation of Eligible Accounts and (y) the calculation of Available Borrowing Base at the time of such A/R Loan Request, (ii) original evidence of the issuance of either a prepaid credit insurance policy or letter of credit with respect the applicable Customer’s obligations under the applicable Customer Purchase Order in favor of Administrative Agent, in form and substance satisfactory to Administrative Agent in its sole discretion, and (iv) Borrower’s invoices to its Customers in respect of the Eligible Accounts, which invoice shall have terms and shall be in form and substance satisfactory to Administrative Agent in its sole and absolute discretion. Each A/R Loan Request shall be deemed a representation and warranty by the Borrower that (i) all conditions precedent specified in Section 3.4 to such A/R Loan are satisfied on the Funding Date of such A/R Loan and (ii) no breach or default under, and no Event of Default defined or described in, this Agreement or any of the other Loan Documents will exist. The failure of Administrative Agent to respond in writing to an A/R Loan Request within one (1) Business Day of its receipt, either declining or approving such request or requesting additional information shall be deemed a rejection by Administrative Agent and the Lenders of such A/R Loan Request. If the Administrative Agent or any Lender reasonably determines that it requires more information than contained in the A/R Loan Request in order to evaluate the proposed A/R Loan subject of such request, the Administrative Agent shall present a request for more information to Borrower.
          (d) Record of A/R Loans. The Administrative Agent may maintain from time to time, at its discretion, liability records as to any and all A/R Loans made or repaid and interest accrued or paid under this Agreement. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. On demand by Administrative Agent, the Borrower will admit and certify in writing the exact principal balance which Borrower then asserts to be outstanding to Lenders for A/R Loans under this Agreement.
     Section 2.8 Interest and Repayment; Certain Mandatory Prepayments.
          (a) LC Interest; Repayment. Each LC Loan shall accrue interest in an amount equal to two percent (2.0%) of the original principal amount thereof, for the first thirty (30) day period following the making of such LC Loan (regardless of whether all or any portion of such LC Loan shall be repaid (or converted to a Conversion Loan) prior to the expiration of such 30-day period, in which case interest in an amount equal to the full two percent (2%) of the original principal amount of such LC Loan shall fully accrue), and following the expiration of such thirty (30) day period, interest on the unpaid principal amount of such LC Loan shall accrue on a daily basis at the Per Diem Base Rate; provided, however, that from and after an Event of Default and during the continuance thereof, the unpaid principal amount of such LC Loan, together with all unpaid interest accrued thereon, shall accrue interest on a daily basis at the Per Diem Default

Master Financing Agreement

Rate (all such interest payable on such LC Loan, the “LC Interest”). The LC Interest shall be due and payable in accordance with the terms and conditions of this Agreement and the applicable Credit Note. Notwithstanding the foregoing, in the event that two percent (2%) of the original principal amount of any such LC Loan shall be equal to less than $50,000, then the Borrower shall pay a minimum amount of LC Interest during the initial thirty (30) day period of such LC Loan in an amount equal to $50,000. Upon the conversion (if at all) of an LC Loan to a Conversion Loan in accordance with Section 2.6 hereof, such LC Loan shall cease to accrue LC Interest; provided, however, that if such LC Loan is not converted to a Conversion Loan in accordance with Section 2.6 hereof, such LC Loan shall continue to accrue LC Interest at the rates specified herein until the aggregate unpaid amount of such LC Loan and all accrued and unpaid LC Interest thereon shall have been paid in full. To the extent an LC Loan shall not be converted to a Conversion Loan in accordance with Section 2.6 hereof, the aggregate unpaid principal amount of such LC Loan, together with all unpaid LC Interest accrued thereon, shall be due and payable in full no later than the third (3rd) Business Day following the LC Payment Date of the Letter of Credit as to which such LC Loan relates. Failure to make timely payment of any LC Loan or LC Interest, when due, shall constitute an immediate Event of Default under this Agreement and shall entitle Administrative Agent and the Lenders to exercise any of the remedies available to them hereunder, in equity or at law.
          (b) Vehicle Purchase Loan Interest and Ancillary Vehicle Loan Interest; Repayment; Mandatory Prepayment. Each Vehicle Purchase Loan and Ancillary Vehicle Loan shall accrue interest in an amount equal to two percent (2.0%) of the original principal amount thereof for the first thirty (30) day period following the making of such Vehicle Purchase Loan or Ancillary Vehicle Loan, as the case may be (regardless of whether such Vehicle Purchase Loan or Ancillary Vehicle Loan, as the case may be, shall be repaid prior to the expiration of such 30-day period, in which case interest in an amount equal to the full two percent (2.0%) of such original principal amount shall fully accrue), and following the expiration of such thirty (30) day period interest on the unpaid principal amount of such Vehicle Purchase Loan or Ancillary Vehicle Loan shall accrue on a daily basis at the Per Diem Base Rate; provided, however, that from and after an Event of Default and during the continuance thereof, the unpaid principal amount of each Vehicle Purchase Loan and Ancillary Vehicle Loan, together with all unpaid interest accrued thereon, shall accrue interest on a daily basis at the Per Diem Default Rate (all such interest payable on any such Vehicle Purchase Loan, the “Vehicle Purchase Loan Interest”, and all such interest payable on any such Ancillary Vehicle Loan, the “Ancillary Vehicle Loan Interest”). Such interest shall be due and payable in accordance with the terms and conditions of this Agreement and the applicable Vehicle Purchase Note or Ancillary Vehicle Note, as the case may be. Interest on each Vehicle Purchase Loan and Ancillary Vehicle Loan shall accrue, at the rates specified herein, until the aggregate unpaid principal amount of such Loan, together with all unpaid Vehicle Purchase Loan Interest or Ancillary Vehicle Loan Interest, as the case may be, accrued thereon, shall have been paid in full. Each Vehicle Purchase Loan and Ancillary Vehicle Loan, together with all unpaid interest accrued thereon, shall be due and payable as follows:
     (i) In the case of any Vehicle Purchase Loan, the aggregate unpaid principal amount thereof, and all unpaid interest accrued thereon, shall become due and payable no later than the date that is one hundred twenty (120) days following the Funding Date of such Vehicle Purchase Loan; provided, however,

Master Financing Agreement

that if prior to the expiration of such 120-day period any Eligible Inventory the purchase of which by the Borrower (or a wholly owned Subsidiary thereof) was financed with all or a portion of the proceeds of such Vehicle Purchase Loan shall have been delivered to a Customer, then, on the Mandatory Prepayment Date pertaining thereto, the Borrower shall prepay the unpaid interest accrued on, and any unpaid principal of, such Vehicle Purchase Loan by delivering to the Administrative Agent an amount equal to the amount paid (or required to be paid) by such Customer for such Eligible Inventory under the Customer Purchase Order(s) to which such Customer is a party; and
     (ii) In the case of any Ancillary Vehicle Loan, the aggregate unpaid principal amount thereof, and all unpaid interest accrued thereon, shall become due and payable no later than the date that is one hundred twenty (120) days following the Funding Date of such Ancillary Vehicle Loan; provided, however, that if prior to the expiration of such 120-day period any Eligible Inventory, the Vehicle Shipping & Conversion Costs of which were financed with all or a portion of such Ancillary Vehicle Loan, shall have been delivered to a Customer by the Borrower (or a wholly owned Subsidiary thereof), then, on the Mandatory Prepayment Date pertaining thereto, the Borrower shall prepay the unpaid interest accrued on, and any unpaid principal of, such Ancillary Vehicle Loan by delivering to the Administrative Agent an amount equal to the amount paid (or required to be paid) by such Customer for such Eligible Inventory under the Customer Purchase Order(s) to which such Customer is a party.
Failure to make timely payment of any Vehicle Purchase Loan or Ancillary Purchase Loan or interest thereon, when due, shall constitute an immediate Event of Default under this Agreement and shall entitle Administrative Agent and the Lenders to exercise any of the remedies available to them hereunder, in equity or at law.
          (c) Conversion Loan Interest; Repayment; Mandatory Prepayment. Each Conversion Loan shall bear interest on a daily basis on the unpaid principal amount thereof at the Per Diem Base Rate; provided, however, that from and after an Event of Default and during the continuance thereof, the unpaid principal amount of each Conversion Loan, together with all unpaid interest accrued thereon, shall accrue interest on a daily basis at the Per Diem Default Rate (all such interest payable on any such Conversion Loan, the “Conversion Loan Interest”). Such interest shall be due and payable in accordance with the terms and conditions of this Agreement and the applicable Conversion Note; provided, however, if such Conversion Loan has been made within the first thirty (30) day period following the issuance of the LC Loan which has converted into such Conversion Loan, then such Conversion Loan shall not accrue interest at the Per Diem Base Rate from the period commencing on the Funding Date of such Conversion Loan and ending on the date that is thirty (30) days following the date of the making of such LC Loan (such period, the “Interest Overlap Period”), it being understood that if an Event of Default shall occur and be continuing during such Interest Overlap Period, interest on such Conversion Loan (and all unpaid interest accrued thereon) shall accrue on a daily basis at the Per Diem Default Rate from the date of such Event of Default. Interest on each Conversion Loan shall accrue, at the rates specified herein, until the aggregate unpaid principal amount of such Conversion Loan, together with all unpaid Conversion Loan Interest accrued thereon, shall have

Master Financing Agreement

been paid in full. Each Conversion Loan, together with all unpaid interest accrued thereon, shall be due and payable on the date that is one hundred twenty (120) days following the Funding Date of the LC Loan that has converted into such Conversion Loan except that such Conversion Loan shall be required to be prepaid in the event that, prior to the expiration of such 120-day period, the Borrower (or a wholly owned Subsidiary thereof) shall have delivered to a Customer any Eligible Inventory the acquisition of which by the Borrower (or such wholly owned Subsidiary) was financed with all or a portion of the proceeds of LC Loan into which such Conversion Loan has converted, in which case on the applicable Mandatory Prepayment Date relating to such Conversion Loan, the aggregate amount of all payments made by such Customer with respect to such Eligible Inventory shall be paid to the Administrative Agent to prepay the unpaid principal of, and all unpaid interest accrued on, such Conversion Loan. Failure to make timely payment of any Conversion Loan or interest thereon, when due, shall constitute an immediate Event of Default under this Agreement and shall entitle Administrative Agent and the Lenders to exercise any of the remedies available to them hereunder, in equity or at law.
          (d) A/R Loan Interest; Repayment. Each A/R Loan shall bear interest on a daily basis on the unpaid principal amount thereof at the Per Diem Base Rate; provided, however, that from and after an Event of Default and during the continuance thereof, the unpaid principal amount of each Conversion Loan, together with all unpaid interest accrued thereon, shall accrue interest on a daily basis at the Per Diem Default Rate (all such interest payable on any such A/R Loan, the “A/R Loan Interest”). Such interest shall be due and payable in accordance with the terms and conditions of this Agreement and the applicable A/R Note. Interest on each A/R Loan shall accrue, at the rates specified herein, until the aggregate unpaid principal amount of such A/R Loan, together with all unpaid A/R Loan Interest accrued thereon, shall have been paid in full. Each A/R Loan, together with all unpaid interest accrued thereon, shall be due and payable on the date that is thirty (30) days following the Funding Date thereof. Failure to make timely payment of any A/R Loan or interest thereon, when due, shall constitute an immediate Event of Default under this Agreement and shall entitle Administrative Agent and the Lenders to exercise any of the remedies available to them hereunder, in equity or at law.
          (e) Applicable Law. No provision of this Agreement or any Note shall require the payment of interest in excess of the rate permitted by applicable law. All interest and amounts payable hereunder shall be paid by Borrower in accordance with this Agreement and the applicable Note and otherwise immediately upon demand during the existence of an Event of Default.
          (f) Interest Compounding. All interest payable on the principal amount of any Loan shall not compound except that (i) compound interest shall be payable on any Conversion Loan to the extent that the principal amount thereof shall be comprised of accrued and unpaid interest on the LC Loan that has converted into such Conversion Loan, (ii) compound interest shall be payable on all unpaid interest due and owing on any Loan from and after, and during the continuance of, any Event of Default, as and to the extent provided herein or in any Note, and (iii) compound interest shall be payable on any other Obligation to the extent expressly provided by any provision of any Loan Document.
     Section 2.9 Net Payments. All payments made by the Borrower hereunder, whether relating to a Vehicle Purchase Loan, Vehicle Purchase Loan Interest, Ancillary Vehicle Loan,

Master Financing Agreement

Ancillary Vehicle Loan Interest, Letter of Credit, LC Loan, LC Interest, A/R Loan, A/R Loan Interest, Prepayment Fee or otherwise, will be made without setoff, counterclaim, deduction or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding any tax imposed on or measured by the net income of net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein), and all interest, penalties or similar liabilities with respect to such taxes, levies, imposts, duties, fees, assessments or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as “Taxes”). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note.
     Section 2.10 Default Rate Generally. In the event that any unpaid principal of, or unpaid interest accrued on, any Loan shall not be paid when due, or any Prepayment Fee shall not be paid when due, or any other amount required to be paid to the Administrative Agent or the Lenders pursuant to this Agreement or any other Loan Document shall not be paid when due (in each case whether due on the stated maturity date or due date thereof, by acceleration or otherwise), then, in lieu of the accrual of interest at the Per Diem Base Rate, interest on such overdue amount shall accrue thereon on a daily basis, from the date such payment shall have become due until the date such amount shall have been paid in full, at the Per Diem Default Rate (it being understood that Per Diem Default Rate interest shall be without duplication of any other Per Diem Default Rate interest payable pursuant to any other provision contained herein or in any other Loan Document). All such interest accruing at the Per Diem Default Rate shall become due and payable immediately upon demand therefor.
     Section 2.11 Foreign Exchange Costs. The Borrower acknowledges that, in connection with the transactions contemplated by this Agreement, including the issuance of any Letter of Credit as contemplated hereby, the Lenders may incur (i) certain costs and expenses in connection with the exchange of currency of the United States into currency of any foreign jurisdiction or (ii) suffer certain losses in connection with the exchange of currency of any foreign jurisdiction into currency of the United States (in each case, a “Foreign Exchange Loss”). Without limiting the generality of the foregoing, the Borrower further acknowledges that the Lenders may be required to collateralize any Support Agreement entered into with any LC Issuer by depositing funds with such LC Issuer that will be exchanged for currency of the jurisdiction of such LC Issuer and, in the event that the Letter of Credit relating thereto shall expire without being drawn, such foreign currency will be returned to the Lenders in currency of the United States based on the then applicable foreign exchange rate, in which case the Lenders may suffer a Foreign Exchange Loss. The Borrower shall indemnify the Lenders from and against, and pay and reimburse the Lenders for, promptly upon written demand, any and all Foreign Exchange Losses suffered or incurred by the Lenders from time to time. In the event that the Borrower shall fail to indemnify, pay or reimburse the Lenders for any such Foreign Exchange Loss upon demand therefor, the amount then due shall bear interest on a daily basis, and the Borrower shall

Master Financing Agreement

pay interest thereon, at the Per Diem Default Rate until such amount shall have been paid in full. The Lenders agree that if, in connection with the issuance of any Letter of Credit (including the return to the Lenders of funds deposited or paid by them under Support Agreements for the purpose of causing to be issued such Letter of Credit), they shall receive a foreign exchange gain arising out of the exchange of any foreign currency into the currency of the United States, the Lenders shall, as soon as reasonably practicable following the receipt of such gain, deliver to the Borrower the full amount of such gain (net of expenses).
     Section 2.12 Termination of Commitments. The Borrower shall have the right, at its option, to terminate all (but not less than all) of the Commitments of the Lenders by giving irrevocable written notice (the “Commitment Termination Notice”) to the Administrative Agent not less than ten (10) Business Days’ prior to the desired termination date of such Commitments, in which case the Commitments of all Lenders shall so terminate on such date (the “Commitment Termination Date”). On the Commitment Termination Date, the Borrower shall pay to the Administrative Agent, for the benefit of the Lenders, the aggregate amount of all Obligations then outstanding, together with the Prepayment Fee (if any), which, in the case of the portion of the Obligations consisting of Letters of Credit then outstanding, shall, for the avoidance of doubt, be equal to 105% of the aggregate maximum amount then available to be drawn under such Letters of Credit. For the avoidance of doubt, the Borrower shall not be obligated to pay a Prepayment Fee solely on account of the suspension, reduction or termination of the Commitments by the Lenders following an Event of Default (unless, in any such case, the Borrower shall have delivered a Commitment Termination Notice).
ARTICLE 3. CONDITIONS PRECEDENT
     Section 3.1 Conditions of Initial Letter of Credit and Loans, etc. The effectiveness of the Commitments and the obligation of the Lenders to cause to be issued the initial Letter of Credit pursuant hereto, or to enter into Support Agreements relating thereto or to make an initial Loan to Borrower hereunder shall be subject to the satisfaction of the conditions precedent, in addition to the applicable condition precedent set forth in Section 3.2 below, that the Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent, each duly executed and certified or dated the Closing Date or such other date as is satisfactory to the Administrative Agent:
          (a) The initial Note(s) evidencing the LC Loans, the Vehicle Purchase Loans and Ancillary Vehicle Loans, as the case may be, to be made on the Closing Date appropriately completed and duly executed by the Borrower;
          (b) The other Loan Documents, appropriately completed and duly executed by the Borrower and the other parties thereto;
          (c) One or more UCC-1 Financing Statements in a form acceptable to the Administrative Agent appropriately completed in favor of the Administrative Agent and pre-filed in such filing offices as Administrative Agent shall require, describing the Collateral and having the effect of perfecting the security interest of the Administrative Agent, on behalf of the Lenders, in the Collateral;

Master Financing Agreement

          (d) Recent UCC searches from the filing offices in all states required by the Administrative Agent which reflect that no Person other than the Administrative Agent, on behalf of the Lenders, holds a Lien on the Borrower’s and each other Credit Party’s assets, other than, (i) in the case of the Borrower, the Santa Rosa Property and the Mendocino Property, and (ii) the Liens set forth on Schedule 6.9 hereof;
          (e) A certificate of the Secretary of each Credit Party having attached (i) a copy of the resolution of such Credit Party authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified by the Secretary or an Assistant Secretary of such Credit Party; (ii) an incumbency certificate showing the names and titles, and bearing the signatures of, the officers of such Credit Party authorized to execute the Loan Documents to which it is a party; and (iii) a copy of such Credit Party’s certificate/articles of incorporation and by-laws with all amendments thereto;
          (f) A copy of the certificate/articles of incorporation of each Credit Party with all amendments thereto, certified by the appropriate governmental official of the jurisdiction of its organization as of a date acceptable to the Administrative Agent;
          (g) Certificates of good standing for each Credit Party in the jurisdiction of its incorporation and such other states as such Credit Party is required to qualify to do business, certified by the appropriate governmental officials as of a date acceptable to the Administrative Agent;
          (h) An opinion of counsel to the Borrower and each other Credit Party, addressed to the Administrative Agent and the Lenders, in form and substance satisfactory to the Administrative Agent (which opinion will expressly permit any Person who shall become a Lender hereunder to rely on such opinion);
          (i) Evidence of insurance for all insurance required by the Loan Documents;
          (j) Pay-off letters from each of the creditors listed on Annex A hereto and any other Person having a Lien on the Collateral not permitted hereunder;
          (k) Uniform Commercial Code termination statements evidencing the termination of the Liens identified on Annex B hereto and any other Lien on the Collateral not permitted hereunder;
          (l) certified copies of each Conversion Contract in effect on the date hereof; and
          (m) Such other approvals, opinions, documents or certificates as the Administrative Agent may reasonably request;
provided, however, that Initial Lender may, in its sole and absolute discretion, elect to enter into a Support Agreement, issue a Letter of Credit or make a Vehicle Purchase Loan or an Ancillary Vehicle Loan prior to satisfaction of all conditions in this Section 3.1 and the act of doing so shall not be deemed a waiver of any theretofore unsatisfied condition unless Administrative Agent expressly waives such condition in writing.

Master Financing Agreement

     Section 3.2 Conditions to Each Letter of Credit, Vehicle Purchase Loan and Ancillary Vehicle Loan. The obligation of the Lenders to cause to be issued each Letter of Credit and to make each Vehicle Purchase Loan and Ancillary Vehicle Loan on the Funding Date with respect thereto, as the case may be, shall be subject to Borrower’s satisfaction of all the following conditions precedent:
          (a) The Administrative Agent shall have received a Credit Request, Vehicle Purchase Loan Request or Ancillary Vehicle Loan Request, as the case may be, in the form of, respectively, Exhibit F, Exhibit G or Exhibit H attached hereto, duly executed and completed by Borrower, in form and substance satisfactory to the Administrative Agent;
          (b) The Administrative Agent shall have received a Credit Note, Vehicle Purchase Note or Ancillary Vehicle Note, as the case may be, for each Lender, duly executed by Borrower, in form and substance satisfactory to the Administrative Agent;
          (c) The Borrower’s representations and warranties contained in Article 4 shall be true and correct, as though made on such Funding Date;
          (d) Before and after giving effect to such Letter of Credit, Vehicle Purchase Loan and/or Ancillary Vehicle Loan, no Default or Event of Default shall have occurred and be continuing;
          (e) Such Letter of Credit, Vehicle Purchase Loan or Ancillary Vehicle Loan shall be issued for the sole purpose of (i) in the case of a Letter of Credit or Vehicle Purchase Loan, purchasing Eligible Inventory, and (ii) in the case of an Ancillary Vehicle Loan, financing Vehicle Shipping & Conversion Costs;
          (f) The Administrative Agent, in its sole discretion, shall be satisfied with the creditworthiness of the Vendor to whom the proceeds of such Letter of Credit or Vehicle Purchase Loan are to be paid;
          (g) In the case of a Letter of Credit or Vehicle Purchase Loan, the Administrative Agent, in its sole and absolute discretion, shall be satisfied with the creditworthiness of the Customer(s) (or the floor plan lender of such Customer(s)) to which the Eligible Inventory purchased with the proceeds of such Letter of Credit or Vehicle Purchase Loan is to be sold and, to the extent the Administrative Agent shall not be so satisfied with the creditworthiness of any such Customer (or any such Customer’s floor plan lender), the Borrower shall have delivered or cause to be delivered a prepaid credit insurance policy or letter of credit, from an insurance company or other financial institution acceptable to the Administrative Agent in its sole and absolute discretion, securing the performance obligations of such Customer under the Customer Purchase Order(s) to which such Customer is a party, which insurance policy or letter of credit shall be in form and substance acceptable to the Administrative Agent in its sole and absolute discretion; with respect to any floor plan lender and if requested by the Administrative Agent, the Borrower shall have delivered or cause to be delivered to the Administrative Agent an instrument in writing (which shall be addressed to the Administrative Agent, for the benefit of the Lenders, and shall be in form and substance acceptable to the Administrative Agent in its sole and absolute discretion) pursuant to which such floor plan lender

Master Financing Agreement

shall have irrevocably, unconditionally and absolutely agreed to pay directly to the Administrative Agent, for the benefit of the Lenders, the full purchase price payable pursuant to such Customer Purchase Order(s) upon delivery to such Customer of the Eligible Inventory that are the subject of such Customer Purchase Order(s);
          (h) With respect to any Customer Purchase Order and immediately after giving effect to the issuance of such Letter of Credit or the making of such Vehicle Purchase Loan or Ancillary Vehicle Loan, as the case may be, the sum of (i) the aggregate Stated Amount of all Letters of Credit at any time caused to be issued by the Lenders and the aggregate principal amount of all Vehicle Purchase Loans at any time made by the Lenders, in each case for the purpose of financing the purchase of the Eligible Inventory to be sold by Borrower (or its Subsidiary) under such Customer Purchase Order, plus (ii) the aggregate principal amount of all Ancillary Vehicle Loans at anytime made by the Lenders to finance the Ancillary Vehicle Budget of such Eligible Inventory (such sum, the “Aggregate Inventory Debt”), shall not exceed eighty-five percent (85%) of the aggregate purchase price (after deducting freight charges, rebates or discounts, taxes and other miscellaneous charges) of such Eligible Inventory under such Customer Purchase Order, unless the Borrower has deposited into the Cash Collateral Account funds in an amount equal to the excess of the Aggregate Inventory Debt over eighty-five percent (85%) of such aggregate purchase price under such Customer Purchase Order;
          (i) Borrower shall have provided evidence satisfactory to Administrative Agent that it has instructed its Customers (or shall have caused the applicable Subsidiary of Borrower to instruct their Customers) in writing (and such Customers shall have agreed in writing, for the benefit of the Lenders) to make all payments on amounts owing from such Customer to Borrower (or its wholly-owned Subsidiary a party to a Subsidiary Security Agreement) by wire transfer directly to the Depository Account or by mail to the Lockbox;
          (j) Upon request of Administrative Agent, Borrower (or its wholly-owned Subsidiary a party to a Subsidiary Security Agreement) shall file, in favor of the Borrower (or such Subsidiary) or the Administrative Agent, a precautionary UCC Financing Statement against the Vendors (or similar statement under the laws applicable to such Vendors) of the Eligible Inventory purchased by Borrower (or such Subsidiary) with the proceeds of such Letter of Credit or Vehicle Purchase Loan; provided, however, that Borrower’s (or such Subsidiary’s) obligation to make such filing is conditioned upon obtaining the consent of such Vendors with respect to such filing, which Borrower shall use commercially reasonable efforts to obtain and which Borrower acknowledges will, if commercially reasonable, be obtained with respect to any Vendor upon such Vendor’s execution of the Bill of Sale in the form attached hereto as Exhibit L. Such financing statement shall describe the Eligible Inventory purchased by Borrower (or such Subsidiary) and note that the relationship between Borrower (or such Subsidiary) or Administrative Agent and Vendors is that of Bailee/Bailor or Seller/Buyer, as appropriate;
          (k) Borrower shall have provided Administrative Agent with prepaid property, marine and cancellation insurance policies in favor of Administrative Agent, in amounts and otherwise in form and substance satisfactory to Administrative Agent, insuring the Vehicles financed pursuant to such Letter of Credit, Vehicle Purchase Loan and/or Ancillary Vehicle Loan, and such insurance policies shall name the Administrative Agent as an additional insured and loss payee, in form and substance acceptable to the Administrative Agent;

Master Financing Agreement

          (l) Borrower shall have provided Administrative Agent with a copy of a performance bond in favor of Administrative Agent, in form and substance satisfactory to Administrative Agent, insuring the performance of the Approved Converter’s obligations under the applicable Conversion Contracts to Americanize the Eligible Inventory purchased with the proceeds of such Letter of Credit or Vehicle Purchase Loan or the Eligible Inventory relating to such Ancillary Vehicle Loan, which performance bond shall be in an amount equal to not less than one hundred and ten percent (110%) of the Aggregate Inventory Debt relating to such Eligible Inventory as outstanding immediately after giving effect to the issuance of such Letter of Credit or the making of such Vehicle Purchase Loan or Ancillary Vehicle Loan, as the case may be;
          (m) Borrower shall have provided, or shall have caused the applicable Approved Converter to provide, Administrative Agent with evidence of a performance bond in favor of the EPA, satisfying all requirements of Law applicable thereto and otherwise in form and substance satisfactory to Administrative Agent, insuring the applicable Approved Converter’s Americanization of the Eligible Inventory purchased with the proceeds of such Letter of Credit or Vehicle Purchase Loan or Americanization of the Eligible Inventory relating to such Ancillary Vehicle Loan, which performance bond shall be in an amount equal to not less than [one hundred and ten percent (110%) of the Aggregate Inventory Debt] relating to such Eligible Inventory as outstanding immediately after giving effect to the issuance of such Letter of Credit or the making of such Vehicle Purchase Loan or Ancillary Vehicle Loan, as the case may be;
          (n) In the case of any Vehicle Purchase Loan, the Administrative Agent (or a third party acting on its behalf pursuant to a written agreement satisfactory to the Administrative Agent) shall have received, or shall be satisfied with arrangements established to ensure that the Administrative Agent (or such third party acting pursuant to such written agreement) shall receive, contemporaneously with or prior to the funding of such Vehicle Purchase Loan, the Manufacturer’s Statement of Origin (or similar document under the law applicable to the Vendor(s) named in the applicable Vehicle Purchase Loan Request) of the Eligible Inventory being purchased with the proceeds of such Vehicle Purchase Loan, in form and substance acceptable to the Administrative Agent in its sole and absolute discretion;
          (o) In the case of any Letter of Credit, the Administrative Agent shall be satisfied, in its sole and absolute discretion, with the form and terms of such Letter of Credit and that the other conditions or provisions applicable to, or governing, the issuance of such Letter of Credit as set forth in Section 2.1(a) hereof shall have been satisfied;
          (p) Without limiting any other condition set forth in this Section 3.2, (i) the Administrative Agent and the Lenders shall be satisfied, in their sole and absolute discretion, that all documents, instruments and certificates, and all actions, shall have been taken by the Borrower and such other Persons (including Customs Brokers, independent inspection Persons, or otherwise) as shall be necessary or advisable, as determined by the Administrative Agent, to perfect, and maintain the perfection of (from the time Borrower shall acquire title to the applicable Eligible Inventory and including during the period when the Eligible Inventory shall be shipped from the Vendor to the Approved Converter, shall be in the possession of the Approved Converter or shall be in transit to the applicable Customer), the Administrative

Master Financing Agreement

Agent’s first priority lien on and security interest in the Eligible Inventory being financed (or the Eligible Inventory as to which the Vehicle Shipping & Conversion Costs are being financed) with the proceeds of such Letter of Credit, Vehicle Purchase Loan or Ancillary Vehicle Loan, including the execution and delivery by the applicable Customs Broker of an agreement pursuant to which it agrees to be in possession and control of the Manufacturer’s Statement of Origin (or similar title document) in respect of such Eligible Inventory for the benefit, and at the direction of, the Administrative Agent, and (ii) at the request of the Administrative Agent, the Borrower shall have caused to be delivered an opinion of counsel to the Borrower and each other Credit Party, addressed to the Administrative Agent and the Lenders, in form and substance satisfactory to the Administrative Agent (which opinion will expressly permit any person who shall become a Lender hereunder to rely on such opinion), which opinion shall address, among other things, the validity and perfection of such security interest; and
          (q) If the Administrative Agent shall so request, it shall have received a certificate of the Borrower in a form acceptable to the Administrative Agent stating that such Credit Note, Vehicle Purchase Note or Ancillary Vehicle Note has been duly issued.
     Section 3.3 Conditions to Issuance of Each Conversion Loan Issued Upon Conversion of an LC Loan. The obligation of the Lenders to make a Conversion Loan upon the conversion of an LC Loan in accordance with Section 2.6 shall be subject to Borrower’s satisfaction of all the following conditions precedent not later than two (2) Business Days following the LC Payment Date of the Letter of Credit as to which such LC Loan relates:
          (a) The Administrative Agent shall have received a Conversion Request, in the form of Exhibit I attached hereto, duly executed by Borrower, in form and substance reasonably satisfactory to the Lenders and accompanied by the documents and other attachments, if any, required pursuant to Section 2.6 hereof;
          (b) The Administrative Agent shall have received a Conversion Note, for each Lender, duly executed by Borrower, in form and substance reasonably satisfactory to the Administrative Agent;
          (c) The Borrower’s representations and warranties contained in Article 4 shall be true and correct, as though made on the applicable Funding Date;
          (d) Before and after giving effect to such Conversion Loan, no Default or Event of Default shall have occurred and be continuing; and
          (e) Borrower shall have provided evidence satisfactory to Administrative Agent that it has instructed (or shall have caused its Subsidiaries to instruct) in writing the Customers of the Eligible Inventory purchased with the proceeds of the LC Loan that shall convert into the proposed Conversion Loan (and such Customers shall have agreed in writing, for the benefit of the Lenders) to make all payments on amounts owing from such Customers to Borrower (or any Subsidiary thereof) with respect to such Eligible Inventory by wire transfer directly to the Depository Account or by mail to the Lockbox.

Master Financing Agreement

     Section 3.4 Conditions to Each A/R Loan. The obligation of the Lenders to make an A/R Loan pursuant to Section 2.7 hereof shall be subject to Borrower’s satisfaction on or prior to the Funding Date thereof of all the following conditions precedent:
          (a) The Administrative Agent shall have received an A/R Loan Request, in the form of Exhibit J attached hereto, duly executed by Borrower, in form and substance reasonably satisfactory to the Administrative Agent and accompanied by: (i) the documents and other attachments required pursuant to Section 2.7 hereof and (ii) original evidence of the shipment to and acceptance by Borrower’s Customers of the purchased Eligible Inventory underlying the Eligible Accounts;
          (b) The Administrative Agent shall have received an A/R Note, for each Lender, duly executed by Borrower, in form and substance reasonably satisfactory to such Lender;
          (c) The Borrower’s representations and warranties contained in Article 4 shall be true and correct, as though made on such Funding Date;
          (d) Before and after giving effect to such A/R Loan, no Default or Event of Default shall have occurred and be continuing;
          (e) The Administrative Agent, in its sole and absolute discretion, shall be satisfied with the creditworthiness of the Customer(s) (or the floor plan lender of such Customer(s)) in respect of the Eligible Accounts and, to the extent the Administrative Agent shall not be so satisfied with the creditworthiness of any such Customer (or any such Customer’s floor plan lender), the Borrower shall have delivered or cause to be delivered a prepaid credit insurance policy or letter of credit, from an insurance company or other financial institution acceptable to the Administrative Agent in its sole and absolute discretion, securing or guarantying the payment of the Eligible Accounts of such Customer, which insurance policy or letter of credit shall be in form and substance acceptable to the Administrative Agent in its sole and absolute discretion; with respect to any floor plan lender and if requested by the Administrative Agent, the Borrower shall have delivered or cause to be delivered to the Administrative Agent an instrument in writing (which shall be addressed to the Administrative Agent, for the benefit of the Lenders, and shall be in form and substance acceptable to the Administrative Agent in its sole and absolute discretion) pursuant to which such floor plan lender shall have irrevocably, unconditionally and absolutely agreed to pay directly to the Administrative Agent, for the benefit of the Lenders, the full amount of the Eligible Accounts of such Customer not later than a date specified by the Administrative Agent;
          (f) Immediately after giving effect to such A/R Loan, the aggregate principal amount of all Conversion Loans and A/R Loans then outstanding shall not exceed the Available Borrowing Base; and
          (g) Borrower shall have provided evidence satisfactory to Administrative Agent that it has instructed (or shall have caused its Subsidiaries to instruct) in writing the Customers as to which the Eligible Accounts financed with the proceeds of such A/R Loan relate (and such Customers shall have agreed in writing, for the benefit of the Lenders) to make all

Master Financing Agreement

payments on amounts owing from such Customers to Borrower (or any Subsidiary thereof) with respect to such Eligible Accounts by wire transfer directly to the Depository Account or by mail to the Lockbox.
     Section 3.5 Withdrawal of Funds from Accounts. Pursuant to the terms of the Depository Account Control Agreement, the Borrower shall have no right (and shall have caused each Subsidiary thereof to agree that it shall have no right) to withdraw funds from the Depository Account or the Lockbox. Pursuant to the terms of the General Account Control Agreement and the Securities Intermediary Control Agreement, the Borrower shall have no right (and shall have caused each Subsidiary thereof to agree that it shall have no right) to withdraw funds from the deposit accounts identified in the General Account Control Agreement and the securities accounts identified in the Securities Intermediary Control Agreement in the absence of the prior written consent of the Administrative Agent, except that, in the absence of an Event of Default, the Borrower and the applicable Subsidiaries thereof shall have the right to withdraw funds from such account to the extent provided therein. The Borrower acknowledges and agrees that the Sweep Account and the Cash Collateral Account, if any, will be established in the name of the Administrative Agent and neither the Borrower nor any Subsidiary thereof shall have any right to withdraw funds from or direct the disposition of funds from, or otherwise have control over, such Sweep Account or Cash Collateral Account, if any. The Borrower further acknowledges and agrees (and shall have caused each Subsidiary thereof to acknowledge and agree) that any and all deposits received in the Lockbox and/or Depository Account shall be swept into the Sweep Account daily without further action on the part of Borrower or such Subsidiary. Borrower acknowledges and agrees, for and on behalf of itself and its Subsidiaries, that the Administrative Agent, without seeking the consent of the Borrower (or any Subsidiary thereof), will withdraw funds from the Sweep Account (and the Cash Collateral Account if the funds on deposit in the Sweep Account are insufficient) from time to time, and without the consent of Borrower, in order to make payments due and payable on the Obligations.
     Section 3.6 Application of Accounts. So long as no Event of Default shall have occurred and be continuing, the Lenders shall apply funds received in the Sweep Account to the Obligations as follows:
          (a) To the extent such funds consist of payments received from any Customer, such funds shall be applied to the Loans (such as the Vehicle Purchase Loan and Ancillary Vehicle Loan) the proceeds of which were used to finance Borrower’s (or its wholly owned Subsidiary’s) purchase of, or Vehicle Shipping & Conversion Costs relating to, the Eligible Inventory that was sold to such Customer, in the inverse order of maturity as to such Loans, as follows: (i) first, to any due but unpaid interest accrued on such Loan at the Per Diem Default Rate, (ii) second, to any due but unpaid interest accrued on such Loan at the Per Diem Base Rate, (iii) third, to any due but unpaid fees or expenses payable hereunder and allocated to such Loan (which allocation the Administrative Agent shall be entitled to make in such manner or order as it shall deem appropriate), (iv) fourth, to any then outstanding principal of such Loan, and (vi) except as set forth in clause (b) of this Section 3.6, fifth, to any and all other Obligations in such order as the Administrative Agent shall deem appropriate.
          (b) To the extent such funds consist of any other payments received from any Customer, such funds shall be applied to the A/R Loans (in such order of maturity as the

Master Financing Agreement

Administrative Agent shall deem appropriate), as follows: (i) first, to any due but unpaid interest accrued on such A/R Loan at the Per Diem Default Rate, (ii) second, to any due but unpaid interest accrued on such A/R Loan at the Per Diem Base Rate, (iii) third, to any due but unpaid fees or expenses payable hereunder and allocated to such A/R Loan (which allocation the Administrative Agent shall be entitled to make in such manner or order as it shall deem appropriate), and (iv) fourth, to any then outstanding principal of such A/R Loan.
          (c) Any payments received into the Sweep Account, to the extent not applied in accordance with clauses (a) and (b) hereof, in excess of the amount of the then outstanding Obligations (including, without limitation, all then outstanding A/R Loans, A/R Loan Interest, Conversion Loans, Conversion Loan Interest, Ancillary Vehicle Loans, Ancillary Vehicle Loan Interest, Vehicle Purchase Loans, Vehicle Purchase Loan Interest, LC Loan, LC Interest and any Prepayment Fee) shall be transferred to the Borrower’s Operating Account promptly upon Borrower’s written request, and at Borrower’s sole cost and expense.
     Notwithstanding the foregoing or any other provision to the contrary contained herein, upon the occurrence and during the continuance of an Event of Default, the Lenders shall have the right to apply any monies, payments or set-off amounts received by the Lenders, including any funds received by the Lenders from the Sweep Account, the Lockbox, the Depository Account, the Cash Collateral Account (if any), the Operating Account, any account identified in the General Account Control Agreement, any account identified in the Securities Intermediary Control Agreement, or otherwise), to any and all of the Obligations in such order as the Administrative Agent shall deem appropriate.
ARTICLE 4. REPRESENTATIONS AND WARRANTIES
     To induce any Lender to cause to be issued any Letter of Credit and make any Loan and to purchase the Notes, the Borrower represents and warrants to the Administrative Agent and to each Lender as follows:
     Section 4.1 Organization, Standing, etc. Each of the Borrower and each Subsidiary thereof (other than Non-Operating Subsidiaries) is a corporation duly organized and validly existing and in good standing under the laws of the State of its incorporation and has all requisite power and authority to carry on its business as now conducted, to enter into the Loan Documents to which it is a party and to perform its obligations under such Loan Documents. Each of the Borrower and each Subsidiary thereof (other than Non-Operating Subsidiaries) is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned, leased or operated by it or the business conducted by it makes such qualification necessary and where the failure to qualify could constitute an Adverse Event.
     Section 4.2 Authorization and Validity. The execution, delivery and performance by each of the Borrower and each Subsidiary thereof of the Loan Documents to which it is a party have been duly authorized by all necessary corporation action. The Loan Documents to which each of the Borrower and each Subsidiary thereof is a party constitute the legal, valid and binding obligations of the Borrower and such Subsidiary, as the case may be, enforceable against the Borrower and such Subsidiary, as the case may be, in accordance with their respective terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency,

Master Financing Agreement

moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies.
     Section 4.3 No Conflict, No Default. The execution, delivery and performance by each of the Borrower and each Subsidiary thereof of the Loan Documents to which it is a party will not: (a) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Borrower or such Subsidiary; (b) violate or contravene any provisions of the Borrower’s or such Subsidiary’s certificate/articles of incorporation or by-laws; or (c) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which the Borrower or such Subsidiary is a party or by which it or any of its properties may be bound or result in the creation of any Lien on any asset of the Borrower or such Subsidiary except for Liens created by the Loan Documents. None of the Borrower or any Subsidiary thereof is in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or Loan Document or other agreement, lease or instrument in any case in which the consequences of such default or violation constitute an Adverse Event. No Default or Event of Default has occurred and is continuing.
     Section 4.4 Agreements with Affiliates. Except as set forth on Schedule 4.4 to this Agreement, the Borrower is not a party to any agreements with Guarantors or any entities controlled by Guarantors that have not been disclosed in writing to Administrative Agent prior to the date hereof, other than any thereof that has been entered into in good faith and on terms and conditions that are no less favorable to the Borrower than would be obtained had such agreement been entered into with a unrelated third party based on arms’ length negotiations.
     Section 4.5 Government Consent. (a) Except as set forth on Schedule 4.5(a) to this Agreement, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any federal, state or local governmental or public body or authority is required on the part of the Borrower or any Subsidiary thereof to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, the Loan Documents to which it is a party; and (b) except as set forth on Schedule 4.5(b) to this Agreement, all federal and state government approvals to import Vehicles into the United States, Americanizing Vehicles and selling Vehicles have been taken.
     Section 4.6 Litigation. Except as specifically disclosed in Schedule 4.6 to this Agreement, there are no actions, suits, claims, investigations, inquiries, voluntary requests for information or proceedings pending or, to the best knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary thereof, or the Borrower’s or any of its Subsidiaries’ properties, before any court or arbitrator, any nation or state (or political subdivision thereof), or any governmental department, board, agency or other instrumentality, or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing (the foregoing are individually and collectively hereinafter referred to as a “Governmental Authority”). No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance by the Borrower of this Agreement or the other

Master Financing Agreement

Loan Documents to which it is a party or by any Subsidiary thereof of any other Loan Document to which such Subsidiary is a party, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.
     Section 4.7 Financial Condition. The annual and quarterly consolidated financial statements of the Borrower (including the Borrower’s Form 10-K and Forms 10-Q) for the fiscal year ended December 31, 2004 and for the fiscal quarters ended March 31, 2005 and June 30, 2005 (the “Financial Statements”), copies of which have been furnished to the Lenders, were prepared in accordance with GAAP (except, in the case of the quarterly financial statements, subject to normal year-end adjustments and the absence of footnotes) and are complete and correct and fairly and accurately present in all material respects the financial condition of the Borrower and its Subsidiaries (taken as a whole) as of their dates and the results of their operations for the periods then ended. Since June 30, 2005, there has no material adverse change in the financial condition of the Borrower and its consolidated subsidiaries (taken as a whole) or the results of their operations. Neither the Borrower nor any Subsidiary thereof has any contingent obligations other than, in the case of the Subsidiaries, their respective obligations under the Subsidiary Guaranties and, in the case of the Borrower and its Subsidiaries, such contingent obligations as are reflected in the Financial Statements or footnotes thereto.
     Section 4.8 Compliance. Each of the Borrower and each Subsidiary thereof is in compliance with all statutes and governmental rules and regulations applicable to it, the noncompliance of which could constitute an Adverse Event.
     Section 4.9 Ownership of Property; Leases; Liens. Neither the Borrower nor any Subsidiary thereof owns real estate except as set forth on Schedule 4.9 to this Agreement, and each of the Borrower and each Subsidiary thereof has good and marketable title to, or a good and valid license to, all of its personal property. The Borrower has provided to Administrative Agent true and accurate copies of any and all written real property or personal property leases to which it and each Subsidiary thereof is party, and has accurately described in writing to Administrative Agent any and all unwritten real property or personal property leases to which it is subject, including any leases with Related Parties. None of the properties, revenues or assets of the Borrower or any Subsidiary thereof is subject to a Lien except for Liens granted to the Administrative Agent as required by the Loan Documents or Liens that are subordinated to the Administrative Agent’s Lien under a Subordination Agreement or Permitted Liens.
     Section 4.10 Indebtedness. Neither the Borrower nor any of its Subsidiaries has any Indebtedness except for Indebtedness to Lenders pursuant to Notes and the Indebtedness permitted under Section 6.8 hereof.
     Section 4.11 Guaranty or Suretyship. Neither the Borrower nor any of its Subsidiaries is a party to any contract of guaranty or suretyship, and none of its assets is subject to such a contract, except, in the case of the Subsidiaries of the Borrower, the Subsidiary Guaranties.
     Section 4.12 Taxes. The Borrower and each Subsidiary thereof has filed all federal, state and local tax returns required to be filed and has paid or made provision for the payment of all taxes due and payable pursuant to such returns and pursuant to any assessments made against

Master Financing Agreement

it or any of its property and all other taxes, fees and other charges imposed on it or any of its property by any governmental authority. No tax Liens have been filed and no claims are being asserted with respect to any such taxes, fees or charges against Borrower or its Subsidiaries. The sum of the charges, accruals and reserves on the books of the Borrower or any Subsidiary thereof in respect of taxes and other governmental charges are adequate to pay and discharge all such taxes of the Borrower or such Subsidiary.
     Section 4.13 Subsidiaries. Schedule 4.13 to this Agreement sets forth all of the Subsidiaries of the Borrower.
     Section 4.14 Partnerships and Joint Ventures. Except as set forth on Schedule 4.14 to this Agreement, neither the Borrower nor any Subsidiary thereof is a partner (limited or general) or joint venturer in any partnerships or joint ventures.
     Section 4.15 Use of Proceeds. The Letters of Credit and Vehicle Purchase Loans shall be used solely to acquire merchandise from Vendors approved by the Administrative Agent that are not Related Parties of the Borrower or any Guarantor, which merchandise when purchased shall have been contracted for sale by Borrower (or a wholly owned Subsidiary thereof that is a party to a Subsidiary Security Agreement) to Customers approved in advance by the Administrative Agent. The Ancillary Vehicle Loans shall be used solely to pay Vehicle Shipping & Conversion Costs. The A/R Loans shall be used solely to finance Eligible Accounts.
     Section 4.16 Property Purchased From Vendors. All Eligible Inventory purchased by Borrower (or a wholly owned Subsidiary thereof that is a party to a Subsidiary Security Agreement) with the proceeds of a Letter of Credit or a Ancillary Vehicle Loan shall be purchased from Vendors who are not Related Parties and whose interest therein is not subject to any Lien or encumbrance superior to Borrower’s interest therein.
     Section 4.17 Insurance. Schedule 4.17 to this Agreement describes the property and casualty insurance and credit insurance carried by the Borrower and its Subsidiaries on the date hereof. All such policies of insurance are in full force and effect on the date hereof, and all premiums, assessments and other charges required thereunder have been paid.
     Section 4.18 Contracts. Neither the Borrower nor any Subsidiary thereof is a party to any contract or agreement, or subject to any charge, corporate restriction, judgment, decree or order, the performance of which could constitute an Adverse Event. Schedule 4.18 hereto sets forth all material agreements currently in effect to which Borrower and each of its Subsidiaries is a party, including, without limitation, each Conversion Contract and each agreement in place for purchase of Vehicles from Vendors. Each such agreement set forth on Schedule 4.18 hereof is in full force and effect, is the legal, valid and binding obligation of Borrower (or such Subsidiary) a party thereto and, to the knowledge of Borrower, each other party thereto, and the Borrower or its Subsidiary a party thereto is not, and to the knowledge of the Borrower the other parties thereto are not, in default in their respective obligations thereunder other than such defaults that would not, individually or in the aggregate, have or result in an Adverse Event as against the Borrower or any Subsidiary thereof. The Borrower has good and valid title to, or a good, valid and enforceable license in, all technology, know-how and other rights (including intellectual property rights) as shall be necessary to effect the Americanization of the Vehicles to be

Master Financing Agreement

purchased by it (or a wholly owned Subsidiary thereof a party to a Subsidiary Security Agreement) with the proceeds of a Letter of Credit or Vehicle Purchase Loan.
     Section 4.19 Accuracy of Information. All factual information heretofore or herewith furnished by, or on behalf of, the Borrower to the Administrative Agent for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by, or on behalf of, the Borrower to the Administrative Agent will be, true and accurate in every material respect on the date as of which such information is dated or certified and no such information contains any material misstatement of fact or omits to state any fact necessary to make the statements contained therein not misleading.
     Section 4.20 Ownership; Non-Operating Subsidiaries. Schedule 4.20 to this Agreement sets forth the authorized capital stock of the Borrower and each Subsidiary thereof as of the Closing Date, together with (x) the aggregate issued and outstanding shares of capital stock of the Borrower and each Subsidiary thereof and (y) in the case of each such Subsidiary, the names of the holders of record of all issued and outstanding shares of capital stock of such Subsidiary and the number of shares to held by such holder. All of the issued and outstanding shares of capital stock (or other equity interests) are duly authorized, validly issued, fully paid and nonassessable. With respect to each Non-Operating Subsidiary, such Non-Operating Subsidiary (i) is not engaged in any material business activities as of the date hereof, and (ii) has no material assets, property or other interests, and has no material liabilities of any nature (whether accrued or contingent, matured or unmatured), as of the date hereof.
     Section 4.21 Foreign Assets Control Regulations and Anti-Money Laundering; Patriot Act.
          (a) Neither Borrower nor any Subsidiary of Borrower (i) is a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2, or (iii) is a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order.
          (b) Borrower and each of its Subsidiaries are in compliance, in all material respects, with the Patriot Act. No part of the proceeds of the Loans or any Letter of Credit will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.
     Section 4.22 Adverse Event. To the Borrower’s knowledge, no Adverse Event has occurred and no circumstance exists that would prohibit or delay the import of Vehicles or the Americanizing of Vehicles.

Master Financing Agreement

     Section 4.23 Insolvency. The aggregate value of all of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, exceeds the total Liabilities of the Borrower and its Subsidiaries on a consolidated basis (including contingent, subordinated, unmatured and unliquidated Liabilities). The Borrower and its Subsidiaries have the ability to pay their respective debts as they mature and do not have unreasonably small capital with which to conduct their respective businesses. For purposes of this Section 4.23, the “fair valuation” of such assets is the price at which the assets would change hands between a willing buyer and a willing seller, both being adequately informed of the relevant facts, and neither being under any compulsion to buy or to sell.
     Section 4.24 Survival of Representations. All representations and warranties contained in this Article 4 shall survive the issuance of any Letter of Credit, the delivery of a Note, and the making of any Loan evidenced thereby, and any investigation at any time made by or on behalf of a Lender shall not diminish the Lenders’ rights to rely thereon.
ARTICLE 5. AFFIRMATIVE COVENANTS
     During the Term, unless the Administrative Agent shall otherwise expressly consent in writing, the Borrower will do (and, to the extent applicable to any Subsidiary thereof, cause such Subsidiary to do) all of the following:
     Section 5.1 Financial Statements and Reports. Furnish to the Administrative Agent:
          (a) As soon as available and in any event within ninety (90) days after the end of each fiscal year, a copy of the audited, consolidated and consolidating financial statements of the Borrower and its consolidated Subsidiaries prepared in conformity with GAAP consisting of an audited, consolidated balance sheet as of the close of such fiscal year and related consolidated and consolidating statements of operations and retained earnings and cash flow for such fiscal year, reviewed by an independent accounting firm reasonably acceptable to Administrative Agent, together with (i) a certificate of such independent accounting firm stating that in the regular audit of the business of the Borrower and such Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default or an Event of Default has occurred and is continuing or, if in the opinion of such accounting firm, a Default or an Event of Default has occurred and is continuing, a statement as to the nature thereof, and (ii) a certificate of the chief financial officer (or person performing similar functions) of the Borrower stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken or proposes to be taken with respect thereto.
          (b) As soon as available and in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited, consolidated and consolidating financial statements of the Borrower and its consolidated Subsidiaries prepared in conformity with GAAP (except for the omission of footnotes and variations from GAAP which in the aggregate are not material) consisting of a consolidated and consolidating balance sheet as of the close of such fiscal quarter and related consolidated and consolidating statements of operations and retained earnings and cash flow for such fiscal quarter

Master Financing Agreement

and from the beginning of such fiscal year to the end of such fiscal quarter, in form and substance satisfactory to Administrative Agent and accompanied by a certificate of the chief financial officer (or person performing similar functions) of the Borrower stating that such financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated subsidiaries for the periods as to which such financial statements relate;
          (c) (x) As soon as available and in any event within fifteen (15) days after the end of each month of each fiscal year a copy of the unaudited consolidated financial statements of Voltage Vehicles, prepared in conformity with GAAP (except for the omission of footnotes and prior period comparative data required by GAAP and for variations from GAAP which in the aggregate are not material) consisting of a consolidated balance sheet as of the close of such month and related consolidated statements of operations and retained earnings and cash flow for such month and from the beginning of such fiscal year to the end of such month, and (y) as soon as available and in any event within forty-five (45) days after the end of each month of each fiscal year: (i) a copy of the unaudited consolidated financial statements of the Borrower, prepared in conformity with GAAP (except for the omission of footnotes and prior period comparative data required by GAAP and for variations from GAAP which in the aggregate are not material and except that all expenses relating to the issuance of warrants [and options] by Borrower shall be accounted for based on the expenses therefor set forth in the Borrower’s most recent Form 10-K or Form 10-Q) consisting of a consolidated balance sheet as of the close of such month and related consolidated statements of operations and retained earnings and cash flow for such month and from the beginning of such fiscal year to the end of such month together with the other monthly reports required by the Administrative Agent, (ii) an accounts receivable aging report, (iii) an accounts payable aging report, and (iv) an inventory report; the financial statements described in each of the foregoing clauses shall be in form and substance satisfactory to Administrative Agent and accompanied by a certificate of the chief financial officer (or person performing similar functions) of the Borrower stating that such financial statements present fairly in all material respects the financial condition, results of operations, aging report or inventory report, as the case may be, of the Borrower and/or its Subsidiaries, as applicable, for the periods as to which such financial statements or reports relate.
          (d) By no later than two (2) Business Days after becoming aware of any Default or Event of Default, a notice describing the nature thereof and what action the Borrower proposes to take with respect thereto;
          (e) By no later than two (2) Business Days after becoming aware of the occurrence thereof, notice of the institution of any litigation, arbitration or governmental proceeding against the Borrower or any of its Subsidiaries or any of their respective property which, if determined adversely to the Borrower or such Subsidiary would constitute an Adverse Event, or the rendering of a judgment or decision in such litigation or proceeding which constitutes an Adverse Event, and the steps being taken by the defendant with respect thereto;
          (f) As soon as available and in any event within thirty (30) days after the end of each month of each fiscal year, a copy of the bank account records relating to the Operating Account as regularly furnished by the Operating Bank;

Master Financing Agreement

          (g) If any Customer of Borrower (or a Subsidiary thereof) shall at any time make payments to any account of the Borrower other than the Depository Account (although such payments are required hereunder to be made to the Depository Account directly), such payment shall be promptly transferred to the Depository Account, and, as soon as available and in any event within thirty (30) days after the end of each month of each fiscal year, a copy of the account records relating to such account for as many months as Administrative Agent may request in its sole discretion;
          (h) As soon as available but in any event not later than 60 days after the end of each of the Borrower’s fiscal years, a copy of the Borrower’s business plan;
          (i) Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that the Borrower or any of its Subsidiaries sends to its stockholders, and copies of all periodic and special reports, and all registration statements, that the Borrower of any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange; and
          (j) From time to time, such other information regarding the business, operation and financial condition of the Borrower as the Administrative Agent may reasonably request.
     Section 5.2 Company Existence. The Borrower shall maintain its and each of its Subsidiaries’ corporate existence and good standing under the laws of its jurisdiction of incorporation and its qualification to transact business in each jurisdiction in which the character of the properties owned, leased or operated by it or the business conducted by it makes such qualification necessary and where the failure to so qualify could constitute an Adverse Event.
     Section 5.3 Insurance. The Borrower shall, with respect to itself and its Subsidiaries, maintain with financially sound and reputable insurance companies such insurance as may be required by any Loan Document or by law and such other insurance in such amounts and against such hazards as is customary in the case of reputable corporations or companies engaged in the same or similar business and similarly situated. Borrower shall cause Administrative Agent to be named as an additional insured and loss payee on each insurance policy required to be maintained by Borrower hereunder pursuant to endorsements in form and substance reasonably satisfactory to Administrative Agent. Prior to the Closing Date, Borrower will deliver to Administrative Agent a certificate from Borrower’s insurance broker dated as of such date showing the amount of coverage as of such date, and which certificate shall provide that if any or all of any such policies are cancelled, terminated or expires, the insurer will forthwith give notice thereof to each additional insured and no cancellation, reduction in amount or material change in coverage thereof shall be effective until at least thirty (30) days (or, with respect to any insurance policy the premiums in respect of which shall be paid in installments, at least ten (10) days) after receipt by each additional insured of written notice thereof. In addition, upon the request of Lender, Borrower may purchase credit insurance with respect to certain account debtors for Accounts of the Borrower and assign the benefits payable thereunder to the Administrative Agent, for the benefit of the Lenders, in a form acceptable to Lenders; provided, however, (i) Lenders may only request that Borrower purchase such credit insurance in connection with its
Master Financing Agreement

response to a Credit Request, a Vehicle Purchase Loan Request, an Ancillary Vehicle Loan Request, a Conversion Request or an A/R Loan Request, and (ii) although Borrower shall not be obligated to purchase any such credit insurance, failure to do so may result in Lenders declining such Credit Request, Vehicle Purchase Loan Request, Ancillary Vehicle Loan Request, Conversion Request or A/R Loan Request.
     Section 5.4 Payment of Taxes and Claims. File all tax returns and reports which are required by law to be filed by it and its Subsidiaries and pay before they become delinquent all taxes, assessments and governmental charges and levies imposed upon it and its Subsidiaries or its or their property and all claims or demands of any kind (including, without limitation, those of suppliers, mechanics, carriers, warehouses, landlords and other like Persons) which, if unpaid, might result in the creation of a Lien upon its or their property (other than taxes, fees or charges the amount or validity of which are being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrower or such Subsidiary, as the case may be). Borrower shall provide proof of such filings upon the request of Administrative Agent within ten (10) days of receipt of such request.
     Section 5.5 Inspection. Permit any Person designated by the Administrative Agent to, upon at least one (1) Business Days’ advance notice) visit and inspect any of the Borrower’s or its Subsidiaries’ properties, company books and financial records, or, on behalf of the Borrower with its permission deemed granted by execution hereof, any warehouse or location where Inventory is stored at any time (during regular business hours), and to make copies of Borrower’s or such Subsidiary’s books of accounts and other financial records, and to discuss the affairs, finances and accounts of the Borrower or such Subsidiary with, and to be advised as to the same by, its officers at such reasonable times and intervals as the Administrative Agent may designate. Administrative Agent specifically acknowledges that other entities may share properties with the Borrower or its Subsidiaries, and any inspections shall be specifically limited to properties, company books and financial records of, or directly relating to, the Borrower or such Subsidiary, or their respective business or operations.
     Section 5.6 Maintenance of Properties. Provide copies or descriptions of all real property or material personal property leases (and, at the request of the Administrative Agent, such other personal property leases) of the Borrower or any Subsidiary thereof entered into during the Term within thirty (30) days of commencement of such lease. Each of Borrower and each Subsidiary thereof shall maintain its properties used or useful in the conduct of its business in good condition, repair and working order, and supplied with all necessary equipment, and make all necessary repairs, renewals, replacements, betterments, and improvements thereto, all as may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times.
     Section 5.7 Books and Records. Keep adequate and proper records and books of account in which full and correct entries will be made of the Borrower’s and its Subsidiaries’ Accounts, dealings, business and affairs. Notwithstanding the foregoing, the Borrower agrees that the Administrative Agent has the right to maintain a parallel set of books and records relating to the Borrower’s and its Subsidiaries’ Accounts for the purpose of tracking and confirming Borrower’s Accounts and Available Borrowing Base, and administering the Loans and other Obligations arising hereunder; provided, that ADMINISTRATIVE AGENT AND
Master Financing Agreement

THE LENDERS SHALL HAVE NO OBLIGATION OR LIABILITY TO BORROWER OR ANY OTHER PERSON TO MAINTAIN SUCH PARALLEL SET OF BOOKS AND RECORDS NOR SHALL ADMINISTRATIVE AGENT OR THE LENDERS HAVE ANY OBLIGATION OR LIABILITY TO OTHERWISE MONITOR, COLLECT OR ENFORCE THE BORROWER’S AND ITS SUBSIDIARIES’ ACCOUNTS.
     Section 5.8 Bills of Sale. If the Administrative Agent shall so request, deliver to the Administrative Agent an executed Bill of Sale from each Vendor with respect to the Inventory purchased by the Borrower in the form set forth in Exhibit K not later than three (3) Business Days following issuance of the Letter of Credit or the making of the Ancillary Vehicle Loan related to financing such purchase.
     Section 5.9 Compliance. Comply in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which the Borrower or any Subsidiary may be subject, including, without limitation, all customs, trademark and environmental laws, rules or regulations.
     Section 5.10 Payment Upon Customer Delivery. Unless the Accounts arising from the sale of Vehicles financed pursuant to an LC Loan (or Conversion Loan) and/or Vehicle Purchase Loan hereunder are further financed pursuant to an A/R Loan hereunder, Borrower shall cause each of its Customers to deposit the full amount of the purchase price paid by such Customer in respect of Vehicles financed hereunder into either the Lockbox or Depository Account within five (5) days of such Customer’s receipt of such Vehicles.
     Section 5.11 Further Assurances. At its own cost and expense, cause (or cause any of its Subsidiaries) to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as may from time to time be necessary or as Administrative Agent or any Lender may from time to time reasonably request in order to carry out the intent and purposes of the Loan Documents and the transactions contemplated thereby, including, without limitation, all such actions (i) to establish, preserve, protect and perfect a first-priority Lien in favor of Administrative Agent for the benefit of the Administrative Agent and the Lenders on the Collateral (including Collateral acquired after the date hereof), including on any and all assets of the Borrower and its Subsidiaries (other than (A) a Newly Formed Partially-Owned Subsidiary and (B) subject to the last sentence of this Section 5.11, any Non-Operating Subsidiary), whether now owned or hereafter acquired, and (ii) to cause each Subsidiary of the Borrower (other than (A) a Newly Formed Partially-Owned Subsidiary and (B) subject to the last sentence of this Section 5.11, any Non-Operating Subsidiary), whether now or hereafter existing, to become bound by and a party to any existing Subsidiary Guaranty, and any existing Subsidiary Security Agreement or to execute and deliver a separate Subsidiary Guaranty and a separate Subsidiary Security Agreement. With respect to each Non-Operating Subsidiary, in the event that any such Non-Operating Subsidiary shall, after the date hereof, (i) engage in any material business activities or (ii) acquire or possess any material assets, property or other interests, the Borrower shall give written notice thereof to the Administrative Agent as soon as practicable (but in any event not later than 15 days following) following the occurrence thereof and shall, at any time following the request of the Administrative Agent, cause such Non-Operating Subsidiary to become bound by and a party to any existing Subsidiary Guaranty and
Master Financing Agreement

any existing Subsidiary Security Agreement or to execute and deliver a separate Subsidiary Guaranty and a separate Subsidiary Security Agreement.
     Section 5.12 Encumbrance on Certain Real Property Interests. The Borrower acknowledges that, as of the Closing Date, the Borrower is prohibited from granting to the Administrative Agent, for the benefit of the Lenders, a lien on and security interest in (i) the real property and improvements thereon owned by Borrower and located at 501 Fourth Street, Santa Rosa, California 95401 (the “Santa Rosa Property”) pursuant to the restrictive covenants contained in that certain Deed of Trust with Assignment of Rents and Security Agreement, dated March 11, 2003, between ZAP and Chicago Title Company, as Trustee, for the benefit of Atocha Land, LLC, a Virginia limited liability company, a true and complete copy of which has been delivered to the Administrative Agent, and (ii) the real property and improvements thereon owned by Borrower and located at 44720 Main Street, Mendocino, California 95460 (the “Mendocino Property”) pursuant to the restrictive covenants contained in that certain Purchase Price True-Up Agreement, dated April 21, 2005, between ZAP and Jinsei LLC, a California limited liability company, a true and complete copy of which has been delivered to the Administrative Agent. If at anytime during the Term the Borrower shall no longer be bound by the restrictive covenant contained in either of the agreements referred to in clause (i) or (ii) of the immediately preceding sentence, the Borrower shall give prompt written notice thereof to the Administrative Agent. At anytime following receipt by the Administrative Agent of such notice with respect to either the Santa Rosa Property or the Mendocino Property (or both of them), promptly following the written request of the Administrative Agent, the Borrower shall execute and deliver to the Administrative Agent such mortgages or other collateral security documents as shall be necessary or appropriate to grant to the Administrative Agent, for the benefit of itself and the Lenders, a first priority lien on and security interest the Santa Rosa Property or the Mendocino Property (or both of them), as the case may be.
ARTICLE 6. NEGATIVE COVENANTS
     During the Term, unless the Administrative Agent shall otherwise expressly consent in writing, the Borrower will not do (and will not permit any of its Subsidiaries to do) any of the following:
     Section 6.1 Merger. Neither the Borrower nor any Subsidiary thereof will merge or consolidate or enter into any analogous reorganization or transaction with any Person.
     Section 6.2 Sale of Assets. Neither the Borrower nor any Subsidiary thereof will sell, transfer, lease, or otherwise convey all or any part of its assets except for sales of Inventory in the ordinary course of business and for the fair market value thereof; provided, however, that the Borrower and its Subsidiaries may sell other assets so long as (i) any such sale of other assets by the Borrower or any Subsidiary thereof is in the best interests of the Borrower or such Subsidiary (as determined in good faith by the Board of Directors of the Borrower) and is pursuant to a bona fide, arms’ length transaction with a Person that is not a Related Party, (ii) the fair market value of the assets being sold by the Borrower or such Subsidiary in such sale, or series of related sales, does not exceed $2,000,000, (iii) the aggregate fair value of the assets sold by the Borrower and its Subsidiaries, taken as a whole, pursuant to this proviso during any calendar year does not exceed, in the aggregate, $6,000,000 (or a ratable portion thereof, based on a 365
Master Financing Agreement

day year and number of days elapsed) in the event that this Agreement shall be in effect during any calendar year for less than a full calendar year), (iv) the aggregate proceeds (net of expenses) received by the Borrower or its Subsidiary, as the case may be, from the sale of such assets shall, contemporaneously with the closing of such sale, be used by the Borrower to repay (or prepay), and the Borrower shall so repay (or prepay), the Obligations then outstanding hereunder (if any), and (v) immediately after giving effect to the closing of such sale, no Default or Event of Default shall have occurred and be continuing.
     Section 6.3 Change in Nature of Business. Neither the Borrower nor any Subsidiary thereof will make any material change in the nature of its business as carried on at the date hereof.
     Section 6.4 Subsidiaries, Partnerships and Joint Ventures. Neither the Borrower nor any Subsidiary thereof will either: (a) form or acquire any corporation or company which would thereby become a Subsidiary; or (b) form or enter into any partnership as a limited or general partner or form or enter into any joint venture; provided, however, that (i) the Borrower and any direct or indirect wholly-owned Subsidiary thereof may form other direct or indirect wholly-owned Subsidiaries thereof so long as (A) prior to the formation thereof the Borrower shall have given the Administrative Agent at least five (5) Business Days’ advance written notice of its intention to form such Subsidiary, (B) such newly formed Subsidiary shall have executed and delivered, in favor of the Administrative Agent, a Subsidiary Guaranty and a Subsidiary Security Agreement contemporaneously with the formation thereof, (C) such newly formed Subsidiary shall be in the same line of business as the Borrower or any Subsidiary of the Borrower, and (D) after forming such Subsidiary, no Default or Event of Default shall have occurred and be continuing, and (ii) the Borrower and any direct or indirect wholly-owned Subsidiary thereof may form other Subsidiaries that are not wholly-owned Subsidiaries so long as (A) prior to the formation thereof the Borrower shall have given the Administrative Agent at least ten (10) Business Days’ advance written notice of its intention to form such Subsidiary, along with the names of the other owners thereof, (B) such Subsidiary shall not be a general partnership (or other similar entity as to which the equity holders shall have general liability for the debt and obligations of such entity), (C) the Borrower shall, directly or indirectly, hold more than fifty percent (50%) of the issued and outstanding voting equity interests (or of the capital or profits) of such Subsidiary having ordinary voting power to elect a majority of the board of directors, managers or other persons having authority over the general business and affairs of such Subsidiary, (D) the Borrower shall have pledged, or caused to be pledged, in favor of the Administrative Agent pursuant to a pledge agreement in form and substance acceptable to it, all of the equity and other interests held by the Borrower, either directly or indirectly, in such Subsidiary, (E) such newly formed Subsidiary shall be in the same line of business as the Borrower or any Subsidiary of the Borrower as of the date of its formation; and (F) after forming such Subsidiary, no Default or Event of Default shall have occurred and be continuing. In addition and for the avoidance of doubt, the Borrower and each direct or indirect Subsidiary thereof may enter into such joint venture transactions or partnerships, or form such Subsidiaries, not otherwise expressly permitted by this Section 6.4 to the extent approved in writing from time to time by the Administrative Agent in its sole and absolute discretion.
     Section 6.5 Other Agreements. Neither the Borrower nor any Subsidiary thereof shall enter into any agreement, bond, note or other instrument with or for the benefit of any
Master Financing Agreement

Person other than the Administrative Agent or the Lenders which would: (a) prohibit the Borrower or such Subsidiary from granting, or otherwise limit the ability of the Borrower or such Subsidiary to grant to the Administrative Agent, or any other Person designated by Administrative Agent, any Lien on any assets or properties of the Borrower or such Subsidiary; or (b) be violated or breached by the Borrower’s or such Subsidiary’s performance of its obligations under the Loan Documents to which it is a party.
     Section 6.6 Payment Terms. Neither the Borrower nor any Subsidiary thereof shall materially change its selling terms of payment on any Eligible Accounts as in effect on the date of this Agreement.
     Section 6.7 Investments. Neither the Borrower nor any Subsidiary thereof shall acquire for value, make, have or hold any Investments, except (a) deposits in the Depository Account and the Operating Account, and deposits in such other bank accounts of the Borrower or any Subsidiary thereof in or as to which the Administrative Agent shall have a first priority and perfected security interest, (b) Investments of the Borrower in any Subsidiary of the Borrower as of the date of this Agreement, (c) any Investment in any direct or indirect wholly-owned Subsidiary of the Borrower, including any direct or indirect Newly Formed Wholly-Owned Subsidiary of the Borrower, (d) any Investment in any direct or indirect Newly Formed Partially-Owned Subsidiary of the Borrower (other than PORTEGY, a Nevada corporation (“PORTEGY”)); provided that, during the Term, (i) the aggregate amount of all Investments in any Newly Formed Partially-Owned Subsidiary shall not exceed $2,000,000 and (ii) the aggregate amount of all Investments in all Newly Formed Partially-Owned Subsidiaries shall not exceed $6,000,000, (e) Permitted Investments, provided the Administrative Agent shall have been granted, and shall maintain, a first priority and perfected security interest in such Permitted Investments (or in the account in which such Permitted Investments are held or maintained), (f) any Investment in PORTEGY, provided that the Administrative Agent shall have a first priority and perfected security interest in all capital stock of PORTEGY held directly or indirectly by the Borrower or any of its Subsidiaries, or (g) such other Investments authorized by Administrative Agent in writing.
     Section 6.8 Indebtedness. Neither the Borrower nor any Subsidiary thereof shall incur, create, issue, assume or suffer to exist any Indebtedness except:
          (a) Indebtedness to a Lender;
          (b) Current liabilities, other than for borrowed money, incurred in the ordinary course of business;
          (c) Indebtedness consisting of endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business; and
          (d) letters of credit issued for the account of the Borrower and its Subsidiaries provided (i) that no assets of the Borrower or its Subsidiaries are used to collateralize the reimbursement obligations with respect thereto other than cash from operations of the Borrower and its Subsidiaries, (ii) the aggregate available amount to be drawn under all such letters of
Master Financing Agreement

          credit at any time outstanding shall not exceed $500,000 and (iii) the letter of credits shall be used for the purpose of purchasing scooters included within the product lines (or future product lines) of the Borrower or any Subsidiary thereof or such other inventory as the Administrative Agent shall approve from time to time in writing; and
          (e) the Indebtedness set forth on Schedule 6.8(e) hereof .
     Section 6.9 Liens. Neither the Borrower nor any Subsidiary thereof shall create, incur, assume or suffer to exist any Lien with respect to any property, revenues or assets now owned or hereafter arising or acquired, except:
          (a) Liens granted for the benefit of the Lenders;
          (b) Deposits or pledges to secure payment of workers’ compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of the Borrower;
          (c) Liens for taxes, fees, assessments and governmental charges not delinquent;
          (d) Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens arising in the ordinary course of business, for sums not due;
          (e) Deposits to secure the performance of bids, trade contracts, leases, statutory obligations and other obligations of a like nature incurred in the ordinary course of business;
          (f) Liens on the Santa Rosa Property and the Mendocino Property to the extent existing on the date hereof;
          (g) Liens of the type, and securing Indebtedness in the amount, set forth in Section 6.8(d) hereof; and
          (h) Liens on the property of the Borrower or its Subsidiaries on the date of this Agreement and set forth on Schedule 6.9 hereof, which Liens secure the Indebtedness outstanding on the date hereof and permitted by Section 6.8(e), including replacement Liens on the property currently subject to such Liens securing such Indebtedness.
     Section 6.10 Contingent Liabilities. Neither the Borrower nor any Subsidiary thereof shall either: (a) endorse, guarantee, contingently agree to purchase or to provide funds for the payment of, or otherwise become contingently liable upon, any obligation of any other Person, except by the endorsement of negotiable instruments for deposit or collection (or similar transactions) in the ordinary course of business and except as otherwise provided by (Section 6.8(d) hereof; or (b) agree to maintain the net worth or working capital of, or provide funds to satisfy any other financial test applicable to, any other Person.
     Section 6.11 Unconditional Purchase Obligations. Neither the Borrower nor any Subsidiary thereof shall enter into or be a party to any contract for the purchase or lease of
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materials, supplies or other property or services if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services.
     Section 6.12 Purchase Orders and Accounts. Cancel or modify any Customer Purchase Order if: (i) such Customer Purchase Order is the basis of any Credit issued hereunder or the effect of the cancellation of modification of such Customer Purchase Order would cause the then existing Available Borrowing Base to be less than the aggregate amount of all A/R Loans then outstanding without: (x) Agent’s prior written consent or (y) depositing an amount equal to the amount of the Reimbursement Obligations attributable to such Credit or the difference in amount the A/R Loans then outstanding and the then existing Available Borrowing Base (after taking into account the cancellation or modification of such Customer Purchase Order), as applicable, in the Cash Collateral Account. Notwithstanding the foregoing, Borrower may make, and may permit a Customer to make, minor adjustments and modifications to Customer Purchase Orders in the ordinary course of business; provided, that if such minor adjustment or modification is in respect of a Customer Purchase Order that underlies any Credit issued hereunder, Borrower shall give Administrative Agent immediate notice of such adjustment or modification.
     Section 6.13 Bank Accounts. Neither the Borrower nor any Subsidiary thereof shall directly or indirectly, establish any new bank account without prior written notice to Administrative Agent and unless Administrative Agent, Borrower or such Subsidiary and the bank at which the account is to be opened enter into a control agreement regarding such bank account pursuant to which such bank acknowledges the security interest of the Administrative Agent in such bank account, agrees to comply with instructions originated by Administrative Agent directing disposition of the funds in the bank account without further consent from Borrower or such Subsidiary, as the case may be, and agrees to subordinate and limit any security interest the bank may have in the bank account on terms reasonably satisfactory to Administrative Agent.
     Section 6.14 Modification of Organizational Documents. Neither the Borrower nor any Subsidiary thereof shall directly or indirectly amend or otherwise modify its certificate/articles of incorporation, certificate of formation, by-laws, limited liability company agreement or other similar constituent documents of such Person, except for such amendments or other modifications required by law and fully disclosed to Administrative Agent or such other amendments or modifications that would not adversely affect (i) the rights, remedies or interests of the Administrative Agent or the Lenders under any Loan Document or (ii) the validity, enforceability or binding nature of any Loan Document as against any Credit Party.
     Section 6.15 Publicity. The Borrower shall not, directly or indirectly, issue or make or cause to be issued or made any press release, filing or other public announcement with respect to the transactions contemplated hereby unless it shall have (i) given the Administrative Agent a reasonable period of time to review such press release, filing or other public announcement and (ii) obtained the prior written approval thereof by the Administrative Agent, which approval shall not be unreasonably withheld or delayed; provided, however, that such approval shall not be required if the Borrower reasonably believes, upon the advice of qualified legal counsel, that the Borrower is required by applicable law to issue or make such press release, filing or other public
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announcement, in which case the Borrower shall take all reasonable efforts to (A) consult with the Administrative Agent in advance of the issuance or making of such press release, filing or other public announcement, (B) to the extent not in contravention of applicable law, not disclose such information with respect to the Administrative Agent and the Lenders and the transactions contemplated hereby as shall be reasonably requested by the Administrative Agent or, as to a Lender, such Lender, and (C) deliver to the Administrative Agent all drafts of such press releases, filings or other public announcements prior to the issuance or making thereof, to the greatest extent practicable. Notwithstanding anything to the contrary contained in this Section 6.15, the Borrower shall be permitted to disclose publicly, without the prior consent or approval of the Lenders, the general fact that the Borrower has obtained the credit facility contemplated hereunder, the aggregate Commitments hereunder, the purpose hereof and the Term (and such other general information as the Borrower shall deem necessary or appropriate) so long as the Borrower shall not disclose any information with respect to the Lenders or the Administrative Agent other than their names as set forth on the signature pages hereto or such other information as the Administrative Agent or the Lenders shall permit to be disclosed by written notice to the Borrower.
     Section 6.16 Certain Matters Relating to Employment of Senior Executives. Without the prior written consent of the Administrative Agent, the Borrower shall not amend, modify or waive in any material respect any term of provision of the employment agreements of each of Gary Starr and Steve Schneider as in effect on the date hereof. Without limiting the generality of the foregoing, the Borrower shall not, without the prior written consent of the Administrative Agent, permit Gary Starr or Steve Schneider to serve as an officer or employee of, or consultant to, any corporation, limited liability company, partnership, company or other business enterprise other than (i) the Borrower and any Subsidiary thereof and (ii) in the case of Steve Schneider, Rotoblock Corp., in which case Steve Schneider shall be permitted to serve solely as the interim chief executive thereof until the date on which he is required to resign therefrom as provided by Section 7.1(r) hereof.
ARTICLE 7. EVENTS OF DEFAULT AND REMEDIES
     Section 7.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default upon the expiration of the cure period, if any, described in the relevant event:
          (a) The Borrower shall fail to make when due, whether by acceleration or otherwise, (i) any payment of principal of, or interest on, any Note or other Obligation hereunder, (ii) payment of any Prepayment Fee required to be made to a Lender or to the Administrative Agent pursuant to this Agreement, or (iii) payment of any other amount required to be made to a Lender or to the Administrative Agent pursuant to this Agreement or any other Loan Document and such failure pursuant to this clause (iii) shall continue for a period of three (3) Business Days after notification of such failure; or
          (b) Any representation or warranty made or deemed to have been made by or on behalf of the Borrower or any other Credit Party in any of the Loan Documents by or on behalf of the Borrower or such other Credit Parties in any certificate, statement, report or other writing furnished by or on behalf of the Borrower to the Administrative Agent or any Lender
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pursuant to the Loan Documents shall prove to have been false or misleading in any material respect on the date as of which the facts set forth are stated or certified or deemed to have been stated or certified; or
          (c) The Borrower shall fail to comply with any term, covenant or agreement contained in Article 6 hereof or Sections 3.5, 5.2, 5.3 or 5.10 hereof;
          (d) The Borrower shall fail to comply with Section 5.1(d) or Section 5.1(e) hereof and such failure shall continue for a period of three (3) Business Days after notification of such failure; or
          (e) The Borrower shall fail to comply with any agreement, covenant, condition, provision or term contained in the Loan Documents on its part to be performed (and such failure shall not constitute an Event of Default under any of the other provisions of this Section 7.1) and such failure to comply shall continue for ten (10) calendar days after notice thereof to the Borrower by the Administrative Agent or any Lender (or, if sooner, such failure to comply shall continue unremedied for thirty (30) days after an executive officer of the Borrower becomes aware of such failure); or
          (f) The Borrower or any other Credit Party shall become Insolvent or shall generally not pay its or his debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver of the Borrower or any such Credit Party, or for a substantial part of the property of any one of them or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Borrower or any such Credit Party, or for a substantial part of the property of any one of them and shall not be discharged within thirty (30) days; or
          (g) Any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against the Borrower or any other Credit Party, or such debtor shall take any corporate action to approve institution of, or shall have acquiesced in, such a proceeding; or
          (h) Any Credit Party that is a party to any Subsidiary Guaranty shall fail to make any payment required to be made by it, when due; or
          (i) The Administrative Agent shall cease to have a valid and first priority and perfected security interest in any of the Collateral pledged, or purported to be pledged, to the Administrative Agent under any Loan Document; or
          (j) Any Credit Party (other than the Borrower) shall fail to comply with any agreement, covenant, condition, provision or term binding on such Credit Party and contained in any Loan Document to which it is a party (and such failure shall not constitute an Event of Default under any of the other provisions of this Section 7.1) and such failure to comply shall continue unremedied for ten (10) calendar days after notice thereof to the Borrower by the Administrative Agent or any Lender (or, if sooner, if such failure to comply shall continue unremedied for thirty (30) days after an executive officer of the Borrower or such Credit Party becomes aware of such failure); or
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          (k) Any non-monetary judgment or order shall be rendered against any Credit Party that would reasonably be likely to constitute an Adverse Event as to the Borrower or any other Credit Party, and there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or
          (l) A Change of Control shall occur; or
          (m) Any dissolution or liquidation proceeding shall be instituted by or against the Borrower or any other Credit Party, or the Borrower or such Credit Party shall take any corporate or individual action to approve institution of, or acquiescence in, such a proceeding; or
          (n) A judgment or judgments for the payment of money in excess of the sum of $50,000 in the aggregate shall be rendered against the Borrower or any other Credit Party and the Borrower or any such Credit Party shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof, prior to any execution on such judgments by such judgment creditor, within thirty (30) days from the date of entry thereof, and within said period of thirty (30) days, or such longer period during which execution of such judgment shall be stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or
          (o) The maturity of any Indebtedness of the Borrower or any other Credit Party (other than Indebtedness under this Agreement or the other Loan Documents) shall be accelerated, or the Borrower or any such Credit Party shall fail to pay any such Indebtedness when due and any applicable grace period shall have expired or, in the case of such Indebtedness payable on demand, when demanded, or any event shall occur or condition shall exist and shall continue for more than the period of grace, if any, applicable thereto and shall have the effect of causing, or permitting (any required notice having been given and grace period having expired) the holder of any such Indebtedness or any trustee or other Person acting on behalf of such holder to cause such Indebtedness to become due prior to its stated maturity or to realize upon any collateral given as security therefor; or
          (p) Gary Starr shall (i) die, (ii) become mentally incapacitated or otherwise become unable to fulfill, in the good faith judgment of the Administrative Agent, his duties as the Chairman of the Board of the Borrower, or (iii) resign, or be removed, from his position as Chairman of the Board of the Borrower unless, in the case of any of the events described in clause (i), (ii) or (iii) hereof (other than his resignation), the Borrower shall have elected a successor Chairman of the Board within thirty (30) days of the occurrence of such event who shall be acceptable to the Administrative Agent; or
          (q) Steven Schneider shall (i) die, (ii) become mentally incapacitated or otherwise become unable to fulfill, in the good faith judgment of the Administrative Agent, his duties as the Chief Executive Officer of the Borrower, or (iii) resign, or be removed, from his position as Chief Executive Officer of the Borrower unless, in the case of any of the events described in clause (i), (ii) or (iii) hereof (other than his resignation), the Borrower shall have elected a successor Chief Executive Officer within thirty (30) days of the occurrence of such event who shall be acceptable to the Administrative Agent; or
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          (r) If Steven Schneider shall have failed to resign from any officer or director position held by him in Rotoblock Corp. as of October 1, 2005;
          (s) If the validity or enforceability of any of the Loan Documents shall be challenged by the Borrower or any other party thereto (other than the Lenders), or shall fail to remain in full force and effect; or
          (t) The Administrative Agent shall have determined in good faith the interest of the Administrative Agent or any Lender in any material Collateral has been materially adversely affected or impaired, or the value thereof to the Lenders has been diminished to a material extent, and the condition giving rise to such determination does not constitute an Event of Default under any of the other subsections of this Section 7.1.
     Section 7.2 Remedies. If: (a) any Event of Default described in Sections 7.1(f), (g) or (m) shall occur, the outstanding unpaid principal balance of the Notes, the accrued interest thereon and all other Obligations under the Loan Documents (including any Ancillary Vehicle Loan, Ancillary Vehicle Loan Interest, LC Loan, LC Interest, Conversion Loan, Conversion Loan Interest, Vehicle Purchase Loan, Vehicle Purchase Loan Interest, A/R Loan and A/R Loan Interest) shall automatically become immediately due and payable, in which case the obligations of the Lenders hereunder to issue (or cause to be issued) any Letter of Credit or make any Loan shall automatically terminate; or (b) any other Event of Default shall occur and be continuing, then the Administrative Agent may take any or all of the following actions: (i) declare that the outstanding unpaid principal balance of any or all Notes, the accrued and unpaid interest thereon and all other Obligations (including any Reimbursement Obligations, LC Interest, Ancillary Vehicle Loans, Ancillary Vehicle Loan Interest, Conversion Loan, Conversion Loan Interest, Vehicle Purchase Loan, Vehicle Purchase Loan Interest, A/R Loans and A/R Loan Interest) under the Loan Documents to be forthwith due and payable, whereupon the Notes, all accrued and unpaid interest thereon and all such Obligations shall immediately become due and payable, in each case without demand or notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in any Note (or other Loan Documents) to the contrary notwithstanding; (ii) impose interest at the Per Diem Default Rate on all Obligations then outstanding; (iii) exercise all rights and remedies under any other instrument, document or agreement between the Borrower or any other Credit Party and Administrative Agent and/or any Lender; (iv) suspend, reduce the amount of or terminate the Commitment of the Lenders to issue (or cause to be issued) any Letter of Credit or make any Loan pursuant to the provisions of this Agreement; and (v) enforce all rights and remedies under any applicable law.
     Section 7.3 Offset. In addition to the remedies set forth in Section 7.2, upon the occurrence of any Event of Default or at any time thereafter while such Event of Default continues, the Administrative Agent, any Lender or any other holder of any Note may offset any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or monies of the Borrower then or thereafter with such Lender or such other holder, or any obligations of such Lender or such other holder of such Note, against the Indebtedness then owed by the Borrower to such Lender. The Borrower hereby grants to the Lenders and each other Note holder a security interest in all such balances, credits, deposits, accounts or monies.
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     Section 7.4 Actions in Respect of the Letters of Credit upon Default. If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Requisite Lenders, irrespective of whether it is taking any of the actions described in Section 7.1 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Administrative Agent on behalf of the Lenders in same day funds at the Administrative Agent’s office designated in such demand, for deposit into an account specified by the Administrative Agent, an amount equal to one hundred five percent (105%) of the aggregate amount then available to be drawn under all Letters of Credit then outstanding. If at any time the Administrative Agent determines that any funds held in such account are subject to any right or claim of any Person other than the Administrative Agent and the Lenders or that the total amount of such funds is less than one hundred five percent (105%) of the aggregate amount available to be drawn under all Letters of Credit then outstanding, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in such account, an amount equal to the excess of (a) one hundred five percent (105%) of the aggregate amount then available to be drawn under all Letters of Credit then outstanding over (b) the total amount of funds, if any, then held in such account that the Administrative Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit in such account, such funds shall be applied to reimburse the relevant LC Issuer or Lenders, as applicable, to the extent permitted by applicable law. If (i)(A) all Letters of Credit for which funds are on deposit in such account have expired or been terminated and (B) no Default or Event of Default shall then be continuing or (ii)(A) if the commitments of each Lender and the obligation of each Lender to issue (or cause to be issued) any Letter of Credit and make any Loan shall have been terminated and (B) all other Obligations shall have been satisfied in full in cash, then the Administrative Agent shall, within fourteen (14) days, return to the Borrower all such monies then remaining in such account.
ARTICLE 8. ADMINISTRATIVE AGENT; ASSIGNMENTS
     Section 8.1 Appointment. The Lenders hereby designate and appoint Surge Capital II, LLC, a Delaware limited liability company as Administrative Agent and as their Administrative Agent (for purposes of this Article 8, the term “Administrative Agent” also shall include Surge Capital II, LLC in its capacity as Secured Party under the Security Agreement and the Deposit Account Control Agreements) on their collective behalf to act as specified herein and in the other Loan Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Loan Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto, including, without limitation, to execute and deliver any Subsidiary Guaranty, any Subsidiary Security Agreement, the Security Agreement, the Pledge Agreement, the Deposit Account Control Agreements and any other Loan Document necessary or useful in connection with the Obligations and any collateral or guaranty entered into or provided by any Person collateralizing or guarantying such Obligations. The Administrative Agent may perform any of its duties hereunder by or through its officers, directors, agents, employees or affiliates.
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     Section 8.2 Nature of Duties. The Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and in the other Loan Documents. Neither the Administrative Agent nor any of its officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by any of them hereunder or under any other Loan Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or in any other Loan Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein.
     Section 8.3 Lack of Reliance on the Administrative Agent. Independently and without reliance upon the Administrative Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower and each other Credit Party in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and each other Credit Party and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Loan Document or the financial condition of the Borrower or any other Credit Party or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, or the financial condition of the Borrower or any other Credit Party or the existence or possible existence of any Default or Event of Default.
     Section 8.4 Certain Rights of the Administrative Agent. If the Administrative Agent requests instructions from the Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Lenders; and the Administrative Agent shall not incur liability to any Lender by reason of so refraining. Without limiting the foregoing, neither any Lender nor the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Lenders.
     Section 8.5 Reliance. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex,
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teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Loan Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent.
     Section 8.6 Indemnification. To the extent the Administrative Agent (or any affiliate thereof) is not reimbursed and indemnified by the Borrower, the Lenders will reimburse and indemnify the Administrative Agent (and any affiliate thereof) in proportion to their respective percentage of principal amount of Notes held by them for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent (or any affiliate thereof) in performing its duties hereunder or under any other Loan Document or in any way relating to or arising out of this Agreement or any other Loan Document; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s (or such affiliate’s) gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).
     Section 8.7 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor. Notwithstanding anything in this Section, no Note or interest in any Note may be transferred unless such transfer complies with Section 8.14 of this Agreement.
     Section 8.8 Resignation by the Administrative Agent.
          (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Loan Documents at any time by giving fifteen (15) Business Days’ prior written notice to the Lenders. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clause (b) below or as otherwise provided below.
          (b) Upon any such notice of resignation by the Administrative Agent, the Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower, which acceptance shall not be unreasonably withheld or delayed (provided that the Borrower’s approval shall not be required if a Default or an Event of Default then exists).
     Section 8.9 Release of Collateral. The Lenders hereby irrevocably authorize Administrative Agent to, and the Administrative Agent shall, release any Lien granted to or held by it upon any Collateral (i) upon payment and satisfaction of all Obligations (other than
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contingent indemnification obligations to the extent no claims giving rise thereto have been asserted) and execute and file any and all documents and instruments, including, without limitation, UCC termination statements, necessary or appropriate to evidence the release of such Liens; (ii) constituting property being sold or disposed of if Borrower certifies to Administrative Agent that the sale or disposition is made in compliance with the provisions of this Agreement and the other applicable Loan Documents (and Administrative Agent may rely in good faith conclusively on any such certificate, without further inquiry);
     Section 8.10 Confirmation of Authority; Execution of Releases. Without in any manner limiting Administrative Agent’s authority to act without any specific or further authorization or consent by Lenders, each Lender agrees to confirm in writing, upon request by Administrative Agent, the authority to release any Collateral conferred upon Administrative Agent hereunder. Upon receipt by Administrative Agent of any required confirmation from the Requisite Lenders of its authority to release any particular item or types of Collateral, Administrative Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the liens granted to Administrative Agent upon such Collateral; provided, however, that (i) Administrative Agent shall not be required to execute any such document on terms which, in Administrative Agent’s opinion, would expose Administrative Agent to liability or create any obligation or entail any consequence other than the release of such liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the indebtedness evidenced by the Notes or any Liens upon (or obligations of Borrower, in respect of), all interests retained by Borrower, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.
     Section 8.11 Absence of Duty. Administrative Agent shall have no obligation whatsoever to any Lender or any other Person to assure that the property covered by the Security Agreement, the Subsidiary Security Agreements or the Pledge Agreement exists or is owned by Borrower or any other Credit Party or is cared for, protected or insured or has been encumbered or that the Liens granted to Administrative Agent have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to such Agent in any of the Loan Documents, it being understood and agreed that in respect of the property covered by the Security Agreement, the Subsidiary Security Agreements, the Pledge Agreement, the Deposit Account Control Agreements or any act, omission or event related thereto, Administrative Agent may act in any manner it may deem appropriate, in its discretion and provided that Administrative Agent shall exercise the same care which it would in dealing with loans for its own account.
     Section 8.12 Agency for Perfection. Each Lender hereby appoints Administrative Agent as agent for the purpose of perfecting such Lender’s security interest in that portion of the Collateral which, in accordance with the Uniform Commercial Code in any applicable jurisdiction, can be perfected by possession or control. Each Lender agrees that it will not have any right individually to enforce or seek to enforce the Security Agreement, the Subsidiary Security Agreements, the Pledge Agreement, the Deposit Account Control Agreements or to realize upon any Collateral for the Notes unless consented to by Administrative Agent, it being
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understood and agreed that such rights and remedies may be exercised only by Administrative Agent. Nothing herein is intended or shall be construed to limit any Lender’s rights under its Notes, including the right to enforce, accelerate, amend, compromise or otherwise administer such Notes.
     Section 8.13 Amendments, Consents and Waivers.
          (a) Except as otherwise provided herein and except as to matters set forth in other subsections hereof or in any other Loan Document as requiring only Administrative Agent’s consent, the consent of Requisite Lenders will be required to amend, modify, terminate, or waive any provision of this Agreement or any of the other Loan Documents; provided, however, that if such amendment, modification, termination or waiver applies only to a certain Loan or Loans, only the consent of the Lender or Lenders with respect to such Loans shall be required.
          (b) In the event Administrative Agent requests the consent of a Lender and does not receive a written consent or denial thereof within ten (10) Business Days after such Lender’s receipt of such request, then such Lender will be deemed to have given such consent.
     Section 8.14 Assignments.
          (a) Each Lender may from time to time assign, subject to the terms of an assignment and acceptance agreement, in form and substance satisfactory to the Administrative Agent (the “Assignment and Acceptance Agreement”) and this Section 8.14 hereof, a Loan to another Person (other than to any business enterprise that is engaged in the importation and sale of vehicles similar to the vehicles being financed with the Loans extended (or proposed to be extended) to Borrower hereunder; provided, however, that the restrictions contained in this parenthetical shall not apply during the occurrence and continuance of any Event of Default); provided, however, that no Lender will offer, sell or otherwise dispose of all or any part of a Note except under circumstances which will not result in a violation of the Act or applicable state securities laws. In the case of an assignment authorized hereunder, the assignee shall have, as to the Loan assigned, the same rights, benefits and obligations as it would if it were a Lender hereunder and the assigning Lender shall be relieved of its obligations hereunder with respect to such Loan or the assigned portion thereof.
          (b) Borrower hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be a Lender hereunder.
     Section 8.15 Recording of Assignments. Administrative Agent shall maintain at its office a copy of each Assignment and Acceptance Agreement delivered to it and a register for the recordation of the names and addresses of Lenders, and the commitments of, and principal amount of the Obligations and Loans owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be presumptive evidence of the amounts due and owing to Lenders in the absence of manifest error. Borrower, Administrative Agent and each Lender may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall
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be available for inspection by Borrower and any Lender, at any reasonable time upon reasonable prior notice.
     Section 8.16 Acceptance of Assignment by Administrative Agent. Upon its receipt of a duly completed Assignment and Acceptance Agreement executed by an assigning Lender and its assignee (together with the Note(s) subject to such assignment), evidence satisfactory to the Administrative Agent that such assignment complies with Section 8.14, Administrative Agent shall (a) accept such Assignment and Acceptance Agreement and (b) record the information contained therein in the Register. If requested by Administrative Agent, Borrower shall promptly execute and deliver to Administrative Agent new Note(s) evidencing the Obligations owed by Borrower to the assignee and, if applicable, the assigning Lender, after giving effect to the assignment. Administrative Agent shall cancel the Notes delivered to it by the assigning Lender and deliver the new Notes to the assignee and, unless the assigning Lender has assigned all of its interests under this Agreement, the assigning Lender.
     Section 8.17 Security Interests in Obligations; Assignments to Affiliates. Any Lender may at any time, following written notice to Administrative Agent, (a) pledge the Obligations held by it or create a security interest in all or any portion of its rights under this Agreement or the other Loan Documents in favor of any Person (other than to any business enterprise that is engaged in the importation and sale of vehicles similar to the vehicles being financed with the Loans extended (or proposed to be extended) to Borrower hereunder); provided, however, that (i) no such pledge or grant of security interest to any Person shall release such Lender from its obligations hereunder or under any other Loan Document and (ii) the acquisition of title to such Lender’s Obligations pursuant to any foreclosure or other exercise of remedies by such Person shall be subject to the provisions of this Agreement and the other Loan Documents in all respects; and (b) assign all or any portion of its funded Loans to a Lender Affiliate of such Lender, to one or more other Lenders or to a Lender Affiliate of such other Lender.
     Section 8.18 Other Matters. Except as otherwise provided herein, no Lender shall, as between Borrower and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of a participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender. Each Lender may furnish any information concerning Borrower or any other Credit Party in possession of that Lender from time to time to Borrower, approved assignees and participants and to any Lender Affiliate of such Lender or its parent company.
ARTICLE 9. MISCELLANEOUS
     Section 9.1 Waiver and Amendment. No failure on the part of the Administrative Agent, any Lender or the holder of any Note or other Obligations to exercise and no delay in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein and in any other instrument, document or agreement delivered or to be delivered to the Administrative Agent, or any Lender hereunder or in connection herewith are cumulative and not exclusive of any remedies provided by law. No notice to or demand on the Borrower not
Master Financing Agreement

required hereunder or under any Note or any other Loan Document shall in any event entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Administrative Agent, the Administrative Agent, any Lender or the holder of any Note to any other or further action in any circumstances without notice or demand. No amendment, modification or waiver of any provision of this Agreement or any Note or consent to any departure by the Borrower therefrom shall be effective unless the same shall be in writing and signed by the Administrative Agent, on behalf of all Lenders, the Lenders and the Borrower and then such amendment, modification, waiver or consent shall be effective only in the specific instances and for the specific purpose for which given; provided, however, that in no event shall any amendment, modification or waiver of the provisions of Article 8 hereof require the consent of, or execution by, the Borrower unless such amendment, modification or waiver shall impose greater duties on the Borrower than those in existence prior to such amendment, modification or waiver.
     Section 9.2 Expenses and Indemnities.
          (a) Loan Documents. The Borrower agrees to pay and reimburse the Administrative Agent upon demand for all expenses paid or incurred by the Administrative Agent and the Lenders (including fees and expenses of outside legal counsel) in connection with the evaluation, preparation, negotiation, execution, administration, amendment, collection and enforcement of the Loan Documents (including, without limitation, any Subsidiary Guaranty, any Subsidiary Security Agreement, the Security Agreement, the Pledge Agreement and the Deposit Account Control Agreements), except that the Borrower shall have no obligation to reimburse the Lenders for any Lender Assumed LC Cost. The Borrower agrees to pay, and save the Administrative Agent and all Lenders harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Loan Documents. The Borrower agrees to indemnify and hold harmless the Administrative Agent and all Lenders from any loss or expense which may arise or be created by the acceptance of telephonic or other instructions for issuing any Letter of Credit or for making any Loan or disbursing (or causing the disbursement of) the proceeds of any thereof.
          (b) General Indemnity. In addition to the payment of expenses pursuant to Section 9.2(a), whether or not the transactions contemplated hereby shall be consummated, the Borrower hereby indemnifies, and agrees to pay and reimburse and hold harmless and defend, the Administrative Agent, the Lenders, their affiliates and any holder of any Note, and their respective officers, directors, employees, agents, successors and assigns (collectively called the “Indemnitees”) from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for any of such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not any of such Indemnitees shall be designated a party thereto, and for enforcing the provisions of this Section 9.2), that may be imposed on, incurred by, or asserted against the Indemnitees (or any of them), in any manner relating to or arising out of the Loan Documents, the statements contained in any letters delivered by the Administrative Agent or any Lender, the Americanizing and shipping of the Vehicles or the use or intended use of the proceeds of any of the Loans (the “Indemnified Liabilities”); provided, however, that the Borrower shall have no obligation to an Indemnitee
Master Financing Agreement

hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnitee or for any Lender Assumed LC Cost. To the extent that the undertaking to indemnify, defend, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.
          (c) Survival. The obligations of the Borrower under this Section 9.2 shall survive any termination of this Agreement.
     Section 9.3 Notices. Except when telephonic notice is expressly authorized by this Agreement, any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed; provided, however, that any notice to the Administrative Agent under Sections 2.3, 2.4, 2.5, 2.6 and 2.7 hereof shall be deemed to have been given only when received by the Administrative Agent. The Borrower hereby authorizes the Administrative Agent and any Lender to rely upon the telephone or written instructions of any person identifying himself or herself as an authorized officer of the Borrower and upon any signature which the Administrative Agent or such Lender believes to be genuine, and the Borrower shall be bound thereby in the same manner as if the Borrower were authorized or such signature were genuine.
     Section 9.4 Successors and Assignment. This Agreement shall be binding upon the Borrower, the Administrative Agent, the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent, the Lenders and the successors and permitted assigns of the Borrower, the Administrative Agent and the Lenders. The Borrower shall not assign its rights or duties hereunder without the consent in writing of the Administrative Agent, on behalf of the Lenders.
     Section 9.5 Notes Not Securities. The Borrower, Administrative Agent, and each Lender agree that the Notes do not constitute “securities” under the Act or applicable state securities laws.
     Section 9.6 Participations. Any Lender may sell participation interests in any or all of the Loans and in all or any portion of the Notes other than to any business enterprise that is engaged in the importation and sale of vehicles similar to the vehicles being financed with the Loans extended (or proposed to be extended) to Borrower hereunder.
     Section 9.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such
Master Financing Agreement

prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
     Section 9.8 Captions. The captions or headings herein and any table of contents hereto are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.
     Section 9.9 Entire Agreement. This Agreement, the Notes and the other Loan Documents embody the entire agreement and understanding between the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof supersede all prior agreements and understandings relating to the subject matter hereof.
     Section 9.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.
     Section 9.11 Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS TO WHICH THE BORROWER IS A PARTY SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.
     Section 9.12 Consent to Jurisdiction. AT THE OPTION OF THE ADMINISTRATIVE AGENT, THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS TO WHICH THE BORROWER IS A PARTY MAY BE ENFORCED IN ANY FEDERAL COURT OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS; AND THE BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE ADMINISTRATIVE AGENT AND THE LENDERS AT THEIR OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
     Section 9.13 Waiver of Jury Trial. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (b) ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
[Remainder of Page Intentionally Left Blank; Signature Page Follows ]
Master Financing Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above.

“BORROWER”:

ZAP, a California corporation

By:	/s/ Steven Schneider
Name:	Steven Schneider
Its:	CEO

“ADMINISTRATIVE AGENT”:

SURGE CAPITAL II, LLC, a Delaware limited
liability company, as Administrative Agent

By:	/s/ John Maselli
Name:	John Maselli
Its:	Vice President
Master Financing Agreement

“INITIAL LENDER”:

SURGE CAPITAL II, LLC, a Delaware limited
liability company, as Initial Lender

By:	/s/ John Maselli
Name:	John Maselli
Its:	Vice President
Master Financing Agreement

Exhibit A
FORM OF CREDIT NOTE

$___	Chicago, Illinois
[Date]
     FOR VALUE RECEIVED, ZAP, a California corporation (the “Borrower”), hereby promises to pay to Surge Capital II, LLC, a Delaware limited liability company, or its assigns (the “Lender”), to the account set forth below, the principal sum of                                          AND 00/100 DOLLARS (the “Principal”) on the Maturity Date (as defined below).
     This Credit Note is one of the Credit Notes referred to in that certain Master Financing Agreement dated as of September 12, 2005 (as amended, restated, supplemented or otherwise modified from time to time, herein called the “Financing Agreement”) among the Borrower, the Lenders party thereto from time to time, and Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent and the Initial Lender, to which Financing Agreement and all agreements supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Borrower and the Lender and of the terms upon which this Credit Note is delivered. This Credit Note is subject to the terms of the Financing Agreement, and to the extent there is a conflict between the terms of the Financing Agreement and this Credit Note, the terms of the Financing Agreement shall govern. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Financing Agreement.
     The unpaid Principal, and all unpaid interest accrued hereon, may be converted into a Conversion Loan subject to the satisfaction of the terms and conditions of the Financing Agreement, in which case all such unpaid Principal and interest accrued hereon shall be so converted into such Conversion Loan. If the unpaid Principal, together with all unpaid interest accrued hereon, shall not be so converted into a Conversion Loan, then the unpaid Principal, and all unpaid interest accrued hereon, shall be due and payable on the Maturity Date.
     The “Maturity Date” shall mean the earlier of (x) the third (3rd) Business Day following the LC Payment Date of the Letter of Credit issued in connection with this Credit Note and (y) if such Letter of Credit shall expire without having been paid by the applicable LC Issuer, the Expiry Date of such Letter of Credit.
     This Credit Note is secured by and the Lender hereof is entitled to the benefits provided under the Loan Documents. This Credit Note is subject to voluntary prepayment prior to the Maturity Date, in whole or in part, at any time, without premium or penalty.
     The Borrower promises to pay interest from the date hereof on the unpaid Principal and, from and after (and during the continuance of) an Event of Default, on the unpaid interest accrued hereon at the rates, and in the manner, set forth in Section 2.8 of the Financing

Agreement until the aggregate unpaid Principal, and all interest accrued hereon, shall have been paid in full. In the event that the due date of any of the Obligations evidenced hereby is not a Business Day, the amounts otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such due date.
     If an Event of Default shall occur and be continuing, the unpaid principal balance of and accrued interest on this Credit Note may become or be declared to be due and payable in the manner and with the effect provided in the Financing Agreement.
     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Credit Note.
     This Credit Note may be transferred only in accordance with the Financing Agreement, including, without limitation, Section 8.14 of the Financing Agreement. The transfer of this Credit Note is registrable in the register maintained by the Administrative Agent, upon surrender of this Credit Note for registration of transfer in accordance with Article 8 of the Financing Agreement. Prior to due presentment of this Credit Note for registration of transfer, the Borrower and Administrative Agent may treat the Person in whose name this Credit Note is registered in such register as the owner hereof for all purposes, whether or not this Credit Note be overdue, and neither the Borrower nor the Administrative Agent shall be affected by notice to the contrary. This Credit Note is a registered instrument. A manually signed copy of this Credit Note shall be evidence of the Lender’s rights and is not a bearer instrument.
     THIS CREDIT NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS. THE VENUE, JURISDICTION AND JURY TRIAL WAIVER PROVISIONS SET FORTH IN THE FINANCING AGREEMENT ARE APPLICABLE TO THE CREDIT NOTE AS IF FULLY SET FORTH HEREIN.
     Payment of the Principal and all interest accrued on this Credit Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of the Principal and all interest accrued on this Credit Note due on the Maturity Date will be made in immediately available funds on the Maturity Date (whether or not this Credit Note has been presented), with such funds transferred by wire to the following account:

; or such other account or place as the Administrative Agent shall direct the Borrower in writing.
[ Remainder of this Page Intentionally Left Blank; Signature Page Follows ]
Master Financing Agreement

     IN WITNESS WHEREOF, the Borrower has caused this instrument to be duly executed.

ZAP, a California corporation

By:

Name:

Title:

Master Financing Agreement

Exhibit B
FORM OF VEHICLE PURCHASE NOTE

$___	Chicago, Illinois
[Date]
     FOR VALUE RECEIVED, ZAP, a California corporation (the “Borrower”), hereby promises to pay to Surge Capital II, LLC, a Delaware limited liability company, or its assigns (the “Lender”), to the account set forth below, the principal sum of                                          AND 00/100 DOLLARS (the “Principal”) on the Maturity Date (as defined below).
     This Vehicle Purchase Note is one of the Vehicle Purchase Notes referred to in that certain Master Financing Agreement dated as of September 12, 2005 (as amended, restated, supplemented or otherwise modified from time to time, herein called the “Financing Agreement”) among the Borrower, the Lenders party thereto from time to time, and Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent and the Initial Lender, to which Financing Agreement and all agreements supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Borrower and the Lender and of the terms upon which this Vehicle Purchase Note is delivered. This Vehicle Purchase Note is subject to the terms of the Financing Agreement, and to the extent there is a conflict between the terms of the Financing Agreement and this Vehicle Purchase Note, the terms of the Financing Agreement shall govern. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Financing Agreement.
     The unpaid Principal, and all interest accrued hereon, shall be due and payable on                     [insert the date that is one hundred twenty (120) days following the Funding Date of such Vehicle Purchase Loan] (the “Maturity Date”), except that this Vehicle Purchase Note shall be subject to mandatory prepayment to the extent provided in the Financing Agreement.
     This Vehicle Purchase Note is secured by and the Lender hereof is entitled to the benefits provided under the Loan Documents. This Vehicle Purchase Note is subject to voluntary prepayment prior to the Maturity Date, in whole or in part, at any time, without premium or penalty.
     The Borrower promises to pay interest from the date hereof on the unpaid Principal and, from and after (and during the continuance of) an Event of Default, on the unpaid interest accrued hereon at the rates, and in the manner, set forth in Section 2.8 of the Financing Agreement until the aggregate unpaid Principal, and all interest accrued hereon, shall have been paid in full. In the event that the due date of any of the Obligations evidenced hereby is not a Business Day, the amounts otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such due date.

     If an Event of Default shall occur and be continuing, the unpaid principal balance of and accrued interest on this Vehicle Purchase Note may become or be declared to be due and payable in the manner and with the effect provided in the Financing Agreement.
     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Vehicle Purchase Note.
     This Vehicle Purchase Note may be transferred only in accordance with the Financing Agreement, including, without limitation, Section 8.14 of the Financing Agreement. The transfer of this Vehicle Purchase Note is registrable in the register maintained by the Administrative Agent, upon surrender of this Vehicle Purchase Note for registration of transfer in accordance with Article 8 of the Financing Agreement. Prior to due presentment of this Vehicle Purchase Note for registration of transfer, the Borrower and Administrative Agent may treat the Person in whose name this Vehicle Purchase Note is registered in such register as the owner hereof for all purposes, whether or not this Vehicle Purchase Note be overdue, and neither the Borrower nor the Administrative Agent shall be affected by notice to the contrary. This Vehicle Purchase Note is a registered instrument. A manually signed copy of this Vehicle Purchase Note shall be evidence of the Lender’s rights and is not a bearer instrument.
     THIS VEHICLE PURCHASE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS. THE VENUE, JURISDICTION AND JURY TRIAL WAIVER PROVISIONS SET FORTH IN THE FINANCING AGREEMENT ARE APPLICABLE TO THE VEHICLE PURCHASE NOTE AS IF FULLY SET FORTH HEREIN.
     Payment of the Principal and all interest accrued on this Vehicle Purchase Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of the Principal and all interest accrued on this Vehicle Purchase Note due on the Maturity Date will be made in immediately available funds on the Maturity Date (whether or not this Vehicle Purchase Note has been presented), with such funds transferred by wire to the following account:
Master Financing Agreement

; or such other account or place as the Administrative Agent shall direct the Borrower in writing.
[ Remainder of this Page Intentionally Left Blank; Signature Page Follows ]
Master Financing Agreement

     IN WITNESS WHEREOF, the Borrower has caused this instrument to be duly executed.

ZAP, a California corporation

By:

Name:

Title:

Master Financing Agreement

Exhibit C
FORM OF ANCILLARY VEHICLE NOTE

$___	Chicago, Illinois [Date]
     FOR VALUE RECEIVED, ZAP, a California corporation (the “Borrower”), hereby promises to pay to Surge Capital II, LLC, a Delaware limited liability company, or its assigns (the “Lender”), to the account set forth below, the principal sum of                                          AND 00/100 DOLLARS (the “Principal”) on the Maturity Date (as defined below).
     This Ancillary Vehicle Note is one of the Ancillary Vehicle Notes referred to in that certain Master Financing Agreement dated as of September 12, 2005 (as amended, restated, supplemented or otherwise modified from time to time, herein called the “Financing Agreement”) among the Borrower, the Lenders party thereto from time to time, and Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent and the Initial Lender, to which Financing Agreement and all agreements supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Borrower and the Lender and of the terms upon which this Ancillary Vehicle Note is delivered. This Ancillary Vehicle Note is subject to the terms of the Financing Agreement, and to the extent there is a conflict between the terms of the Financing Agreement and this Ancillary Vehicle Note, the terms of the Financing Agreement shall govern. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Financing Agreement.
     The unpaid Principal, and all unpaid interest accrued hereon, shall be due and payable on                     ,___[insert the date that is 120 days following the Funding Date of the Ancillary Vehicle Loan relating to this Ancillary Vehicle Note] (the “Maturity Date”), except that this Ancillary Vehicle Note shall be subject to mandatory prepayment to the extent provided in the Financing Agreement.
     This Ancillary Vehicle Note is secured by and the Lender hereof is entitled to the benefits provided under the Loan Documents. This Ancillary Vehicle Note is subject to prepayment prior to the Maturity Date, in whole or in part, at any time, without premium or penalty.
     The Borrower promises to pay interest from the date hereof on the unpaid Principal and, from and after (and during the continuance of) an Event of Default, on the unpaid interest accrued hereon at the rates, and in the manner, set forth in Section 2.8 of the Financing Agreement until the aggregate unpaid Principal, and all interest accrued hereon, shall have been paid in full. In the event that the due date of any of the Obligations evidenced hereby is not a Business Day, the amounts otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such due date.
Master Financing Agreement

     If an Event of Default shall occur and be continuing, the unpaid principal balance of and accrued interest on this Ancillary Vehicle Note may become or be declared to be due and payable in the manner and with the effect provided in the Financing Agreement.
     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Ancillary Vehicle Note.
     This Ancillary Vehicle Note may be transferred only in accordance with the Financing Agreement, including, without limitation, Section 8.14 of the Financing Agreement. The transfer of this Ancillary Vehicle Note is registrable in the register maintained by the Administrative Agent, upon surrender of this Ancillary Vehicle Note for registration of transfer in accordance with Article 8 of the Financing Agreement. Prior to due presentment of this Ancillary Vehicle Note for registration of transfer, the Borrower and Administrative Agent may treat the Person in whose name this Ancillary Vehicle Note is registered in such register as the owner hereof for all purposes, whether or not this Ancillary Vehicle Note be overdue, and neither the Borrower nor the Administrative Agent shall be affected by notice to the contrary. This Ancillary Vehicle Note is a registered instrument. A manually signed copy of this Ancillary Vehicle Note shall be evidence of the Lender’s rights and is not a bearer instrument.
     THIS ANCILLARY VEHICLE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS. THE VENUE, JURISDICTION AND JURY TRIAL WAIVER PROVISIONS SET FORTH IN THE FINANCING AGREEMENT ARE APPLICABLE TO THE ANCILLARY VEHICLE NOTE AS IF FULLY SET FORTH HEREIN.
     Payment of the Principal and all interest accrued on this Ancillary Vehicle Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of the Principal and all interest accrued on this Ancillary Vehicle Note due on the Maturity Date will be made in immediately available funds on the Maturity Date (whether or not this Ancillary Vehicle Note has been presented), with such funds transferred by wire to the following account:

; or such other account or place as the Administrative Agent shall direct the Borrower in writing.
[ Remainder of this Page Intentionally Left Blank; Signature Page Follows ]
Master Financing Agreement

     IN WITNESS WHEREOF, the Borrower has caused this instrument to be duly executed.

ZAP, a California corporation

By:

Name:

Title:

Master Financing Agreement

Exhibit D
FORM OF CONVERSION NOTE

$___	Chicago, Illinois
[Date]
     FOR VALUE RECEIVED, ZAP, a California corporation (the “Borrower”), hereby promises to pay to Surge Capital II, LLC, a Delaware limited liability company, or its assigns (the “Lender”), to the account set forth below, the principal sum of                                          AND 00/100 DOLLARS (the “Principal”) on the Maturity Date (as defined below).
     This Conversion Note is one of the Conversion Notes referred to in that certain Master Financing Agreement dated as of September 12, 2005 (as amended, restated, supplemented or otherwise modified from time to time, herein called the “Financing Agreement”) among the Borrower, the Lenders party thereto from time to time, and Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent and the Initial Lender, to which Financing Agreement and all agreements supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Borrower and the Lender and of the terms upon which this Conversion Note is delivered. This Conversion Note is subject to the terms of the Financing Agreement, and to the extent there is a conflict between the terms of the Financing Agreement and this Conversion Note, the terms of the Financing Agreement shall govern. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Financing Agreement.
     The unpaid Principal, and all unpaid interest accrued hereon, shall be due and payable on                     ,___[insert the date that is 120 days following the Funding Date of the LC Loan that is being converted into this Conversion Note] (the “Maturity Date”), except that this Conversion Note shall be subject to mandatory prepayment to the extent provided in the Financing Agreement.
     This Conversion Note is secured by and the Lender hereof is entitled to the benefits provided under the Loan Documents. This Conversion Note is subject to voluntary prepayment prior to the Maturity Date, in whole or in part, at any time, without premium or penalty.
     The Borrower promises to pay interest from the date hereof on the unpaid Principal and, from and after (and during the continuance of) an Event of Default, on the unpaid interest accrued hereon at the rates, and in the manner, set forth in Section 2.8 of the Financing Agreement until the aggregate unpaid Principal, and all interest accrued hereon, shall have been paid in full. In the event that the due date of any of the Obligations evidenced hereby is not a Business Day, the amounts otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such due date.
     If an Event of Default shall occur and be continuing, the unpaid principal balance of and accrued interest on this Conversion Note may become or be declared to be due and payable in the manner and with the effect provided in the Financing Agreement.

     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Conversion Note.
     This Conversion Note may be transferred only in accordance with the Financing Agreement, including, without limitation, Section 8.14 of the Financing Agreement. The transfer of this Conversion Note is registrable in the register maintained by the Administrative Agent, upon surrender of this Conversion Note for registration of transfer in accordance with Article 8 of the Financing Agreement. Prior to due presentment of this Conversion Note for registration of transfer, the Borrower and Administrative Agent may treat the Person in whose name this Conversion Note is registered in such register as the owner hereof for all purposes, whether or not this Conversion Note be overdue, and neither the Borrower nor the Administrative Agent shall be affected by notice to the contrary. This Conversion Note is a registered instrument. A manually signed copy of this Conversion Note shall be evidence of the Lender’s rights and is not a bearer instrument.
     THIS CONVERSION NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS. THE VENUE, JURISDICTION AND JURY TRIAL WAIVER PROVISIONS SET FORTH IN THE FINANCING AGREEMENT ARE APPLICABLE TO THE CONVERSION NOTE AS IF FULLY SET FORTH HEREIN.
     Payment of the Principal and all accrued interest on this Conversion Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of the Principal and all accrued interest on this Conversion Note due on the Maturity Date will be made in immediately available funds on the Maturity Date (whether or not this Conversion Note has been presented), with such funds transferred by wire to the following account:

; or such other account or place as the Administrative Agent shall direct the Borrower in writing.
[ Remainder of this Page Intentionally Left Blank; Signature Page Follows ]

     IN WITNESS WHEREOF, the Borrower has caused this instrument to be duly executed.

ZAP, a California corporation

By:

Name:

Title:

Exhibit E
FORM OF A/R NOTE

$___	Chicago, Illinois
[Date]
     FOR VALUE RECEIVED, ZAP, a California corporation (the “Borrower”), hereby promises to pay to Surge Capital II, LLC, a Delaware limited liability company, or its assigns (the “Lender”), to the account set forth below, the principal sum of                                          AND 00/100 DOLLARS (the “Principal”) on                     ,200___[insert the date that is 30 days from the execution of this Note] (the “Maturity Date”).
     This A/R Note is one of the A/R Notes referred to in that certain Master Financing Agreement dated as of September 12, 2005 (herein called the “Financing Agreement”) among the Borrower, the Lenders party thereto from time to time, and Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent and the Initial Lender, to which Financing Agreement and all agreements supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Borrower and the Lender and of the terms upon which this A/R Note is delivered. This A/R Note is subject to the terms of the Financing Agreement, and to the extent there is a conflict between the terms of the Financing Agreement and this A/R Note, the terms of the Financing Agreement shall govern. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Financing Agreement.
     The unpaid Principal, and all unpaid interest accrued hereon, shall be due and payable on the Maturity Date.
     This A/R Note is secured by and the Lender hereof is entitled to the benefits provided under the Loan Documents. This A/R Note is subject to voluntary prepayment prior to the Maturity Date, in whole or in part, at any time, without premium or penalty.
     The Borrower promises to pay interest from the date hereof on the unpaid Principal and, from and after (and during the continuance of) an Event of Default, on the unpaid interest accrued hereon at the rates, and in the manner, set forth in Section 2.8 of the Financing Agreement until the aggregate unpaid Principal, and all interest accrued hereon, shall have been paid in full. In the event that the due date of any of the Obligations evidenced hereby is not a Business Day, the amounts otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such due date.
     If an Event of Default shall occur and be continuing, the unpaid principal balance of and accrued interest on this A/R Note may become or be declared to be due and payable in the manner and with the effect provided in the Financing Agreement.

     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this A/R Note.
     This A/R Note may be transferred only in accordance with the Financing Agreement, including, without limitation, Section 8.14 of the Financing Agreement. The transfer of this A/R Note is registrable in the register maintained by the Administrative Agent, upon surrender of this A/R Note for registration of transfer in accordance with Article 8 of the Financing Agreement. Prior to due presentment of this A/R Note for registration of transfer, the Borrower and Administrative Agent may treat the Person in whose name this A/R Note is registered in such register as the owner hereof for all purposes, whether or not this A/R Note be overdue, and neither the Borrower nor the Administrative Agent shall be affected by notice to the contrary. This A/R Note is a registered instrument. A manually signed copy of this A/R Note shall be evidence of the Lender’s rights and is not a bearer instrument.
     THIS A/R NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS. THE VENUE, JURISDICTION AND JURY TRIAL WAIVER PROVISIONS SET FORTH IN THE FINANCING AGREEMENT ARE APPLICABLE TO THE A/R NOTE AS IF FULLY SET FORTH HEREIN.
     Payment of the Principal and all interest accrued on this A/R Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of the Principal and all interest accrued on this A/R Note due on the Maturity Date will be made in immediately available funds on the Maturity Date (whether or not this A/R Note has been presented), with such funds transferred by wire to the following account:

; or such other account or place as the Administrative Agent shall direct the Borrower in writing.
[ Remainder of this Page Intentionally Left Blank; Signature Page Follows ]

     IN WITNESS WHEREOF, the Borrower has caused this instrument to be duly executed.

ZAP, a California corporation

By:

Name:

Title:

Exhibit F
Form of Credit Request
[DATE]
Surge Capital II, LLC, as Administrative Agent
1033 Skokie, Boulevard, Suite 620
Northbrook, Illinois, 60062
     The undersigned is the Borrower under that certain Master Financing Agreement, dated as of September 12, 2005 (as the same may be amended, modified or supplemented from time to time, herein called the “Agreement;” capitalized terms not otherwise defined herein being used as therein defined), among ZAP, a California corporation (the “Borrower”), the Lenders that are parties thereto from time to time, and Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent.
     The Borrower hereby requests the issuance of a Letter of Credit in the original Stated Amount of $                                        which Letter of Credit shall have an Expiry Date of ___ days1 following the date of issuance of the Letter of Credit. Such Letter of Credit shall contain the following:
[specify and provide particulars].
     The Borrower hereby reaffirms all representations and warranties made by the Borrower in the Agreement and certifies as follows:
(1)	That such representations and warranties are true and correct on and as of the date hereof and will be true and correct on and as of the proposed Funding Date with respect to such Letter of Credit, both before and after giving effect to the issuance of such Letter of Credit.

(2)	That no Default or Event of Default has occurred and is continuing, nor would any Default or Event of Default result from the issuance of such Letter of Credit or the application of the proceeds therefrom.

(3)	That the proceeds of the Letter of Credit shall be used for the sole purpose of making payment to the Vendor identified in Exhibit 2 for Eligible Inventory identified in the purchase order in Exhibit 2 and that such Eligible Inventory identified in the purchase order in Exhibit 2 is being acquired for Borrower’s (or one of Borrower’s Subsidiaries that is a party to a Subsidiary Security Agreement) inventory and for resale to the Customer(s) identified in Paragraph 5 below.

(4)	The proposed Funding Date of the Letter of Credit is .

1 The date to be inserted may not exceed forty-five (45) days beyond the issuance date of the Letter of Credit.

(5)	Attached as Exhibit 1 is a complete copy (including all attachments and schedules) of the Customer Purchase Order(s) of the following Customer(s) in the aggregate amount of $ , which Customer Purchase Order(s) provide for the purchase by such Customer(s) from the Borrower (or such Subsidiary) of the Eligible Inventory being acquired by Borrower (or such Subsidiary) with the proceeds of such Letter of Credit.

[Customer Name]

[Address ]

[Telephone Number]

[Contact Person]

; and Borrower hereby acknowledges and agrees that Borrower has granted a security interest in such Customer Purchase Order(s) and the accounts receivable, if any, arising thereunder to Administrative Agent, on behalf of the Lenders, to secure Borrower’s performance of the Obligations.

(6)	Attached as Exhibit 2 is a complete copy (including all attachments and schedules) of the purchase order(s) between the Borrower (or a Subsidiary thereof that is a party to a Subsidiary Security Agreement) and the Vendor whose name is set forth below in this paragraph (6), in the aggregate amount of $___, which Exhibit 2 further sets forth in sufficient detail a description of all Eligible Inventory being purchased by Borrower (or such Subsidiary) from such Vendor with the proceeds of such Letter of Credit:

[Vendor Name]

[Address]

[Telephone Number]

[Contact Person]

; such purchase order(s) will be paid, directly or indirectly, with the proceeds of such Letter of Credit, and Borrower hereby acknowledges and agrees that Borrower (or such Subsidiary) has granted a security interest in such purchase order(s) and the Eligible Inventory purchased thereunder to Administrative Agent, on behalf of the Lenders, to secure Borrower’s performance of the Obligations.

(7)	Attached as Exhibit 3 is the Ancillary Vehicle Budget relating to the Eligible Inventory being purchased with the proceeds of such Letter of Credit.

(8)	Attached as Exhibit 4 is a worksheet listing the following information with respect to the Eligible Inventory as to which this Credit Request relates:
(a)	Price per unit of purchased Eligible Inventory;

(b)	Delivery date and other delivery information of purchased Eligible Inventory from Vendor to Borrower (or such Subsidiary) and from Borrower (or such Subsidiary) to Customer(s);

(c)	Inspection Certificate (from third party inspection company acceptable to the Administrative Agent);

(d)	Clean onboard ocean bill of lading by the applicable freight carrier for delivery of the purchased Eligible Inventory to the United States;

(e)	Packing List:

(f)	Manufacturer’s Statement of Origin; and

(g)	Terms of liability for shipping cost, insurance, risk of loss, etc...
(9)	The Borrower reaffirms that neither the Vendor nor Customer named herein is a Related Party of the Borrower or any Subsidiary thereof.

(10)	The Borrower confirms that the Aggregate Inventory Debt in respect of the Eligible Inventory being financed with the proceeds of such Letter of Credit does not exceed eighty-five percent (85%) of the amount of the Customer Purchase Order in respect of such Eligible Inventory, unless the Borrower has deposited into the Cash Collateral Account funds in an amount equal to the excess of the Aggregate Inventory Debt over eight-five percent (85%) of the amount of such Customer Purchase Order.

(11)	The Inventory being purchased constitutes Eligible Inventory.
     Delivery of an executed counterpart of this Credit Request by telecopier or email shall be effective as delivery of an original executed counterpart of this Credit Request.
Sincerely,

ZAP, a California corporation

By:

Name:

Title:

Exhibit G
Form of Vehicle Purchase Loan Request
[DATE]
Surge Capital II, LLC, a Delaware limited liability company
1033 Skokie, Boulevard, Suite 620
Northbrook, Illinois, 60062
     The undersigned is the Borrower under that certain Master Financing Agreement, dated as of September 12, 2005 (as the same may be amended, modified or supplemented from time to time, herein called the “Agreement” capitalized terms not otherwise defined herein being used as therein defined) among ZAP, a California corporation (the “Borrower”), the Lenders party thereto from time to time, and Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent.
     The Borrower hereby requests a Vehicle Purchase Loan in the original principal amount of $                                        .
     The Borrower hereby reaffirms all representations and warranties in the Agreement and certifies as follows:
(1)	That such representations and warranties are true and correct on and as of the date hereof and will be true and correct on and as of the proposed Funding Date with respect to such Vehicle Purchase Loan, both before and after giving effect to such Vehicle Purchase Loan.

(2)	That no Default or Event of Default has occurred and is continuing, nor would any Default or Event of Default result from the borrowing of such Vehicle Purchase Loan or the application of the proceeds therefrom.

(3)	That the proceeds of the Vehicle Purchase Loan shall be used for the sole purpose of making payment to the Vendor identified in Exhibit 2 for Eligible Inventory identified in the purchase order in Exhibit 2 and that such Eligible Inventory is acquired for Borrower’s (or one of Borrower’s Subsidiaries that is a party to a Subsidiary Security Agreement) inventory and for resale to the Customer(s) identified in paragraph 5 below.

(4)	The proposed Funding Date of the Vehicle Purchase Loan is ________.

(5)	Attached as Exhibit 1 is a complete copy (including all attachments and schedules) of the Customer Purchase Order(s) of the following Customer(s) in the aggregate amount of $___which Customer Purchase Order(s) provide for the purchase by such Customer(s) from the Borrower (or such

Subsidiary) of the Eligible Inventory being acquired by Borrower (or such Subsidiary) with the proceeds of such Vehicle Purchase Loan:

[Customer Name]

[Address]

[Telephone Number]

[Contact Person]

; and Borrower hereby acknowledges and agrees that Borrower (or such Subsidiary) has granted a security interest in such Customer Purchase Order(s) and the accounts receivable, if any, arising thereunder to Administrative Agent, on behalf of the Lenders, to secure Borrower’s performance of the Obligations.

(6)	Attached as Exhibit 2 is a complete copy (including all attachments and schedules) of the purchase order(s) between the Borrower (or such Subsidiary) and the Vendor whose name is set forth below in this paragraph (6), in the aggregate amount of $___, which Exhibit 2 further sets forth in sufficient detail a description of all Eligible Inventory being purchased by Borrower (or such Subsidiary) from such Vendor with the proceeds of such Vehicle Purchase Loan:

[Vendor Name]

[Address]

[Telephone Number]

[Contact Person]

; such purchase order(s) will be paid, directly or indirectly, with the proceeds of such Vehicle Purchase Loan, and Borrower hereby acknowledges and agrees that Borrower (or such Subsidiary) has granted a security interest in such purchase order(s) and the Eligible Inventory purchased thereunder to Administrative Agent, on behalf of the Lenders, to secure Borrower’s performance of the Obligations.

(7)	Attached as Exhibit 3 is the Ancillary Vehicle Budget relating to the Eligible Inventory being purchased with the proceeds of such Vehicle Purchase Loan.

(8)	Attached as Exhibit 4 is a worksheet listing the following information with respect to the Eligible Inventory as to which this Vehicle Purchase Loan Request relates:
(a)	Price per unit of purchased Eligible Inventory;

(b)	Delivery date and other delivery information of purchased Eligible Inventory from Vendor to Borrower (or such Subsidiary) and from Borrower (or such Subsidiary) to Customer(s);

(c)	Inspection Certificate (from third party inspection company acceptable to the Administrative Agent);

(d)	Clean onboard ocean bill of lading by the applicable freight carrier for delivery of the purchased Eligible Inventory to the United States;

(e)	Packing list;

(f)	Manufacturer’s Statement of Origin; and

(g)	Terms of liability for shipping cost, insurance, risk of loss, etc...
(9)	The Borrower reaffirms that neither the Vendor nor the Customer(s) named herein is a Related Party of the Borrower or any Subsidiary thereof.

(10)	The Borrower confirms that the Aggregate Inventory Debt in respect of the Eligible Inventory being financed with the proceeds of such Vehicle Purchase Loan does not exceed eighty-five percent (85%) of the amount of the Customer Purchase Order(s) in respect of such Eligible Inventory, unless the Borrower has deposited into the Cash Collateral Account funds in an amount equal to the excess of the Aggregate Inventory Debt over eighty-five percent (85%) of the amount of such Customer Purchase Order(s).

(11)	The Inventory being purchased constitutes Eligible Inventory.
     Delivery of an executed counterpart of this Vehicle Purchase Loan Request by telecopier or email shall be effective as delivery of an original executed counterpart of this Vehicle Purchase Loan Request.
Sincerely,

ZAP, a California corporation

By:

Name:

Title:

Exhibit H
Form of Ancillary Vehicle Loan Request
[DATE]
Surge Capital II, LLC, a Delaware limited liability company
1033 Skokie, Boulevard, Suite 620
Northbrook, Illinois, 60062
     The undersigned is the Borrower under that certain Master Financing Agreement, dated as of September 12, 2005 (as the same may be amended, modified or supplemented from time to time, herein called the “Agreement”; capitalized terms not otherwise defined herein being used as therein defined) among ZAP, a California corporation (the “Borrower”), the Lenders that are parties thereto from time to time, and Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent.
     The Borrower hereby requests an Ancillary Vehicle Loan in the original principal amount of $                                        .
     The Borrower hereby reaffirms all representations and warranties in the Agreement and certifies as follows:
(1)	That such representations and warranties are true and correct on and as of the date hereof and will be true and correct on and as of the proposed Funding Date with respect to such Ancillary Vehicle Loan, both before and after giving effect to such Ancillary Vehicle Loan.

(2)	That no Default or Event of Default has occurred and is continuing, nor would any Default or Event of Default result form the borrowing of such Ancillary Vehicle Loan or the application of the proceeds therefrom.

(3)	That the Ancillary Vehicle Loan shall be for the sole purpose of making payment on an invoice for services provided by the recipient of the proceeds of the Ancillary Vehicle Loan. The Vehicle Shipping & Conversion Costs set forth on such invoice are attributable to Vehicles financed pursuant to a Letter of Credit issued, or Vehicle Purchase Loan made, pursuant to the Agreement.

(4)	The proposed Funding Date of the Ancillary Vehicle Loan is ________.

(5)	Attached as Exhibit 1 is a complete copy (including all attachments and schedules) of the Commercial Invoice of the following [shipping company] [Approved Converter] [other party being paid with proceeds of the Ancillary Vehicle Loan] in the aggregate amount of $___:

H-1

[Name]

[Address]

[Telephone Number]

[Contact Person]

[Description of the services provided by the recipient of the proceeds of the Ancillary Vehicle Loan]

(6)	Attached as Exhibit 2 is the Ancillary Vehicle Budget relating to the Eligible Inventory as to which the services paid (or to be paid) with the proceeds of such Ancillary Vehicle Loan have been (or shall be) performed.

(7)	Attached as Exhibit 3 is a written direction from the Borrower to pay directly to the service provider of such services the proceeds of the Ancillary Vehicle Loan.

(8)	The Borrower reaffirms that the recipient of the proceeds of the Ancillary Vehicle Loan is not a Related Party of the Borrower or any Subsidiary thereof;
     Delivery of an executed counterpart of this Ancillary Vehicle Loan Request by telecopier or email shall be effective as delivery of an original executed counterpart of this Ancillary Vehicle Loan Request.
Sincerely,

ZAP, a California corporation

By:

Name:

Title:

H-2

Exhibit I
Form of Conversion Request
[DATE]
Surge Capital II, LLC, a Delaware limited liability company
1033 Skokie, Boulevard, Suite 620
Northbrook, Illinois, 60062
     The undersigned is the Borrower under that certain Master Financing Agreement, dated as of September 12, 2005 (as the same may be amended, modified or supplemented from time to time, herein called the “Agreement” capitalized terms not otherwise defined herein being used as therein defined) among ZAP, a California corporation (the “Borrower”), the Lenders that are parties thereto from time to time, and Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent.
     The Borrower hereby requests a Conversion Loan in the original principal amount of $                                        for the purpose of converting the LC Loan with respect to the Letter of Credit identified below and LC Interest accrued thereon to the principal amount of the Conversion Loan hereby requested.
[Identify in sufficient detail the applicable Letter of Credit]
     The Borrower hereby reaffirms all representations and warranties in the Agreement and certifies as follows:
(1)	That such representations and warranties are true and correct on and as of the date hereof and will be true and correct on and as of the proposed Funding Date with respect to such Conversion Loan, both before and after giving effect to such Conversion Loan.

(2)	That no Default or Event of Default has occurred and is continuing, nor would any Default or Event of Default result from the borrowing of such Conversion Loan or the application of the proceeds therefrom.

(3)	The proposed Funding Date of the Conversion Loan is .

(4)	Attached as Exhibit 1 is:
[Administrative Agent to specify documents to attach, if any]
     Delivery of an executed counterpart of this Conversion Loan Request by telecopier or email shall be effective as delivery of an original executed counterpart of this Conversion Loan Request.
Sincerely,

I-1

ZAP, a California corporation

By:

Name:

Title:

I-2

Exhibit J
Form of A/R Loan Request
[DATE]
Surge Capital II, LLC, a Delaware limited liability company
1033 Skokie, Boulevard, Suite 620
Northbrook, Illinois, 60062
     The undersigned is the Borrower under that certain Master Financing Agreement, dated September 12, 2005 (as the same may be amended, modified or supplemented from time to time, herein called the “Agreement” capitalized terms not otherwise defined herein being used as therein defined) among ZAP, a California corporation (the “Borrower”), the Lenders that are parties thereto from time to time, and Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent.
     Borrower hereby requests an A/R Loan in the original principal amount of $                                        .
     The Borrower hereby reaffirms all representations and warranties in the Agreement and certifies as follows:
(1)	That such representations and warranties are true and correct on and as of the date hereof and will be true and correct on and as of the proposed Funding Date, both before and after giving effect to such A/R Loan.

(2)	That no Default or Event of Default has occurred and is continuing, nor would any Default or Event of Default result form the borrowing of such A/R Loan or the application of the proceeds therefrom.

(3)	The proceeds of the A/R Loan are being used solely to finance the Eligible Accounts.

(4)	The proposed Funding Date of the A/R Loan is ________.

(5)	Attached as Exhibit 1 is a complete copy including all attachments and schedules) of the Customer Purchase Order(s) of the following customer in the aggregate amount of $___, which Customer Purchase Order(s) (together with the Borrower’s commercial invoice) evidences the account receivable being financed with the proceeds of the requested A/R Loan.

(6)	Attached as Exhibit 1 is a true and correct copy of the borrowing base report demonstrating (x) the calculation of Eligible Accounts and (y) the calculation of Available Borrowing Base as of the date of this A/R Loan Request.

(7)	Attached hereto as Exhibit 2 are (i) the original Manufacturers Statements of Origin or other similar documentation evidencing shipment of the Eligible

J-1

Inventory underlying the Eligible Accounts from Borrower (or one of its Subsidiaries a party to a Subsidiary Security Agreement) to the Customers and evidence of such Customers’ acceptance of the purchased Eligible Inventory; (ii) original evidence of the issuance of a prepaid credit insurance policy / letter of credit / unconditional obligation from the Customer’s floor plan lender that is approved in writing by the Administrative Agent, with respect the applicable Customer’s obligations under the applicable Customer Purchase Order(s) in favor of Administrative Agent.

(8)	Attached hereto as Exhibit 3 are copies of Borrower’s (or such Subsidiary’s) commercial invoice to its Customer(s) in respect of the Eligible Accounts financed hereunder.

(9)	The accounts to be financed with the proceeds of the requested A/R Loan are Eligible Accounts.
     Delivery of an executed counterpart of this A/R Loan Request by telecopier or email shall be effective as delivery of an original executed counterpart of this A/R Loan Request.
Sincerely,

ZAP, a California corporation

By:

Name:

Title:

J-2

Exhibit K
Requirements for Eligible Accounts
     An Eligible Account is an Account owing to the Borrower (or a wholly-owned Subsidiary thereof that is a party to a Subsidiary Security Agreement) which meets the following requirements:
     (a) it is genuine and in all respects what it purports to be;
     (b) it arises from the sale of Eligible Inventory by the Borrower (or such Subsidiary) and (i) such Eligible Inventory complies with such Account Debtor’s specifications (if any) and have been shipped to, or delivered to and accepted by, such Account Debtor, (ii) the Borrower has possession of, or has delivered to the Administrative Agent, at its request, shipping and delivery receipts evidencing such shipment, delivery and acceptance, and (iii) such Eligible Inventory have not been returned to the Borrower (or such Subsidiary);
     (c) it is evidenced by an invoice rendered to the Account Debtor with respect thereto which (i) is dated not earlier than the date of shipment or performance, (ii) has payment terms reasonably acceptable to the Administrative Agent, and (iii) requires Account Debtor to make payment either by wire transfer directly to the Depository Account or by mail to the Lockbox;
     (d) (i) it must not be unpaid on the date that is thirty (30) days after the date of the invoice evidencing such Account; or (ii) it must not be an Account owed by any Account Debtor which has not paid twenty-five percent (25%) or more of its Accounts within the time period specified in subclause (i) above;
     (e) it is not subject to any assignment, claim or Lien other than a first priority Lien in favor of the Administrative Agent, for the benefit of the Lenders and any Liens in favor of any Approved Converter that are contractually subordinated to the Lien in favor of the Administrative Agent;
     (f) the Administrative Agent has approved the Account Debtor in advance;
     (g) Administrative Agent has received written notice of the terms of such Account from Account Debtor not less than three (3) Business day’s prior to the date of Account Debtor’s acceptance of its purchase order giving rise to such Account and does not object to the transaction by written notice to Borrower within two (2) Business Days of receipt of such notice;
     (h) it is a valid, legally enforceable and unconditional obligation of the Account Debtor with respect thereto and is not subject to setoff, counterclaim, credit or allowance (except any credit or allowance which has been deducted in computing the net amount of the applicable invoice as shown in the original schedule furnished to the Administrative Agent identifying or including such Account) or adjustment by the Account Debtor with respect thereto, or to any claim by such Account Debtor denying liability thereunder in whole or in part, does not reflect a reasonable reserve for warranty claims or returns, and such Account Debtor has not refused to accept any of the Eligible Inventory which are the subject of such Account or offered or attempted to return any of such Eligible Inventory;
     (i) there are no proceedings or actions which are then threatened or pending against the Account Debtor with respect thereto or to which such Account Debtor is a party which might result in any material adverse change in such Account Debtor’s financial condition or in its ability to pay any Account in full when due;
     (j) it does not arise out of a contract or order which, by its terms, forbids, restricts or makes void or unenforceable the assignment by the Borrower (or such Subsidiary) to the Administrative Agent of such Account;
     (k) it does not arise from a “sale on approval,” “sale or return” or “consignment,” nor is it subject to any other repurchase or return agreement;
     (l) it is not an Account with respect to which possession and/or control of the Eligible Inventory giving rise thereto is held, maintained or retained by the Borrower, any Subsidiary or any Related Party (or by any Administrative Agent or custodian of the Borrower, any Subsidiary or Related Party) for the account of or subject to further and/or future direction from the Account Debtor with respect thereto;
     (m) it does not, in any way, violate or fail to meet any warranty, representation or covenant contained in the Loan Documents relating directly or indirectly to the Borrower’s (or such Subsidiary’s) Accounts;
     (n) it arises in the ordinary course of the Borrower’s (or such Subsidiary’s) business;
     (o) such Account is eligible for credit insurance coverage by an insurer reasonably acceptable to Administrative Agent and on terms and conditions reasonably acceptable to Administrative Agent;
     (p) if the Administrative Agent, in its reasonable business judgment, has established a credit limit for the Account Debtor with respect thereto, the aggregate dollar amount of Accounts due from such Account Debtor, including such Account, does not exceed such credit limit;
     (q) if it is evidenced by chattel paper or instruments, (i) the Administrative Agent shall have specifically agreed to include such Account as an Eligible Account, (ii) only payments then due and payable under such chattel paper or instrument shall be included as an Eligible Account and (iii) the originals of such chattel paper or instruments have been assigned and delivered to the Administrative Agent in a manner satisfactory to the Administrative Agent;
     (r) the Account Debtor does not have its principal place of business or executive office outside the United States;

     (s) the Account Debtor is not any unit of government, whether foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Administrative Agent that (i) the Administrative Agent, for the benefit of the Lenders, has a first priority Lien and (ii) such Accounts may be enforced by the Administrative Agent directly against such unit of government under all applicable laws);
     (t) the Account Debtor is not a Subsidiary, Affiliate, shareholder, director, officer or employee of the Borrower, either directly or indirectly;
     (u) such Account has not been restructured, extended, amended or modified; and
     (v) such Account does not constitute advertising, finance charges, service charges or sales or excise taxes.
An Account which is at any time an Eligible Account but which subsequently fails to meet any of the foregoing requirements shall forthwith cease to be an Eligible Account. Further, with respect to any Account, if the Administrative Agent at any time or times hereafter determines, in its reasonable business judgment, that the prospect of payment or performance by the Account Debtor with respect thereto is or will be impaired for any reason whatsoever, notwithstanding anything to the contrary contained above, such Account shall forthwith cease to be an Eligible Account. The amount of Eligible Accounts shall be the net United States dollar amount (as determined by the Administrative Agent after deduction of such reserves and allowances as the Administrative Agent, in its commercially reasonable credit judgment, deems proper and necessary).

Exhibit L
Form of Bill of Sale
     This BILL OF SALE is made as of [DATE OF LOAN] by [NAME AND ADDRESS OF MERCHANDISE VENDOR] (“Seller”).
     For $                                          [TOTAL PURCHASE PRICE FOR GOODS, MATCHING PRICE ON BORROWER PURCHASE ORDER], the receipt of which is hereby acknowledged, Seller does hereby sell, transfer, convey, assign and deliver to ZAP, a California corporation (“Buyer”), its successors and assigns, forever, free and clear of all mortgages, pledges, liens and security interests of any kind or nature (whether or not of record), good and merchantable right, title and interest of Seller in and to the following goods (the “Goods”):
[DESCRIPTION OF GOODS FROM PURCHASE ORDER]

     Seller acknowledges that Buyer has granted a security interest in the Goods to Surge Capital II, LLC, a Delaware limited liability company and in its capacity as Administrative Agent for certain lenders (“Secured Party”), and acknowledges that it holds possession of the goods for the benefit of Buyer and Secured Party pending shipment. Seller authorizes Buyer or Secured Party as bailor to file a precautionary financing statement describing the Goods if either so elects, and Seller will take all reasonable and necessary actions to cause Secured Party to have a security interest that is prior to any other existing or future security interest that may arise through Seller in the Goods or other goods previously sold to Buyer.
[ Remainder of Page Intentionally Left Blank; Signature Page Follows ]

L-1

     IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed by its duly authorized officer or representative.
[VENDOR]
By:
Its:

L-2

ANNEX A to Master Financing Agreement
Pay-Off Letters and Unauthorized Indebtedness
None

ANNEX B to Master Financing Agreement
UCC Termination Statements

SCHEDULE I to Master Financing Agreement
Commitments of the Lenders

Name of Lender	Commitment	Pro Rata Share
Surge Capital II, LLC	$425,000,000	100%
Total	$425,000,000	100%

SCHEDULE 4.4(a) to Master Financing Agreement
Affiliate Agreements
None

SCHEDULE 4.5(a) to Master Financing Agreement
Government Consents
     1. With respect to the Borrower and the Subsidiaries that are a party to the Subsidiary Security Agreement, the UCC-1 Financing Statements required to be filed to perfect the security interests granted pursuant to, in the case of the Borrower, the Security Agreement, and in the case of such Subsidiaries, the Subsidiary Security Agreement.

SCHEDULE 4.5(b) to Master Financing Agreement
Government Approvals
2005 EPA Approval
CARB (California Air Resources Board)
2006 DOT and EPA Approvals

SCHEDULE 4.6 to Master Financing Agreement
Litigation
A dormant complaint filed in 2002 against R.A.P. Group, Inc. and Steve Schneider (CEO of ZAP) individually was reactivated by the plaintiff, Jim Arnold Trucking. The Complaint alleges Breach of Contract, Promissory Estoppel and Fraud and seeks contract damages in the amount $71,000 plus monthly storage fees and punitive damages of $750,000. The Company has cross-claimed against Plaintiffs seeking compensatory damages, attorneys’ fees and equitable relief for breach of oral contract, common count for goods sold and delivered, conversion, liability of surety, violation of statute, and violation of Unfair Practices Act. On February 17, 2005, the court referred the matter to non-binding arbitration. The non-binding arbitration hearing was held on July 27, 2005, and the arbitrator found in favor of the Plaintiff. ZAP did not accept the results of the non-binding arbitration. ZAP intends to assert its defenses vigorously and to litigate its cross-complaint aggressively. Management believes that the ultimate resolution of this claim will not have a material adverse effect on our financial position or on results of operations.
On May 20, 2003, R.A.P. Group, Inc. was named as a defendant in a lawsuit filed in the Superior Court of California by Fireside Thrift Co. The plaintiff was seeking damages in the amount of $546,108 plus interest. This action was resolved without a material affect to the Company.
The Company, during the first quarter of 2002, became aware that the California Department of Motor Vehicles (DMV)-Investigations Division was conducting an inquiry into the activities of certain employees of the R.A.P. Group. If any adverse findings did result, the Auto Dealer’s License for R.A.P. Group, Inc. could be jeopardized, since R.A.P. Group, Inc., was then on probation with the California Department of Motor Vehicles for a period of two years ending June 12, 2004. The probationary action was primarily due to the R.A.P. Group Inc.’s untimely transfers of pink slips for sales of vehicles and lack of compliance with Motor Vehicle Pollution Control guidelines on certain automobile sales. As part of ZAP’s original business plan, management is considering converting, depending upon the sales volume, the dealership into a wholesale distributor for its electric cars. R.A.P. Group, Inc. has had no additional inquiries from the DMV since 2002. In 2004 R.A.P. Group, Inc.’s license was issued on a probationary basis, but in 2005 such license was issued on a non-probationary basis.
Pursuant to a default judgment taken by Air Resources Board without the knowledge of ZAP, R.A.P. Group, Inc., or any of its principals an injunction issued against Bug Motors, R.A.P. Group, Inc., Kenneth Scheiler and Steve Schneider, restraining them against directly or indirectly importing, delivering, purchasing or acquiring and/or receiving new motor vehicles or motor vehicle engines that have not been certified by the Air Resources Board for use, registration or resale in CA. Defendants were further required: (a) to transfer any remaining uncertified vehicles to recipients located outside of the US and to provide written disclosure to buyer containing language substantially similar to the following: “this vehicle may never be registered or resold for use in US”; and (b) to provide Air Resources Board with documentation of transfer of all uncertified vehicles outside the US within 90 days of the court order. R.A.P. Group, Inc. and Steven Schneider paid the sum of $37,500 to settle the action as evidenced by a Satisfaction of Judgment. A judgment lien was filed with the Secretary of State of the State of California, Sonoma County and Lake County prior to the payment. The liens have been released in each circumstance.
Leandra Dominguez v. R.A.P. Group, Inc. dba the Repo Outlet et. al., Case No. SCV-235641, complaint filed October 14, 2004, first amended complaint filed December 15, 2004. Plaintiff has sued The Repo Outlet for negligent misrepresentation, for a violation of the Business and Professions Code Section 17200, for breach of the implied warranty of merchantability under the Magnusson-Moss Act, and for violation of the federal Truth in Lending Act. On January 13, 2005, R.A.P. Group, Inc. agreed to defend and indemnify Credit West Corporation. At a hearing before the Sonoma County Superior Court on February 23, 2005, the court granted The Repo Outlet’s motion to compel arbitration. The matter was originally set for a case management conference on February 8, 2005, but that conference has now been continued to October 14, 2005, pending resolution of the motion to compel arbitration. The R.A.P. Group, Inc. filed a demand for arbitration with the American Arbitration Association (the “Association”) on April 7, 2005, and the parties have been working with the Association to move this matter forward.
Joanne Roberts v. States Recovery System, Inc., R.A.P. Group, Inc. dba The Repo Outlet et al., Case No. MCV-180575, cross-complaint filed December 17, 2004. After being sued by States Recovery System, Inc., Roberts filed a cross-complaint against The Repo Outlet for negligent misrepresentation, violation of the Business and Professions Code Section 17200, and violation of Civil Code Section 2981.9. Plaintiff also asserted other causes of actions against the other cross-defendants. An answer to the cross-complaint was filed on February 9, 2005. The matter is set for trial on March 23, 2006.
First Class Imports is a vehicle dealer that executed a licensing and distributorship agreement with Voltage Vehicles on May 22, 2004. Pursuant to the agreement, First Class Imports is allowed to use Voltage Vehicles’ trademarks and to distribute SMART-branded automobiles that it receives from Voltage Vehicles. Voltage Vehicles agreed to use its best efforts to provide First Class Imports with SMART-branded vehicles. First Class Imports has alleged that Voltage Vehicles breached the agreement by not delivering new SMART-branded vehicles to First Class Imports. First Class Imports has demanded a return of $100,000 licensing fees paid to the Voltage Vehicles under the agreement, plus interest. Voltage Vehicles has responded with a letter stating that no breach of contract has occurred and has initiated an arbitration proceeding in Northern California to obtain a declaration to that effect.

SCHEDULE 4.9 to Master Financing Agreement
Owned Real Property

501 4th Street, Santa Rosa, CA 95401	(building and land)
44720 Main Street, Mendocino, CA 95460	(building and land)

SCHEDULE 4.13 to Master Financing Agreement
Subsidiaries
R.A.P. Group, Inc., a California corporation
Voltage Vehicles, a Nevada corporation
ZAP Manufacturing, Inc., a Nevada corporation
ZAP Rental Outlet, a California corporation
ZAPWorld Stores, Inc., a California corporation
ZAPWorld Outlets, Inc., a California corporation

SCHEDULE 4.14 to Master Financing Agreement
Partnerships and Joint Ventures
Joint Venture Formation Agreement by and between ZAP, Ding Feng Enterprises Co. Ltd., a Jangxi, China Corporation, and Kent Hsin, an individual who is a principal of Ding Feng and a Resident of California, dated December 5, 2004, with respect to the formation of a to-be-formed entity to be known as ZAP (China) Co. Ltd. (“ZAP (China)”).

SCHEDULE 4.17 to Master Financing Agreement
Insurance
Insurance Policy Number 73GHN321765 from Pacific Gateway Insurance Company and ISU Insurance Services in re “Voltage Vehicles, Inc. – 3362 Fulton Road, Fulton, CA 95439” to provide Voltage Vehicles with Garage Liability ($1,000,000), Dealers Physical Damage Insurance ($700,000), and CSL $2,000,000 Aggregate. The annual premium is $25,473 and covers the property located at 3362 Fulton Road, Fulton, CA 95439. National Liability & Fire Insurance Company Agreement in re Insurance Policy Number 73GHN321765 for Voltage Vehicles, Inc. at 3362 Fulton Road, Fulton, CA to provide for Each Accident — Garage Operations $1,000,000 limit of insurance for Auto Only and $1,000,000 limit of insurance for Other than Auto Only and $2,000,000 Aggregate — Garage Operations for Other than Auto Only for the period from February 28, 2005 to February 28, 2006 for the premium of $25,473.
Amendment of Limits of Liability Agreement, amending an insurance agreement, between Zap Inc., ZAP Manufacturing, ZAPWorld Store, ZAPWorld Outlets, Inc. and ZAP Rental Outlet (the “Insureds”) and Evanston Insurance Company (“Insurer”) effective December 16, 2004 to provide greater liability amount coverage for 1) Bodily Injury and Property Damage Liability (a) Each Occurrence — $2,000,000 and (b) Damage to Premises – any one premise $100,000 and 2) Personal Injury and Advertising Injury Liability (a) Each Person or Organization — $2,000,000 and 3) Policy Aggregate — $2,000,000. Certificate of Insurance from ISU Insurance Services dated May, 28, 2005. The Insurer is Evanston Insurance Company providing general liability insurance for the Insured, Zap Inc. at 6784 and 6786 Sebastopol Avenue and 6793 C McKinley Street, Sebastopol, CA. Deduction amount is $5,500. The coverage is as follows: $2,000,000 for each occurrence; $100,000 for damage to rented premises (each occurrence); $2,000,000 for personal and adv injury; and $2,000,000 general aggregate. Sebastopol Co-Op, LLC & Pine Creek Properties are named as additional insured as landlord.

SCHEDULE 4.18 to Master Financing Agreement
Material Agreements
Distribution and Strategic Relationship Agreement between Smart Automobile, LLC (SA) and ZAP (the “Parties”) dated April 19, 2004, as amended, by the Conversion Agreement between the Parties, dated October 25, 2004.
Promissory Note in the Amount of $1,000,000 made by Smart Automobile, a California limited liability company, in favor of ZAP, dated January 6, 2005.
Promissory Note in the Amount of $2,000,000 made by ZAP in favor of Atocha Land LLC, a Virginia limited liability company, dated March 7, 2003.
Purchase Price True-Up Agreement between ZAP and Jinsei LLC, dated April 21, 2005 relating to ZAP’s purchase of 44720 Main Street, Mendocino, California.
Master Distribution Agreement between Apollo Energy Systems, Inc. (“Manufacturer”) and Voltage Vehicles (“Distributor”) dated August 6, 2004.
Letter Agreement between ZAP to Anuvu Inc. dated December 13, 2004. Agreement whereby ZAP agrees to buy 1 Fuel Cell System Conversion for the Smart Car with delivery on July 4, 2005 at $100,000; 100 3KW Fuel Cell System Engines with delivery on December 30, 2005 at $1,500,000; and 100 3KW Fuel Cell System Engines with delivery on December 30, 2006 at $9,000,000.
Purchase Agreement between ZAP and Lazarus Investment Partners LLP, dated February 16, 2005.
Purchase Agreement between ZAP and Platinum Partners Value Arbitrage Fund LP, dated December 20, 2004.
Form of Distribution Agreement between Zibo and ZAP dated October 5, 2004 wherby Zibo appoints ZAP as the exclusive distributor for the sale and distribution of portable energy products manufactured or assembled by Zibo or by others under arrangements with Zibo in North America.

SCHEDULE 4.20 to Master Financing Agreement
Capitalization
ZAP, a California Corporation
•	Authorized to issue 100,000,000 shares of common stock and 50,000,000 shares of preferred stock.

•	31,850,871 shares of common stock issued and outstanding; 7,500 shares of preferred stock issued and outstanding; 6,400,517 options issued and outstanding to purchase 6,400,517 shares of common stock; and 53,385,083 warrants issued and outstanding to purchase 53,385,083 shares of common stock.
R.A.P. Group, Inc., a California corporation
•	Authorized to issue 25,000 shares of common stock.

•	25,000 shares of common stock issued and outstanding.

•	The Borrower owns 100% of all outstanding shares of the common stock.
Voltage Vehicles, a Nevada corporation
•	Authorized to issue 25,000 shares of common stock.

•	25,000 shares of common stock issued and outstanding.

•	The Borrower owns 100% of all outstanding shares of the common stock.
ZAP Manufacturing, Inc., a Nevada corporation
•	Authorized to issue 75,000 shares of common stock.

•	75,000 shares of common stock issued and outstanding.

•	The Borrower owns 100% of all outstanding shares of the common stock.
ZAP Rental Outlet, a California corporation
•	Authorized to issue 100,000 shares of common stock.

•	100,000 shares of common stock issued and outstanding.

•	The Borrower owns 100% of all outstanding shares of the common stock.
ZAPWorld Stores, Inc., a California corporation [Charter and Bylaw Documents not provided to Lenders]
•	Authorized to issue shares of common stock.

•	shares of common stock issued and outstanding.

•	The Borrower owns 100% of all outstanding shares of the common stock.
ZAPWorld Outlets, Inc., a California corporation [Charter and Bylaw Documents not provided to Lenders]
•	Authorized to issue shares of common stock.

•	shares of common stock issued and outstanding.

•	The Borrower owns 100% of all outstanding shares of the common stock.

SCHEDULE 6.8(e) to Master Financing Agreement
Indebtedness
Promissory Note in the Amount of $2,000,000 between ZAP (“Maker”) and Atocha Land LLC (“Payee”) dated March 7, 2003.
Letter Agreement between R.A.P. Group, Inc. and Fidelity Capital (“Fidelity”), dated July 14, 2003, where Fidelity agrees to provide a 60 month capitalized lease for the capitalized cost of $35,500 for an ASM Generation II and InGround Turnkey. (Sterling has a purchase money security interest in ASM Generation II Systems W/Cooling Fan S/N 40270315837.)
Purchase Price True-Up Agreement between ZAP and Jinsei LLC dated April 21, 2005. The Agreement relates to ZAP’s purchase of 44720 Main Street, Mendocino, California from Seller. As Security for ZAP’s obligations under the Agreement, ZAP pledges and assigns to Jinsei, and grants to Jinsei a security interest in and lien on, all right, title and interest of ZAP in and to the Property. Such security interest will be recorded by a first priority deed of trust on the Property. ZAP will not sell, transfer or dispose of the Property or use the Property as collateral for any indebtedness or otherwise encumber the Property until Jinsei has received cash in the amount of the full Purchase Price of $1,045,000.

SCHEDULE 6.9 to Master Financing Agreement
Liens

Jurisdiction	Secured Party	Filing Number	Filing Date
CA	Atocha Land, LLC2	03-09360051	04/01/2003

Mendocino County	Jinsei LLC3

CA	Production Finance International, LLC4	03-16460600	06/12/2003

CA	Sterling National Bank5	03-22060234	08//04/2003

CA	Manheim Automotive Financial Services, Inc.6	0007461078	03/10/2000

CA Secretary of State, Sonoma County, and Lake County	California Secretary of State7in re case number BC236187	2005035955 — Sonoma County 2005009384 — Lake County 04-1005611605 — CA Sec. of State	3/18/2005 — Sonoma County 04/04/2005 — Lake County

CA Secretary of State and Sonoma County	Internal Revenue Service8	Sonoma County — Federal Tax Lien No. 2004180517	Sonoma County — 11/22/2004

California	Sonoma County Treasurer9	2005091656 — Tax Lien	06/28/2005

2	Lien on property that ZAP purchased from Atocha.

3	Lien on property that ZAP purchased from Jinsei.

4	Security interest in all inventory, accounts, accounts receivable, chattel paper, documents, instruments, contract rights, insurance proceeds, trademarks, tradenames and other general intangibles , and all proceeds thereof, now owned and hereafter acquired relating to all debts owed by ZAP to PFI. Katten filing UCC-3 on behalf of PFI. Awaiting release of lien.

5	Purchase money security interest in ASM Generations II Systems with cooling fan S/N 40270315837 relating to Letter Agreement between R.A.P. Group, Inc. (“R.A.P.”) and Fidelity Capital (“Fidelity”) dated July 14, 2003.

6	Lien on all vehicle inventory, equipment, fixtures, accounts, cash reserves, holdback reserves, manufacturer rebates and incentive payments, general intangibles and proceeds of the foregoing now owned or hereafter acquired. UCC-3 termination statement filed. Awaiting release of lien.

7	Lien against Bug Motors, RAP Group, Kenneth Scheiler and Steve Schneider. Restraint against defendants directly or indirectly importing, delivering, purchasing or acquiring and/or receiving new motor vehicles or motor vehicle engines that have not been certified by the Air Resources Board for use, registration or resale in CA. Payment of $37,500 made. Satisfaction of judgment filed with CA Secretary of State, Sonoma County and Lake County. Awaiting release of lien.

8	Lien against R.A.P. Group/Redwood Auto Plaza for approximately $15,581.00 for tax period ending 12/31/99 and 9/30/02. Received evidence of payment of $19,356.00. Waiting for release of liens.

9	Property lien for delinquency of 2004-2005 taxes of $1,688.31. Evidence stamped by Sonoma County of payment of $1,964.53 to Sonoma County. Awaiting evidence of release of lien which may take 6 to 8 weeks.

Execution Copy
BORROWER SECURITY AGREEMENT
          THIS BORROWER SECURITY AGREEMENT (this “Security Agreement”), dated and effective as of this September 12, 2005, is made by ZAP, a California corporation, with its chief executive office located at 501 Fourth Street, Santa Rosa, California (hereinafter called the “Debtor”), in favor of Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent, with an office at 1033 Skokie, Boulevard, Suite 620, Northbrook, Illinois, 60062 (“Secured Party”), for the benefit of the Lenders (as hereinafter defined).
WITNESSETH:
          WHEREAS, the Debtor has entered into that certain Master Financing Agreement of even date herewith (the same, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, being herein referred to as the “Financing Agreement”) among the Debtor, Secured Party and the Lenders from time to time parties thereto, providing for the Lenders to make available certain Loans and Credits to the Debtor on the terms and conditions set forth therein;
          WHEREAS, it is a condition precedent to the effectiveness of the Financing Agreement and the obligations of the Lenders to make their respective Loans and Credits under the Financing Agreement that the Debtor shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Lenders.
          NOW THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.	Definitions.
          As used herein, the following terms shall have the meanings set forth in this Section. Other terms defined herein shall have the meanings ascribed to them herein. All capitalized terms used herein not specifically defined herein shall have the meaning ascribed to them in the Financing Agreement, and the following terms which are defined in the Uniform Commercial Code from time to time in effect in the State of Illinois (the “UCC”) are used herein as so defined: Accessions, Accounts, As-Extracted Collateral, Chattel Paper, Commercial Tort Claims, Consumer Goods, Control, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Manufactured Homes, Payment Intangibles, Proceeds, Products, Securities Intermediary, Software, Standing Timber, Supporting Obligations and Tangible Chattel Paper.
          “Bankruptcy Code”: means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

          “Copyright Licenses”: means any agreement, whether written or oral, providing for the grant by or to a Person of any right under any Copyright.
          “Copyrights”: means all copyrights (other than copyrights of de minimus value) of the Borrower and its Subsidiaries in all works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof.
          “Debtor”: shall have the meaning ascribed to such term in the recitals hereto.
          “Default”: means any event which if it continued uncured would, with notice or lapse of time or both, constitute an Event of Default.
          “Event of Default”: shall have the meaning ascribed to such term in the Financing Agreement.
          “Financing Agreement”: shall have the meaning set forth in the Recitals hereto.
          “Material Adverse Effect”: means a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the ability of Debtor or any Guarantor to perform its obligations, when such obligations are required to be performed, under this Agreement or any of the Notes or any other Loan Document or (c) the validity or enforceability of this Agreement, any of the Notes or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder or the perfection or priority of any Lien in favor of the Administrative Agent.
          “Material Contract”: means (a) any partnership or joint venture agreement to which Debtor or any of its Subsidiaries is a party, (b) any contract, agreement, permit or license, written or oral, of any Credit Party or any of its Subsidiaries involving monetary liability of or to any such Person in an amount in excess of $50,000 per annum and (c) any other contract, agreement, permit or license, written or oral, of any Credit Party or any of its Subsidiaries as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.
          “Patent Licenses”: means all agreements, whether written or oral, providing for the grant by or to a Person of any right to manufacture, use or sell any invention covered by a Patent.
          “Patents”: means (i) all letters of patent of the United States or any other country, now existing or hereafter arising, and all improvement patents, reissues, reexaminations, patents of additions, renewals and extensions, and (ii) all applications for letters patent of the United States or any other country, now existing or hereafter arising, and all provisionals, divisions, continuations and continuations-in-part and substitutes thereof.

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“Permitted Liens”: means all Liens permitted under Section 6.9 of the Financing Agreement.

“Secured Obligations”: means “Obligations” as defined in the Financing Agreement.

“Trademark License”: means any agreement, whether written or oral, providing for the grant by or to a Person of any right to use any Trademark.

“Trademarks”: means (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, service marks, elements of package or trade dress of goods or services, logos and other source or business identifiers (other than such items that are of de minimus value), together with the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United states, any state thereof or any other country or any political subdivision thereof and (ii) all renewals thereof.
2.	Grant of Security Interest in the Collateral.
          To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, the Debtor hereby grants to the Administrative Agent, for the benefit of the Lenders, a continuing first priority security interest in and lien on, and a right to set off against, any and all right, title and interest of the Debtor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):
(i)	all Accounts;

(ii)	all cash;

(iii)	all Chattel Paper;

(iv)	Commercial Tort Claims set forth on Schedule VII (as such Schedule may be updated from time to time by the Debtor);

(v)	all Copyright Licenses;

(vi)	all Copyrights;

(vii)	all Deposit Accounts set forth on Schedule VI (as such Schedule may be updated from time to time by the Debtor);

(viii)	all Documents;

(ix)	all Equipment;

(x)	all Fixtures;

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(xi)	all General Intangibles;

(xii)	all Goods;

(xiii)	all Instruments;

(xiv)	all Inventory;

(xv)	all Investment Property;

(xvi)	all Letter-of-Credit Rights;

(xvii)	all Material Contracts and all such other agreements, contracts, leases, licenses, tax sharing agreements or hedging arrangements now or hereafter entered into by the Debtor, as such agreements may be amended or otherwise modified from time to time (collectively, the “Assigned Agreements”), including without limitation, (i) all rights of the Debtor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of the Debtor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of the Debtor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of the Debtor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

(xviii)	all Patent Licenses;

(xix)	all Patents;

(xx)	all Payment Intangibles;

(xxi)	all Trademark Licenses;

(xxii)	all Trademarks;

(xxiii)	all Software;

(xxiv)	all Supporting Obligations;

(xxv)	all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by the Debtor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

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(xxvi)	all other personal property of any kind or type whatsoever owned by the Debtor; and

(xxvii)	to the extent not otherwise included, all Accessions, Proceeds and Products of any and all of the foregoing.
The Debtor and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest created hereby in the Collateral constitutes a continuing collateral security interest for all of the Secured Obligations, whether now existing or hereafter arising.
3.	Provisions Relating to Accounts, Contracts and Agreements.
     (a) Anything herein to the contrary notwithstanding, the Debtor shall remain liable under each of its Accounts, contracts and agreements to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account or the terms of such contract or agreement. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto), contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any Lender of any payment relating to such Account, contract or agreement pursuant hereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any Account (or any agreement giving rise thereto), contract or agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
     (b) At any time and from time to time, the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Debtor shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications. Upon the Administrative Agent’s request and at the expense of the Debtor, the Debtor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. The Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts.
4.	Representations and Warranties.
          The Debtor hereby represents and warrants to the Administrative Agent, for the benefit of the Lenders, that so long as any of the Secured Obligations remain outstanding (other

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than contingent indemnity obligations) or any Loan Document is in effect, and until all of the Commitments shall have been terminated:
     (a) Chief Executive Office; Books & Records; Legal Name; State of Incorporation. As of the Closing Date, the Debtor’s chief executive office and chief place of business are (and for the prior four months has been) located at the locations set forth on Schedule I (as updated from time to time), and the Debtor keeps its books and records at such locations. The Debtor’s exact legal name is as shown in this Security Agreement and its state of incorporation is (and for the prior four months has been) the location set forth on Schedule I. The Debtor has not in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename not disclosed on Schedule II hereto (as updated from time to time).
     (b) Location of Tangible Collateral. The location of all tangible Collateral owned by the Debtor is as shown on Schedule I (as updated from time to time).
     (c) Ownership. The Debtor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.
     (d) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the Lenders, in the Collateral of the Debtor and, when properly perfected by filing or otherwise, shall constitute a valid first priority, perfected security interest in such Collateral, to the extent such security interest can be perfected by filing or otherwise under the UCC or by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office, free and clear of all Liens except for Permitted Liens.
     (e) Consents. Except for (i) the filing or recording of UCC financing statements, (ii) the filing of appropriate notices with the United States Patent and Trademark Office and the United States Copyright Office or (iii) obtaining Control to perfect the Liens created by this Security Agreement, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any shareholder, member or creditor of the Debtor), is required (i) for the grant by the Debtor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Security Agreement by the Debtor or (ii) for the perfection of such security interest or the exercise by the Administrative Agent of the rights and remedies provided for in this Security Agreement.
     (f) Types of Collateral. None of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes or Standing Timber.
     (g) Accounts. With respect to the Accounts of the Debtor: (i) the goods sold and/or services furnished giving rise to each Account are not subject to any security interest or Lien except the first priority, perfected security interest granted to the Administrative Agent herein and Permitted Liens; (ii) each Account and the papers and

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documents of the Debtor relating thereto are genuine and in all material respects what they purport to be; (iii) each Account arises out of a bona fide transaction for goods sold and delivered (or in the process of being delivered) by the Debtor or for services actually rendered by the Debtor, which transaction was conducted in the ordinary course of the Debtor’s business and was completed in accordance with the terms of any documents pertaining thereto; (iv) no Account of the Debtor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has been theretofore endorsed over and delivered to, or submitted to the Control of, the Administrative Agent; (v) the amount of each Account as shown on the Debtor’s books and records, and on all invoices and statements which may be delivered to the Administrative Agent with respect thereto, is due and payable to the Debtor and is not in any way contingent; (vi) no Account is evidenced by judgment, there are no set-offs, counterclaims or disputes existing or asserted with respect to any Account and the Debtor has not made any agreement with any account debtor for any deduction from any Account except for deductions made in the ordinary course of its business; (vii) there are no facts, events or occurrences which in any material respect impair the validity or enforcement of any Account or tend to materially reduce the amount payable thereunder as shown on the Debtor’s books and records and all invoices and statements delivered to the Administrative Agent with respect thereto; (viii) the right to receive payment under each Account is assignable except, where the account debtor with respect to such Account is the United States government or any State government or any agency, department or instrumentality thereof, to the extent the assignment of any such right to payment is prohibited or limited by applicable law, regulations, administrative guidelines or contract; and (ix) the goods sold and/or services furnished giving rise to each Account are not subject to any security interest or Lien except the security interest granted the Administrative Agent herein and except for Permitted Liens.
     (h) Inventory. No Inventory of the Debtor is held by a third party pursuant to consignment, sale or return, sale on approval or similar arrangement.
     (i) Intellectual Property.
(i)	Schedules III, IV and V includes all material registered and unregistered Copyrights, Patents and Trademarks owned by or licensed (pursuant to a written license) by or to the Debtor as of the date hereof.[1]

(ii)	Except as provided in Schedules III, IV and V, all material Intellectual Property of the Debtor is valid, subsisting, unexpired, enforceable and has not been abandoned, and the Debtor is legally entitled to use each of its tradenames.[2]

[1]	The scope and extent of the Intellectual Property to be included under this section is under discussion.

[2]	The scope and extent of the Intellectual Property to be included under this section is under discussion.

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(iii)	Except as set forth in Schedules III, IV and V, none of the Intellectual Property of the Debtor is the subject of any licensing or franchise agreement.

(iv)	No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Intellectual Property of the Debtor.

(v)	No action or proceeding is pending seeking to limit, cancel or question the validity of any Intellectual Property of the Debtor, or which, if adversely determined, would have a material adverse effect on the value of any such Intellectual Property.

(vi)	All applications pertaining to the material Intellectual Property of the Debtor have been duly and properly filed, and all registrations or letters pertaining to such Intellectual Property have been duly and properly filed and issued, and all of such Intellectual Property is valid and enforceable.[3]

(vii)	The Debtor has not made any assignment or agreement in conflict with the security interest of the Administrative Agent in the Intellectual Property of the Debtor hereunder.
     (j) Documents, Instruments and Chattel Paper. All Documents, Instruments and Chattel Paper describing, evidencing or constituting Collateral are, to the Debtor’s knowledge, complete, valid, and genuine.
     (k) Equipment. With respect to the Debtor’s Equipment: (i) the Debtor has good and marketable title thereto; (ii) all such Equipment is in normal operating condition and repair, ordinary wear and tear alone excepted, and is suitable for the uses to which it is customarily put in the conduct of the Debtor’s business; and (iii) no Equipment used in the conduct of the Debtor’s business is leased, except for non-material items.
     (l) Restrictions on Security Interest. The Debtor is not a party to any material license or any material lease that contains legally enforceable restrictions on the granting of a security interest therein.
5.	Covenants.
          The Debtor covenants that, so long as any of the Secured Obligations remain outstanding (other than contingent indemnity obligations) or any Loan Document is in effect, and until all of the Commitments shall have been terminated, the Debtor shall:

[3]	The scope and extent of the Intellectual Property to be included under this section is under discussion.

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     (a) Other Liens. Defend the Collateral against the claims and demands of all other parties claiming an interest therein and keep the Collateral free from all Liens, except for Permitted Liens. Neither the Administrative Agent nor any Lender authorizes the Debtor to, and the Debtor shall not, sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Financing Agreement.
     (b) Preservation of Collateral. Keep the Collateral in good order, condition and repair in all material respects, ordinary wear and tear excepted; not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable requirement of law; not permit any Collateral to be or become a fixture to real property or an accession to other personal property unless the Administrative Agent has a valid, perfected and first priority security interest for the benefit of the Lenders in such real or personal property; and not, without the prior written consent of the Administrative Agent, alter or remove any identifying symbol or number on its Equipment.
     (c) Possession or Control of Certain Collateral. If (i) any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Tangible Chattel Paper or Supporting Obligation or (ii) if any Collateral shall be stored or shipped subject to a Document or (iii) if any Collateral shall consist of Investment Property in the form of certificated securities, immediately notify the Administrative Agent of the existence of such Collateral and, at the request of the Administrative Agent, deliver such Instrument, Chattel Paper, Supporting Obligation, Document or Investment Property to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Security Agreement. If any Collateral shall consist of Deposit Accounts, Electronic Chattel Paper, Letter-of-Credit Rights or uncertificated Investment Property, execute and deliver (and, with respect to any Collateral consisting of uncertificated Investment Property, cause the Securities Intermediary with respect to such Investment Property to execute and deliver) to the Administrative Agent, upon the Administrative Agent’s request, all control agreements, assignments, instruments or other documents as reasonably requested by the Administrative Agent for the purposes of obtaining and maintaining Control of such Collateral.
     (d) Changes in Corporate Structure or Location. Not, without providing 30 days prior written notice to the Administrative Agent and without filing (or confirming that the Administrative Agent has filed) such amendments to any previously filed financing statements as the Administrative Agent may require, (i) alter its corporate existence or, in one transaction or a series of transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets, (ii) change its state of incorporation or formation or (iii) change its registered corporate name, in each case after obtaining the consent of the Administrative Agent to the extent required by the Financing Agreement.
     (e) Inspection. Allow the Administrative Agent or its representatives to visit and inspect the Collateral as set forth in Section 5.5 of the Financing Agreement.

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     (f) Perfection of Security Interest. Mark its books and records to reflect the security interest of the Administrative Agent in the Collateral. The Debtor hereby authorizes the Administrative Agent to prepare and file such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC. The Debtor shall also execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things requested by the Administrative Agent as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent that its security interests hereunder are perfected, including (A) such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC and any other personal property security legislation in the appropriate state(s) or province(s), (B) with regard to Copyrights registered with the United States Copyright Office, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in the form of Schedule IX attached hereto, (C) with regard to Patents registered with the United States Patent and Trademark Office, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule X attached hereto and (D) with regard to Trademarks registered with the United States Patent and Trademark Office, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule XI attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. To that end, the Debtor hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other person whom the Administrative Agent may designate, as the Debtor’s attorney-in-fact with full power and for the limited purpose to sign in the name of the Debtor any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Administrative Agent’s reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Loan Documents) or any Loan Document (to the extent the obligations of the Debtor thereunder constitute Secured Obligations) is in effect, and until all of the Commitments shall have terminated. The Debtor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to the Debtor wherever the Administrative Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral of the Debtor or any part thereof, or to any of the Secured Obligations, the Debtor agrees to execute and deliver all

10

such instruments and to do all such other things requested by the Administrative Agent as the Administrative Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Administrative Agent under the law of such other jurisdiction (and, if the Debtor shall fail to do so promptly upon the request of the Administrative Agent, then the Administrative Agent may execute any and all such requested documents on behalf of the Debtor pursuant to the power of attorney granted hereinabove).
     (g) Collateral Held by Warehouseman, Bailee, etc. If any Collateral is at any time in the possession or control of a warehouseman, bailee or any agent or processor of the Debtor, (i) notify the Administrative Agent of such possession, (ii) notify such Person of the Administrative Agent’s security interest for the benefit of the Lenders in such Collateral, (iii) instruct such Person to hold all such Collateral for the Administrative Agent’s account subject to the Administrative Agent’s instructions and (iv) obtain an acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent.
     (h) Treatment of Accounts. (i) Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of the Debtor’s business and (ii) maintain at its principal place of business a record of Accounts consistent with customary business practices.
     (i) Covenants Relating to Inventory.
(i)	Maintain, keep and preserve its Inventory in good salable condition at its own cost and expense.

(ii)	Comply with all reporting requirements set forth in the Financing Agreement with respect to Inventory.

(iii)	If any of the Inventory is at any time evidenced by a document of title, immediately upon request by the Administrative Agent, deliver such document of title to the Administrative Agent.
     (j) Covenants Relating to Copyrights.
(i)	Employ the Copyright for each material Work with such notice of copyright as may be required by law to secure copyright protection.

(ii)	Not do any act or knowingly omit to do any act whereby any Copyright may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any material Copyright may become injected into the public domain; (B) notify the Administrative Agent immediately if it knows, or has reason to

11

know, that any Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in any court or tribunal in the United States or any other country) regarding the Debtor’s ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each Copyright owned by the Debtor, which the Debtor reasonably determines are necessary or material to the conduct of its business, including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Administrative Agent of any material infringement of any Copyright of the Debtor of which it becomes aware (with respect to Copyrights that the Debtor reasonably determines are necessary or desirable for the conduct of its business) and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

(iii)	Not make any assignment or agreement in conflict with the security interest in the Copyrights of the Debtor hereunder.
     (k) Covenants Relating to Patents and Trademarks.
(i)	(A) Continue to use each Trademark, which the Debtor reasonably determines is necessary or desirable for the conduct of its business, in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such registered Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any such Trademark may become invalidated.

(ii)	Not do any act, or omit to do any act, whereby any Patent, which the Debtor reasonably determines is necessary or desirable for the conduct of its business, may become abandoned or dedicated.

(iii)	Promptly notify the Administrative Agent if it knows, or has reason to know, that any application or registration relating to any

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Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Debtor’s ownership of any such Patent or Trademark or its right to register the same or to keep, maintain and use the same.

(iv)	Whenever the Debtor, either by itself or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Debtor shall promptly report such filing to the Administrative Agent. Upon request of the Administrative Agent, the Debtor shall execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent’s and the Lenders’ security interest in any Patent or Trademark and the goodwill and General Intangibles of the Debtor relating thereto or represented thereby.

(v)	Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application, to obtain the relevant registration and to maintain each registration of the Patents and Trademarks, which the Debtor reasonably determines is necessary or material to the conduct of its business, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(vi)	Promptly notify the Administrative Agent and the Lenders after it learns that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and, if such Patent or Trademark is necessary or desirable for the conduct of the Debtor’s business, then promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

(vii)	Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of the Debtor hereunder.

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     (l) New Patents, Copyrights and Trademarks. Promptly provide the Administrative Agent with (i) a listing of all applications, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to Copyrights, a duly executed Notice of Grant of Security Interest in Copyrights, (B) with respect to Patents, a duly executed Notice of Grant of Security Interest in Patents, (C) with respect to Trademarks, a duly executed Notice of Grant of Security Interest in Trademarks or (D) such other duly executed documents as the Administrative Agent may request in a form acceptable to counsel for the Administrative Agent and suitable for recording to evidence the security interest in the Copyright, Patent or Trademark which is the subject of such new application.
     (m) Commercial Tort Claims; Notice of Litigation. (i) Promptly forward to the Administrative Agent written notification of any and all Commercial Tort Claims, including, but not limited to, any and all actions, suits, and proceedings before any court or Governmental Authority by or affecting the Debtor or any of its Subsidiaries and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Administrative Agent, or required by law, including all things which may from time to time be necessary under the UCC to fully create, preserve, perfect and protect the priority of the Administrative Agent’s security interest in any Commercial Tort Claims.
     (n) Fixtures. At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture.
     (o) Insurance. Insure, repair and replace the Collateral of the Debtor as set forth in the Financing Agreement. All insurance proceeds shall be subject to the security interest of the Administrative Agent hereunder.
     (p) Covenants Relating to the Assigned Agreements.
(i)	Upon the request of the Administrative Agent, the Debtor shall, at its expense, (A) furnish to the Administrative Agent copies of all notices, requests and other documents received by the Debtor under or pursuant to the Assigned Agreements, and such other information and reports regarding the Assigned Agreements and (B) make to any other party to any Assigned Agreement such demands and requests for information and reports or for action as the Debtor is entitled to make thereunder.

(ii)	Unless the Debtor believes it is necessary or desirable in the prudent conduct of its business, the Debtor shall not (A) cancel or terminate any Assigned Agreement of the Debtor or consent to or accept any cancellation or termination thereof; (B) amend or otherwise modify any Assigned Agreement of the Debtor or give any consent, waiver

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or approval thereunder; (C) waive any default under or breach of any Assigned Agreement of the Debtor; or (D) take any other action in connection with any Assigned Agreement of the Debtor which would impair the value of the interest or rights of the Debtor thereunder or which would impair the interests or rights of the Administrative Agent.
     (q) New Material Contracts. Whenever the Debtor shall enter into a Material Contract, the Debtor shall provide the Administrative Agent with a true and complete copy of such Material Contract and such other related documents as the Administrative Agent may request in a form acceptable to the Administrative Agent and, if requested by the Administrative Agent, execute and deliver (or cause to be executed and delivered) to the Administrative Agent a collateral assignment of such Material Contract and a consent to such collateral assignment, in each case in a form acceptable to the Administrative Agent. Upon the request of the Administrative Agent, the Debtor will do any act, or execute any additional documents required by the Administrative Agent to ensure to the Administrative Agent the effectiveness and first priority of its security interest in such Material Contract.
6.	Special Provisions Regarding Inventory.
          Notwithstanding anything to the contrary contained in this Security Agreement, the Debtor may, unless and until an Event of Default occurs and is continuing and the Administrative Agent instructs the Debtor otherwise, without further consent or approval of the Administrative Agent, use, consume, sell, lease and exchange its Inventory in the ordinary course of its business as presently conducted, whereupon, in the case of such a sale or exchange, the security interest created hereby in the Inventory so sold or exchanged (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Administrative Agent.
7.	Performance of Obligations; Advances by Administrative Agent.
          On failure of the Debtor to perform any of the covenants and agreements contained herein, the Administrative Agent may, at its sole option and in its sole discretion, perform or cause to be performed the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent may make for the protection of the security interest hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Debtor promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest daily from the date said amounts are expended until repaid at the Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of the Debtor, and no such advance or expenditure therefor, shall relieve the Debtor of any default under the terms of this Security Agreement or the other Loan Documents. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or

15

estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by the Debtor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.
8.	[Intentionally omitted]

9.	Remedies.
     (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent and the Lenders shall have, in addition to the rights and remedies provided herein, in the Loan Documents or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Administrative Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Debtor, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Debtor to assemble and make available to the Administrative Agent at the expense of the Debtor any Collateral at any place and time designated by the Administrative Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which the Debtor hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Neither the Administrative Agent’s compliance with any applicable state or federal law in the conduct of such sale, nor its disclaimer of any warranties relating to the Collateral, shall be considered to adversely affect the commercial reasonableness of such sale. In addition to all other sums due the Administrative Agent and the Lenders with respect to the Secured Obligations, the Debtor shall pay the Administrative Agent and each of the Lenders all reasonable documented costs and expenses incurred by the Administrative Agent or any such Lender, including, but not limited to, reasonable attorneys’ fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Administrative Agent or the Lenders or the Debtor concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, the Debtor agrees that any requirement of reasonable notice shall be

16

met if such notice is personally served on or mailed, postage prepaid, to the Debtor in accordance with the notice provisions of Section 9.3 of the Financing Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent and the Lenders shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Lender may be a purchaser at any such sale. To the extent permitted by applicable law, the Debtor hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Administrative Agent and the Lenders may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Administrative Agent and the Lenders may further postpone such sale by announcement made at such time and place.
     (b) Remedies Relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, the Administrative Agent shall have the right, subject to applicable law, to enforce the Debtor’s rights against any account debtor and obligors on the Debtor’s Accounts. The Debtor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Administrative Agent in accordance with the provisions hereof shall be solely for the Administrative Agent’s own convenience and that the Debtor shall not have any right, title or interest in such Proceeds or in any such other amounts except as expressly provided herein. To the extent required by the Administrative Agent, the Debtor agrees to execute any document or instrument, and to take any action, necessary under applicable law in order for the Administrative Agent to exercise its rights and remedies (or to be able to exercise its rights and remedies at some future date) with respect to any Accounts of the Debtor where the account debtor is a Governmental Authority. The Administrative Agent and the Lenders shall have no liability or responsibility to the Debtor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. The Debtor hereby agrees to indemnify the Administrative Agent and the Lenders from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys’ fees suffered or incurred by the Administrative Agent or the Lenders (each, an “Indemnified Party”) because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Debtor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.
     (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Debtor shall provide the Administrative Agent with access to the Collateral, without cost or charge to

17

the Administrative Agent, and the reasonable use of the same, together with materials, supplies, books and records of the Debtor for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise (except to the extent such activities are specifically restricted by the terms of any lease; provided, if the foregoing activities are specifically restricted by the terms of any lease, the Debtor shall promptly take all reasonable steps to move the Collateral at such lease location to a new location satisfactory to the Administrative Agent). In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral. If the Administrative Agent exercises its right to take possession of the Collateral, the Debtor shall also at its expense perform any and all other steps reasonably requested by the Administrative Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Administrative Agent, appointing overseers for the Collateral and maintaining inventory records.
     (d) Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the Lenders to exercise any right, remedy or option under this Security Agreement, any other Loan Document or as provided by law, or any delay by the Administrative Agent or the Lenders in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the Lenders shall only be granted as provided herein. To the extent permitted by law, neither the Administrative Agent, the Lenders, nor any party acting as attorney for the Administrative Agent or the Lenders, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agent and the Lenders under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Administrative Agent or the Lenders may have.
     (e) Retention of Collateral. The Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 (or similar provision) of the UCC (or any successor sections of the UCC) or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.
     (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Lenders are legally entitled, the Debtor shall be jointly and severally liable for the deficiency, together with daily interest thereon at the Default Rate, together with the costs of collection and the reasonable fees of any attorneys employed by the Administrative Agent to collect such deficiency. Any surplus remaining after the full payment and

18

satisfaction of the Secured Obligations shall be returned to the Debtor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.
     (g) Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by the Debtor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Administrative Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Administrative Agent’s and the Lenders’ rights or the Secured Obligations under this Security Agreement or under any other of the Loan Documents (to the extent the obligations of the Debtor thereunder constitute Secured Obligations).
10.	Rights of the Administrative Agent.
     (a) Power of Attorney. In addition to other powers of attorney contained herein, the Debtor hereby designates and appoints the Administrative Agent, on behalf of the Lenders, and each of its designees or agents, as attorney-in-fact of the Debtor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:
(i)	to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Administrative Agent may reasonably determine;

(ii)	to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

(iii)	to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;

(iv)	to receive, open and dispose of mail addressed to the Debtor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of the Debtor, or securing or relating to such Collateral, on behalf of and in the name of the Debtor;

19

(v)	to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;

(vi)	to adjust and settle claims under any insurance policy relating thereto;

(vii)	to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated herein;

(viii)	to institute any foreclosure proceedings that the Administrative Agent may deem appropriate;

(ix)	to do and perform all such other acts and things as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral; and

(x)	to execute any document or instrument, and to take any action, necessary under applicable law in order for the Administrative Agent to exercise its rights and remedies (or to be able to exercise its rights and remedies at some future date) with respect to any Account of the Debtor where the account debtor is a Governmental Authority.
This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations remain outstanding (other than contingent indemnity obligations) or any Loan Document is in effect, and until all of the Commitments shall have been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.
     (b) Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights

20

and remedies of the Administrative Agent under this Security Agreement in relation thereto.
     (c) The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Debtor shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Debtor. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 9 hereof, the Administrative Agent shall have no obligation to clean-up, repair or otherwise prepare the Collateral for sale.
11.	Application of Proceeds.
          Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 3.6 of the Financing Agreement, and the Debtor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Administrative Agent’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.
12.	Costs of Counsel.
          If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Administrative Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Debtor agrees to promptly pay upon demand any and all such reasonable documented costs and expenses of the Administrative Agent, all of which costs and expenses shall constitute Secured Obligations hereunder.
13.	Continuing Agreement.
     (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remain outstanding (other than contingent indemnity obligations) or any Loan Document is in

21

effect, and until all of the Commitments shall have been terminated. Upon such payment and termination, this Security Agreement shall be automatically terminated and the Administrative Agent and the Lenders shall, upon the request and at the expense of the Debtor, forthwith release all of their liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Debtor evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.
     (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.
14.	Amendments; Waivers; Modifications.
          This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 9.1 of the Financing Agreement.
15.	Successors in Interest.
          This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Debtor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the Lenders hereunder, to the benefit of the Administrative Agent and the Lenders and their successors and permitted assigns; provided, however, that the Debtor may not assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Financing Agreement. To the fullest extent permitted by law, the Debtor hereby releases the Administrative Agent and each Lender, each of their respective officers, employees and agents and each of their respective successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent or such Lender or their respective officers, employees and agents.
16.	Notices.
          All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 9.3 of the Financing Agreement.
17.	Counterparts.

22

          This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.
18.	Headings.
          The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Security Agreement.
19.	Governing Law; Submission to Jurisdiction and Service of Process; Waiver of Jury Trial.
          THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS. The terms of Sections 9.12 and 9.13 of the Financing Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
20.	Severability.
          If any provision of any of the Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.
21.	Entirety.
          This Security Agreement and the other Loan Documents represent the entire agreement of the parties hereto and thereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters, term sheets or correspondence relating to the transactions contemplated herein and therein.
22.	Survival.
          All representations and warranties of the Debtor hereunder shall survive the execution and delivery of this Security Agreement and the other Loan Documents, the delivery of the Notes and the making of the Loans and the issuance of the Credits under the Financing Agreement.
(Signatures appear on following page)

23

          IN WITNESS WHEREOF, the undersigned has executed this Security Agreement as of the date and year first above written.

DEBTOR:

ZAP, a California corporation

By: /s/ Steven Schneider
Name: Steven Schneider
Its: CEO

SECURED PARTY:

SURGE CAPITAL II, LLC, a Delaware limited
liability company, as Administrative Agent

By: /s/ John Maselli
Name: John Maselli
Its: Vice President

SCHEDULE I
TO
SECURITY AGREEMENT
UCC Financing Statements; Location of Equipment, Inventory, Goods and Books and Records; Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors; Debtor’s Legal Name; State of Incorporation; Organizational Identification Number; Chief Executive Office.
I.	DEBTOR: ZAP

1.	Legal Name of Debtor:	ZAP

2.	State of Incorporation:	CA

3.	Organizational Identification	C1913349
	Number:	EIN 94-3210624

4.	Chief Executive Office:	501 4th Street, Santa Rosa, CA 95401

5.	Location of Books and Records:	501 4th Street, Santa Rosa, CA 95401

6.	Locations of Equipment, Inventory and Goods:	6784 Sebastopol Avenue, Sebastopol, CA, 95472

3405 Fulton Road, Santa Rosa, CA 95439

3362 Fulton Road, Santa Rosa, CA 95439

44720 Main Street, Mendocino, CA

1815 E. Sahara, Las Vegas, NV

7.	Locations of Goods in	2530 S. Birch Street, Santa Ana, CA 92707
Possession of Consignees, Bailees,
Warehousemen, Agents and
Processors (including names of
such consignees, bailees, etc.):

8.	Jurisdictions For UNIFORM	California
COMMERCIAL CODE Filings:

SCHEDULE II
TO
SECURITY AGREEMENT
Tradenames and Fictitious Names
(Present and Past Five Years)
1.	ZAPWORLD.COM

2.	Mendo Wheels

SCHEDULE III
TO
SECURITY AGREEMENT
U.S. Copyright Registrations; Foreign Copyright Registrations; U.S. Copyright
Applications; Foreign Copyright Applications; Copyright Licenses
U.S. Copyright Registrations
None
Foreign Copyright Registrations
None
U.S. Copyright Applications
None
Foreign Copyright Applications
None
Copyright Licenses
None

SCHEDULE IV
TO
SECURITY AGREEMENT
U.S. Patent Registrations; Foreign Patent Registrations; U.S. Patent Applications;
Foreign Patent Applications; Patent Licenses
U.S. Patent Registrations

		REGISTRATION	REGISTRATION
HOLDER	PATENT	NUMBER	DATE
ZAP	Electric Propulsion system for bicycle	5,491,390	02/13/1996*
ZAP	Electric Propulsion system for bicycle	5,671,821	09/30/1997*
ZAP	Portable Collapsible Scooter	5,848,660	12/15/1998*
ZAP	Powered Skateboard	6,050,357	04/18/2000*
ZAP	Powered Roller Skates	6,059,062	05/09/2000*
ZAP	Personal Submersible Marine Vehicle	5,634,423	06/03/1997*
ZAP	Submersible Marine Vehicle	5,423,278	06/13/1995*
ZAP	Submersible Marine Vessel	5,303,666	04/19/1994*
ZAP	Electric Vehicle Drive System	6,588,528	07/08/2003
ZAP	Electric Drive Assembly for Bicycles	5,842,535	12/01/1998
ZAP	Dual-Pole Personal Towing Vehicle	5,735,361	04/07/1998*
ZAP	Dual-Pole, Dual-Wheel Personal Towing Vehicle	5,913,373	06/22/1999*
ZAP	Portable Collapsible Scooter	433,718	11/14/2000*
ZAP	Scuba Scooter	347,418	05/31/1994*
ZAP	Scuba Scooter	359,022	06/06/1995*
ZAP	Submersible Marine Vehicle	US D453,726S	02/19/2002
ZAP	Seascooter	6,748,892	06/15/2004

Foreign Patent Registrations
None
U.S. Patent Applications
None
Foreign Patent Applications
None
Patent Licenses
None

SCHEDULE V
TO
SECURITY AGREEMENT
U.S. Trademark Registrations; Foreign Trademark Registrations; U.S. Trademark
Applications; Foreign Trademark Applications; Trademark Licenses
U.S. Trademark Registrations

		REGISTRATION	REGISTRATION
HOLDER	MARK	NUMBER	DATE
ZAP	ZAP	1,794,866	09/28/1993*
ZAP	Electricruizer	2,240,270	04/20/1999*
ZAP	Powerbike	2,248,753	06/01/1999*
ZAP	Zero Air Pollution	2,320,346	02/22/2000*
ZAP	ZAPPY	2,330,894	03/21/2000*
ZAP	ZAP Electric Vehicle Outlet	2,335,090	03/28/2000*
ZAP	Zapworld.com	2,371,240	07/25/2000*
ZAP	Swimmy	2,689,203	02/18/2003*
ZAP	ZAP Seascooter	2,885,816	09/21/2004*
ZAP	ZAP Car	2,912,329	12/21/2004*
ZAP	etc and Design	2,271,018	08/17/1999
ZAP	The future is Electric	2,329,466	03/14/2000
ZAP	ETC Express	2,534,197	01/29/2002
ZAP	Capin Billy’s Whiz Bang and Design	2,759,913	09/02/2003
Foreign Trademark Registrations
None
U.S. Trademark Applications
None
Foreign Trademark Applications
None
Trademark Licenses
None

SCHEDULE VI
TO
SECURITY AGREEMENT
Depository Accounts and Other Accounts

Name of Account		Type of Account (with	Account
Holder	Bank	general description)	Number
ZAP	Wells Fargo	Operating
ZAP	Wells Fargo	Money Market
ZAP	Wells Fargo	Sweep
ZAP	Wells Fargo	Deposit Acct
ZAP	Wells Fargo	Payroll
ZAP	Wells Fargo	Purchasing
ZAP	Wells Fargo	Money Market

SCHEDULE VII
TO
SECURITY AGREEMENT
Commercial Tort Claims
None

SCHEDULE VIII
TO
SECURITY AGREEMENT
[Reserved]

SCHEDULE IX
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
COPYRIGHTS
United States Copyright Office
Gentlemen:
     Please be advised that pursuant to the Security Agreement dated as of September 12, 2005 (as the same may be amended, modified, extended or restated from time to time, the “Security Agreement”) made by ZAP, a California corporation (the “Debtor”) in favor of Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent (the “Administrative Agent”) for the lenders referenced therein (the “Lenders”), the Debtor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown below to the Administrative Agent for the ratable benefit of the Lenders:
COPYRIGHTS
None
COPYRIGHT APPLICATIONS
None

     The Debtor and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

Very truly yours,

ZAP, a California corporation

By:

Name:

Title:

Acknowledged and Accepted:
Surge Capital II, LLC, as Administrative Agent

By:

Name:

Title:

SCHEDULE X
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
PATENTS
United States Patent and Trademark Office
Gentlemen:
     Please be advised that pursuant to the Security Agreement dated as of September 12, 2005 (the “Security Agreement”) made by ZAP, a California corporation (the “Debtor”) and in favor of Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent (the “Administrative Agent”) for the lenders referenced therein (the “Lenders”), the undersigned Debtor has granted a continuing security interest in and continuing lien upon, to the extent Debtor is able to grant such interest and lien, the patents and patent applications shown below to the Administrative Agent for the ratable benefit of the Lenders:
PATENTS

PATENT NUMBER	DESCRIPTION OF PATENT	DATE OF PATENT
5,491,390	Electric Propulsion system for bicycle	02/13/1996*
5,671,821	Electric Propulsion system for bicycle	09/30/1997*
5,848,660	Portable Collapsible Scooter	12/15/1998*
6,050,357	Powered Skateboard	04/18/2000*
6,059,062	Powered Roller Skates	05/09/2000*
5,634,423	Personal Submersible Marine Vehicle	06/03/1997*
5,423,278	Submersible Marine Vehicle	06/13/1995*
5,303,666	Submersible Marine Vessel	04/19/1994*
6,588,528	Electric Vehicle Drive System	07/08/2003
5,842,535	Electric Drive Assembly for Bicycles	12/01/1998
5,735,361	DualPole Personal Towing Vehicle	04/07/1998*
5,913,373	DualPole, DualWheel Personal Towing Vehicle	06/22/1999*
433,718	Portable Collapsible Scooter	11/14/2000*
347,418	Scuba Scooter	05/31/1994*
359,022	Scuba Scooter	06/06/1995*
US D453,726S	Submersible Marine Vehicle	02/19/2002
6,748,892	Seascooter	06/15/2004

PATENT APPLICATIONS
None

2

     The Debtor and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

Very truly yours,

ZAP, a California corporation

By:

Name:

Title:

Acknowledged and Accepted:
SURGE CAPITAL II, LLC, as Administrative Agent

By:

Name:

Title:

3

SCHEDULE XI
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
TRADEMARKS
United States Patent and Trademark Office
Gentlemen:
     Please be advised that pursuant to the Security Agreement dated as of September 12, 2005 (the “Security Agreement”) made by ZAP, a California corporation (the “Debtor”) and in favor of Surge Capital II, LLC, a Delaware limited liability company as Administrative Agent (the “Administrative Agent”) for the lenders referenced therein (the “Lenders”), the undersigned Debtor has granted a continuing security interest in and continuing lien upon, to the extent Debtor is able to grant such interest and lien, the trademarks and trademark applications shown below to the Administrative Agent for the ratable benefit of the Lenders:
TRADEMARKS

TRADEMARK
NO.	DESCRIPTION OF TRADEMARK	DATE OF TRADEMARK
1,794,866	ZAP	09/28/1993*
2,240,270	Electricruizer	04/20/1999*
2,248,753	Powerbike	06/01/1999*
2,320,346	Zero Air Pollution	02/22/2000*
2,330,894	ZAPPY	03/21/2000*
2,335,090	ZAP Electric Vehicle Outlet	03/28/2000*
2,371,240	Zapworld.com	07/25/2000*
2,689,203	Swimmy	02/18/2003*
2,885,816	ZAP Seascooter	09/21/2004*
2,912,329	ZAP Car	12/21/2004*
2,271,018	etc and Design	08/17/1999
2,329,466	The future is Electric	03/14/2000
2,534,197	ETC Express	01/29/2002
2,759,913	Capin Billy’s Whiz Bang and Design	09/02/2003

4

TRADEMARK APPLICATIONS
None

5

     The Debtor and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

Very truly yours,

ZAP, a California corporation

By:

Name:

Title:

Acknowledged and Accepted:
SURGE CAPITAL II, LLC, as Administrative Agent

By:

Name:

Title:

6

Execution Copy
SUBSIDIARY SECURITY AGREEMENT
     THIS SUBSIDIARY SECURITY AGREEMENT (this “Security Agreement”), dated and effective as of this September 12, 2005 is made by the Subsidiaries party hereto (the “Subsidiaries”) and each other Person who becomes a party to this Agreement by execution of a joinder in the form of Exhibit A attached hereto (together with the Subsidiaries, individually a “Debtor” and, collectively, the “Debtors”), in favor of Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent, with an office at 1033 Skokie, Boulevard, Suite 620, Northbrook, Illinois, 60062 (“Secured Party”), for the benefit of the Lenders (as hereinafter defined).
WITNESSETH:
     WHEREAS, ZAP, a California corporation (the “Borrower”) has entered into that certain Master Financing Agreement of even date herewith (the same, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, being herein referred to as the “Financing Agreement”), among the Borrower, Secured Party and the Lenders from time to time parties thereto, providing for the Lenders to make available certain Loans and Credits to the Borrower on the terms and subject to the conditions set forth therein;
     WHEREAS, it is a condition precedent to the effectiveness of the Financing Agreement and the obligations of the Lenders to make their respective Loans and Credits under the Financing Agreement that the Debtors shall have executed and delivered that certain Subsidiary Guaranty dated the date hereof to the Administrative Agent for the ratable benefit of the Lenders (the “Guaranty”);
     WHEREAS, it is a further condition precedent to the effectiveness of the Financing Agreement and the obligations of the Lenders to make their respective Loans and Credits under the Financing Agreement that the Debtors shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Lenders to secure the payment and performance of the Debtors’ obligations under the Guaranty; and
     WHEREAS, the Debtors will receive a substantial benefit from the Loans and Credits.
     NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Definitions.
          As used herein, the following terms shall have the meanings set froth in this Section. Other terms defined herein shall have the meanings ascribed to them herein. All capitalized terms used herein not specifically defined herein shall have the meaning ascribed to them in the Financing Agreement, and the following terms which are defined in the Uniform Commercial Code from time to time in effect in the State of Illinois (the “UCC”) are used herein as so defined: Accessions, Accounts, As-Extracted Collateral, Chattel Paper, Commercial Tort

Claims, Consumer Goods, Control, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Manufactured Homes, Payment Intangibles, Proceeds, Products, Securities Intermediary, Software, Standing Timber, Supporting Obligations and Tangible Chattel Paper.
          “Bankruptcy Code”: means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.
          “Copyright Licenses”: means any agreement, whether written or oral, providing for the grant by or to a Person of any right under any Copyright.
          “Copyrights”: means all copyrights (other than copyrights of de minimus value) of the Debtors in all works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof.
          “Debtor”: shall have the meaning ascribed to such term in the recitals hereto.
          “Default”: means any event which if it continued uncured would, with notice or lapse of time or both, constitute an Event of Default.
          “Event of Default”: shall have the meaning ascribed to such term in the Financing Agreement.
          “Financing Agreement”: shall have the meaning set forth in the Recitals hereto.
          “Material Adverse Effect”: means a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Debtors, (b) the ability of any Debtor to perform its obligations, when such obligations are required to be performed, under this Agreement or any of the Notes or any other Loan Document to which such Debtor is a party or (c) the validity or enforceability of this Agreement, any of the Notes or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder or the perfection or priority of any Lien in favor of the Administrative Agent.
          “Material Contract”: means (a) any partnership or joint venture agreement to which any Debtor is a party, (b) any contract, agreement, permit or license, written or oral, of any Debtor involving monetary liability of or to any such Person in an amount in excess of $50,000 per annum and (c) any other contract, agreement, permit or license, written or oral, of any Debtor as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.
          “Patent Licenses”: means all agreements, whether written or oral, providing for the grant by or to a Person of any right to manufacture, use or sell any invention covered by a Patent.
          “Patents”: means (i) all letters of patent of the United States or any other country, now existing or hereafter arising, and all improvement patents, reissues, reexaminations, patents of additions, renewals and extensions, and (ii) all applications for letters patent of the United States or any other country, now existing or hereafter arising, and all provisionals, divisions, continuations and continuations-in-part and substitutes.

2

          “Permitted Liens”: means all Liens permitted under Section 6.9 of the Financing Agreement.
          “Secured Obligations”: means “Obligations” as defined in the Financing Agreement.
          “Trademark License”: means any agreement, whether written or oral, providing for the grant by or to a Person of any right to use any Trademark.
          “Trademarks”: means (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, service marks, elements of package or trade dress of goods or services, logos and other source or business identifiers (other than such items that are of de minimus value), together with the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United states, any state thereof or any other country or any political subdivision thereof and (ii) all renewals thereof.
     2. Grant of Security Interest in the Collateral.
          (a) To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Debtor hereby grants to the Administrative Agent, for the benefit of the Lenders, a continuing first priority security interest in and lien on, and a right to set off against, any and all right, title and interest of such Debtor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):
     (i) all Accounts;
     (ii) all cash;
     (iii) all Chattel Paper;
     (iv) Commercial Tort Claims set forth on Schedule VII (as such Schedule may be updated from time to time by the Debtors);
     (v) all Copyright Licenses;
     (vi) all Copyrights;
     (vii) all Deposit Accounts set forth on Schedule VI (as such Schedule may be updated from time to time by the Debtors);
     (viii) all Documents;
     (ix) all Equipment;
     (x) all Fixtures;
     (xi) all General Intangibles;

3

     (xii) all Goods;
     (xiii) all Instruments;
     (xiv) all Inventory;
     (xv) all Investment Property;
     (xvi) all Letter-of-Credit Rights;
     (xvii) all Material Contracts and all such other agreements, contracts, leases, licenses, tax sharing agreements or hedging arrangements now or hereafter entered into by a Debtor, as such agreements may be amended or otherwise modified from time to time (collectively, the “Assigned Agreements”), including without limitation, (i) all rights of a Debtor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of a Debtor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of a Debtor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of a Debtor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;
     (xviii) all Patent Licenses;
     (xix) all Patents;
     (xx) all Payment Intangibles;
     (xxi) all Trademark Licenses;
     (xxii) all Trademarks;
     (xxiii) all Software;
     (xxiv) all Supporting Obligations;
     (xxv) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Debtor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;
     (xxvi) all other personal property of any kind or type whatsoever owned by such Debtor; and
     (xxvii) to the extent not otherwise included, all Accessions, Proceeds and Products of any and all of the foregoing.

4

          (b) The Debtors and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest created hereby in the Collateral constitutes a continuing collateral security interest for all of the Secured Obligations, whether now existing or hereafter arising.
     3. Provisions Relating to Accounts, Contracts and Agreements.
          (a) Anything herein to the contrary notwithstanding, each of the Debtors shall remain liable under each of its Accounts, contracts and agreements to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account or the terms of such contract or agreement. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto), contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any Lender of any payment relating to such Account, contract or agreement pursuant hereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of a Debtor under or pursuant to any Account (or any agreement giving rise thereto), contract or agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
          (b) At any time and from time to time, the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Debtors shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications. Upon the Administrative Agent’s request and at the expense of the Debtors, the Debtors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. The Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts.
     4. Representations and Warranties. Each Debtor hereby represents and warrants to the Administrative Agent, for the benefit of the Lenders, that so long as any of the Secured Obligations remain outstanding (other than contingent indemnity obligations) or any Loan Document is in effect, and until all of the Commitments shall have been terminated:
          (a) Chief Executive Office; Books & Records; Legal Name; State of Incorporation. As of the Closing Date, each Debtor’s chief executive office and chief place of business are (and for the prior four months has been) located at the locations set forth on Schedule I (as updated from time to time) under such Debtor’s name, and each Debtor keeps its books and records at such locations. Each Debtor’s exact legal name is as shown in this Security Agreement and its state of formation or incorporation is (and for the prior four months has been) the location set forth on Schedule I. No Debtor has in the past four months changed its name,

5

been party to a merger, consolidation or other change in structure or used any tradename not disclosed on Schedule I attached hereto (as updated from time to time).
          (b) Location of Tangible Collateral. The location of all tangible Collateral owned by each Debtor is as shown on Schedule I (as updated from time to time) under such Debtor’s name.
          (c) Ownership. Each Debtor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.
          (d) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the Lenders, in the Collateral of such Debtor and, when properly perfected by filing or otherwise, shall constitute a valid first priority, perfected security interest in such Collateral, to the extent such security interest can be perfected by filing or otherwise under the UCC or by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office, free and clear of all Liens except for Permitted Liens.
          (e) Consents. Except for (i) the filing or recording of UCC financing statements, (ii) the filing of appropriate notices with the United States Patent and Trademark Office and the United States Copyright Office or (iii) obtaining Control to perfect the Liens created by this Security Agreement, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any shareholder, member or creditor of such Debtor), is required (i) for the grant by such Debtor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Security Agreement by such Debtor or (ii) for the perfection of such security interest or the exercise by the Administrative Agent of the rights and remedies provided for in this Security Agreement.
          (f) Types of Collateral. None of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes or Standing Timber.
          (g) Accounts. With respect to the Accounts of the Debtors: (i) the goods sold and/or services furnished giving rise to each Account are not subject to any security interest or Lien except the first priority, perfected security interest granted to the Administrative Agent herein and Permitted Liens; (ii) each Account and the papers and documents of the applicable Debtor relating thereto are genuine and in all material respects what they purport to be; (iii) each Account arises out of a bona fide transaction for goods sold and delivered (or in the process of being delivered) by a Debtor or for services actually rendered by a Debtor, which transaction was conducted in the ordinary course of the Debtor’s business and was completed in accordance with the terms of any documents pertaining thereto; (iv) no Account of a Debtor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has been theretofore endorsed over and delivered to, or submitted to the Control of, the Administrative Agent; (v) the amount of each Account as shown on the applicable Debtor’s books and records, and on all invoices and statements which may be delivered to the Administrative Agent with respect thereto, is due and payable to the applicable Debtor and is not in any way contingent; (vi) no

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Account is evidenced by judgment, there are no set-offs, counterclaims or disputes existing or asserted with respect to any Account that in the aggregate could reasonably be expected to have a Material Adverse Effect, and no Debtor has made any agreement with any account debtor for any deduction from any Account except for deductions made in the ordinary course of its business; (vii) there are no facts, events or occurrences which in any material respect impair the validity or enforcement of any Account or tend to materially reduce the amount payable thereunder as shown on the applicable Debtor’s books and records and all invoices and statements delivered to the Administrative Agent with respect thereto; (viii) the right to receive payment under each Account is assignable except, where the account debtor with respect to such Account is the United States government or any State government or any agency, department or instrumentality thereof, to the extent the assignment of any such right to payment is prohibited or limited by applicable law, regulations, administrative guidelines or contract; and (ix) the goods sold and/or services furnished giving rise to each Account are not subject to any security interest or Lien except the security interest granted the Administrative Agent herein and except for Permitted Liens.
          (h) Inventory. No Inventory of a Debtor is held by a third party pursuant to consignment, sale or return, sale on approval or similar arrangement.
          (i) Intellectual Property.
     (i) Schedules III, IV and V includes all material registered and unregistered Copyrights, Patents and Trademarks owned by or licensed (pursuant to a written license) by or to the Debtors as of the date hereof.1
     (ii) Except as set forth on Schedules III, IV and V, all material Intellectual Property of each Debtor is valid, subsisting, unexpired, enforceable and has not been abandoned, and each Debtor is legally entitled to use each of its tradenames.2
     (iii) Except as set forth in Schedules III, IV and V, none of the Intellectual Property of the Debtors is the subject of any licensing or franchise agreement.
     (iv) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Intellectual Property of the Debtors.
     (v) No action or proceeding is pending seeking to limit, cancel or question the validity of any Intellectual Property of the Debtors, or which, if adversely determined, would have a material adverse effect on the value of any such Intellectual Property.

[1]	The scope and extent of the Intellectual Property to be included under this section is under discussion.

[2]	The scope and extent of the Intellectual Property to be included under this section is under discussion.

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     (vi) All applications pertaining to the material Intellectual Property of each Debtor have been duly and properly filed, and all registrations or letters pertaining to such Intellectual Property have been duly and properly filed and issued, and all of such Intellectual Property is valid and enforceable.3
     (vii) No Debtor has made any assignment or agreement in conflict with the security interest of the Administrative Agent in the Intellectual Property of each Debtor hereunder.
          (j) Documents, Instruments and Chattel Paper. All Documents, Instruments and Chattel Paper describing, evidencing or constituting Collateral are, to the Debtors’ knowledge, complete, valid, and genuine.
          (k) Equipment. With respect to each Debtor’s Equipment: (i) such Debtor has good and marketable title thereto; (ii) all such Equipment is in normal operating condition and repair, ordinary wear and tear alone excepted, and is suitable for the uses to which it is customarily put in the conduct of such Debtor’s business; and (iii) no Equipment used in the conduct of such Debtor’s business is leased, except for non-material items.
          (l) Restrictions on Security Interest. None of the Debtors is party to any material license or any material lease that contains legally enforceable restrictions on the granting of a security interest therein.
     5. Covenants. Each Debtor covenants that, so long as any of the Secured Obligations remain outstanding (other than contingent indemnity obligations) or any Loan Document is in effect, and until all of the Commitments shall have been terminated, such Debtor shall:
          (a) Other Liens. Defend the Collateral against the claims and demands of all other parties claiming an interest therein and keep the Collateral free from all Liens, except for Permitted Liens. Neither the Administrative Agent nor any Lender authorizes any Debtor to, and no Debtor shall, sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Financing Agreement.
          (b) Preservation of Collateral. Keep the Collateral in good order, condition and repair in all material respects, ordinary wear and tear excepted; not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable requirement of law; not permit any Collateral to be or become a fixture to real property or an accession to other personal property unless the Administrative Agent has a valid, perfected and first priority security interest for the benefit of the Lenders in such real or personal property; and not, without the prior written consent of the Administrative Agent, alter or remove any identifying symbol or number on its Equipment.

[3]	The scope and extent of the Intellectual Property to be included under this section is under discussion.

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          (c) Possession or Control of Certain Collateral. If (i) any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Tangible Chattel Paper or Supporting Obligation or (ii) if any Collateral shall be stored or shipped subject to a Document or (iii) if any Collateral shall consist of Investment Property in the form of certificated securities, immediately notify the Administrative Agent of the existence of such Collateral and, at the request of the Administrative Agent, deliver such Instrument, Chattel Paper, Supporting Obligation, Document or Investment Property to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Security Agreement. If any Collateral shall consist of Deposit Accounts, Electronic Chattel Paper, Letter-of-Credit Rights or uncertificated Investment Property, execute and deliver (and, with respect to any Collateral consisting of uncertificated Investment Property, cause the Securities Intermediary with respect to such Investment Property to execute and deliver) to the Administrative Agent, upon the Administrative Agent’s request, all control agreements, assignments, instruments or other documents as reasonably requested by the Administrative Agent for the purposes of obtaining and maintaining Control of such Collateral.
          (d) Changes in Corporate Structure or Location. Not, without providing 30 days prior written notice to the Administrative Agent and without filing (or confirming that the Administrative Agent has filed) such amendments to any previously filed financing statements as the Administrative Agent may require, (i) alter its corporate existence or, in one transaction or a series of transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets, (ii) change its state of incorporation or formation or (iii) change its registered corporate name, in each case after obtaining the consent of the Administrative Agent to the extent required by the Financing Agreement.
          (e) Inspection. Allow the Administrative Agent or its representatives to visit and inspect the Collateral as set forth in Section 5.5 of the Financing Agreement.
          (f) Perfection of Security Interest. Mark its books and records to reflect the security interest of the Administrative Agent in the Collateral. Each Debtor hereby authorizes the Administrative Agent to prepare and file such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC. Each Debtor shall also execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things requested by the Administrative Agent as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent that its security interests hereunder are perfected, including (A) such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC and any other personal property security legislation in the appropriate state(s) or province(s), (B) with regard to Copyrights registered with the United States Copyright Office, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in the form of Schedule IX attached hereto, (C) with regard to Patents registered with the United States Patent and Trademark Office, a Notice of

9

Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule X attached hereto and (D) with regard to Trademarks registered with the United States Patent and Trademark Office, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule XI attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. To that end, each Debtor hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other person whom the Administrative Agent may designate, as such Debtor’s attorney-in-fact with full power and for the limited purpose to sign in the name of such Debtor any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Administrative Agent’s reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Loan Documents) or any Loan Document (to the extent the obligations of such Debtor thereunder constitute Secured Obligations) is in effect, and until all of the Commitments shall have terminated. Each Debtor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Debtor wherever the Administrative Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral of any Debtor or any part thereof, or to any of the Secured Obligations, such Debtor agrees to execute and deliver all such instruments and to do all such other things requested by the Administrative Agent as the Administrative Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Administrative Agent under the law of such other jurisdiction (and, if a Debtor shall fail to do so promptly upon the request of the Administrative Agent, then the Administrative Agent may execute any and all such requested documents on behalf of such Debtor pursuant to the power of attorney granted hereinabove).
          (g) Collateral Held by Warehouseman, Bailee, etc. If any Collateral is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Debtor, (i) notify the Administrative Agent of such possession, (ii) notify such Person of the Administrative Agent’s security interest for the benefit of the Lenders in such Collateral, (iii) instruct such Person to hold all such Collateral for the Administrative Agent’s account subject to the Administrative Agent’s instructions and (iv) obtain an acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent.
          (h) Treatment of Accounts. (i) Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of a Debtor’s business and (ii) maintain at its principal place of business a record of Accounts consistent with customary business practices.

10

(i) Covenants Relating to Inventory.
     (i) Maintain, keep and preserve its Inventory in good salable condition at its own cost and expense.
     (ii) Comply with all reporting requirements set forth in the Financing Agreement with respect to Inventory.
     (iii) If any of the Inventory is at any time evidenced by a document of title, immediately upon request by the Administrative Agent, deliver such document of title to the Administrative Agent.
(j) Covenants Relating to Copyrights.
     (i) Employ the Copyright for each material Work with such notice of copyright as may be required by law to secure copyright protection.
     (ii) Not do any act or knowingly omit to do any act whereby any Copyright may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any material Copyright may become injected into the public domain; (B) notify the Administrative Agent immediately if it knows, or has reason to know, that any Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in any court or tribunal in the United States or any other country) regarding a Debtor’s ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each Copyright owned by a Debtor, which any Debtor reasonably determines are necessary or material to the conduct of its business, including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Administrative Agent of any material infringement of any Copyright of a Debtor of which it becomes aware (with respect to Copyrights that a Debtor reasonably determines are necessary or material to the conduct of its business) and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.
     (iii) Not make any assignment or agreement in conflict with the security interest in the Copyrights of each Debtor hereunder.
(k) Covenants Relating to Patents and Trademarks.
     (i) (A) Continue to use each Trademark, which any Debtor reasonably determines is necessary or desirable for the conduct of its business, in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered

11

under such Trademark, (C) employ such registered Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any such Trademark may become invalidated.
     (ii) Not do any act, or omit to do any act, whereby any Patent, which any Debtor reasonably determines is necessary or desirable for the conduct of its business, may become abandoned or dedicated.
     (iii) Promptly notify the Administrative Agent if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding a Debtor’s ownership of any such Patent or Trademark or its right to register the same or to keep, maintain and use the same.
     (iv) Whenever a Debtor, either by itself or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Debtor shall promptly report such filing to the Administrative Agent. Upon request of the Administrative Agent, a Debtor shall execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent’s and the Lenders’ security interest in any Patent or Trademark and the goodwill and General Intangibles of such Debtor relating thereto or represented thereby.
     (v) Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application, to obtain the relevant registration and to maintain each registration of the Patents and Trademarks, which any Debtor reasonably determines is necessary or material to the conduct of its business, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.
     (vi) Promptly notify the Administrative Agent and the Lenders after it learns that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and, if such Patent or Trademark is necessary or desirable for the conduct of any Debtor’s business, then promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where

12

appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.
     (vii) Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of any Debtor hereunder.
          (l) New Patents, Copyrights and Trademarks. Promptly provide the Administrative Agent with (i) a listing of all applications, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to Copyrights, a duly executed Notice of Grant of Security Interest in Copyrights, (B) with respect to Patents, a duly executed Notice of Grant of Security Interest in Patents, (C) with respect to Trademarks, a duly executed Notice of Grant of Security Interest in Trademarks or (D) such other duly executed documents as the Administrative Agent may request in a form acceptable to counsel for the Administrative Agent and suitable for recording to evidence the security interest in the Copyright, Patent or Trademark which is the subject of such new application.
          (m) Commercial Tort Claims; Notice of Litigation. (i) Promptly forward to the Administrative Agent written notification of any and all Commercial Tort Claims, including, but not limited to, any and all actions, suits, and proceedings before any court or Governmental Authority by or affecting such Debtor or any of its Subsidiaries and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Administrative Agent, or required by law, including all things which may from time to time be necessary under the UCC to fully create, preserve, perfect and protect the priority of the Administrative Agent’s security interest in any Commercial Tort Claims.
          (n) Fixtures. At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture.
          (o) Insurance. Insure, repair and replace the Collateral of such Debtor as set forth in the Financing Agreement. All insurance proceeds shall be subject to the security interest of the Administrative Agent hereunder.
          (p) Covenants Relating to the Assigned Agreements.
     (i) Upon the request of the Administrative Agent, each Debtor shall, at its expense, (A) furnish to the Administrative Agent copies of all notices, requests and other documents received by such Debtor under or pursuant to the Assigned Agreements, and such other information and reports regarding the Assigned Agreements and (B) make to any other party to any Assigned Agreement such demands and requests for information and reports or for action as a Debtor is entitled to make thereunder.
     (ii) Unless the applicable Debtor believes it is necessary or desirable in the prudent conduct of its business, no Debtor shall (A) cancel or terminate any

13

Assigned Agreement of such Debtor or consent to or accept any cancellation or termination thereof; (B) amend or otherwise modify any Assigned Agreement of such Debtor or give any consent, waiver or approval thereunder; (C) waive any default under or breach of any Assigned Agreement of such Debtor; or (D) take any other action in connection with any Assigned Agreement of such Debtor which would impair the value of the interest or rights of such Debtor thereunder or which would impair the interests or rights of the Administrative Agent.
          (q) New Material Contracts. Whenever a Debtor shall enter into a Material Contract, such Debtor shall provide the Administrative Agent with a true and complete copy of such Material Contract and such other related documents as the Administrative Agent may request in a form acceptable to the Administrative Agent and, if requested by the Administrative Agent, execute and deliver (or cause to be executed and delivered) to the Administrative Agent a collateral assignment of such Material Contract and a consent to such collateral assignment, in each case in a form acceptable to the Administrative Agent. Upon the request of the Administrative Agent, a Debtor will do any act, or execute any additional documents required by the Administrative Agent to ensure to the Administrative Agent the effectiveness and first priority of its security interest in such Material Contract.
     6. Special Provisions Regarding Inventory. Notwithstanding anything to the contrary contained in this Security Agreement, each Debtor may, unless and until an Event of Default occurs and is continuing and the Administrative Agent instructs such Debtor otherwise, without further consent or approval of the Administrative Agent, use, consume, sell, lease and exchange its Inventory in the ordinary course of its business as presently conducted, whereupon, in the case of such a sale or exchange, the security interest created hereby in the Inventory so sold or exchanged (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Administrative Agent.
     7. Performance of Obligations; Advances by Administrative Agent. On failure of any Debtor to perform any of the covenants and agreements contained herein, the Administrative Agent may, at its sole option and in its sole discretion, perform or cause to be performed the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent may make for the protection of the security interest hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Debtors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear daily interest from the date said amounts are expended until repaid at the Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Debtor, and no such advance or expenditure therefor, shall relieve the Debtors of any default under the terms of this Security Agreement, the other Loan Documents or any Hedging Agreement. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being

14

contested in good faith by a Debtor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.
     8. [Intentionally omitted]
     9. Remedies.
          (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent and the Lenders shall have, in addition to the rights and remedies provided herein, in the Loan Documents or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Administrative Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Debtors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Debtors to assemble and make available to the Administrative Agent at the expense of the Debtors any Collateral at any place and time designated by the Administrative Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Debtors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Neither the Administrative Agent’s compliance with any applicable state or federal law in the conduct of such sale, nor its disclaimer of any warranties relating to the Collateral, shall be considered to adversely affect the commercial reasonableness of such sale. In addition to all other sums due the Administrative Agent and the Lenders with respect to the Secured Obligations, the Debtors shall pay the Administrative Agent and each of the Lenders all reasonable documented costs and expenses incurred by the Administrative Agent or any such Lender, including, but not limited to, reasonable attorneys’ fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Administrative Agent or the Lenders or the Debtors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Debtor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 9.3 of the Financing Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent and the Lenders shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Lender may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Debtors hereby waives all of its rights of redemption with respect to any such sale. Subject to

15

the provisions of applicable law, the Administrative Agent and the Lenders may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Administrative Agent and the Lenders may further postpone such sale by announcement made at such time and place.
          (b) Remedies Relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, the Administrative Agent shall have the right, subject to applicable law, to enforce any Debtor’s rights against any account debtors and obligors on such Debtor’s Accounts. Each Debtor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Administrative Agent in accordance with the provisions hereof shall be solely for the Administrative Agent’s own convenience and that such Debtor shall not have any right, title or interest in such Proceeds or in any such other amounts except as expressly provided herein. To the extent required by the Administrative Agent, each Debtor agrees to execute any document or instrument, and to take any action, necessary under applicable law (including the Federal Assignment of Claims Act) in order for the Administrative Agent to exercise its rights and remedies (or to be able to exercise its rights and remedies at some future date) with respect to any Accounts of such Debtor where the account debtor is a Governmental Authority. The Administrative Agent and the Lenders shall have no liability or responsibility to any Debtor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Debtor hereby agrees to indemnify the Administrative Agent and the Lenders from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys’ fees suffered or incurred by the Administrative Agent or the Lenders (each, an “Indemnified Party”) because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by a Debtor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.
          (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Debtors shall provide the Administrative Agent with access to the Collateral, without cost or charge to the Administrative Agent, and the reasonable use of the same, together with materials, supplies, books and records of the Debtors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise (except to the extent such activities are specifically restricted by the terms of any lease; provided, if the foregoing activities are specifically restricted by the terms of any lease, the Debtors shall promptly take all reasonable steps to move the Collateral at such lease location to a new location satisfactory to the Administrative Agent). In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral. If the Administrative Agent exercises its right to take possession of the Collateral, each Debtor shall also at its expense perform any and all other steps reasonably requested by the Administrative Agent to preserve

16

and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Administrative Agent, appointing overseers for the Collateral and maintaining inventory records.
          (d) Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the Lenders to exercise any right, remedy or option under this Security Agreement, any other Loan Document, or as provided by law, or any delay by the Administrative Agent or the Lenders in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the Lenders shall only be granted as provided herein. To the extent permitted by law, neither the Administrative Agent, the Lenders, nor any party acting as attorney for the Administrative Agent or the Lenders, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agent and the Lenders under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Administrative Agent or the Lenders may have.
          (e) Retention of Collateral. The Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 (or similar provision) of the UCC (or any successor sections of the UCC) or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.
          (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Lenders are legally entitled, the Debtors shall be jointly and severally liable for the deficiency, together with daily interest thereon at the Default Rate, together with the costs of collection and the reasonable fees of any attorneys employed by the Administrative Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Debtors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.
          (g) Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by a Debtor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Administrative Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Administrative Agent’s and the Lenders’ rights or the Secured Obligations under this Security Agreement, or under any other of the Loan Documents (to the extent the obligations of such Debtor thereunder constitute Secured Obligations).

17

     10. Rights of the Administrative Agent.
          (a) Power of Attorney. In addition to other powers of attorney contained herein, each Debtor hereby designates and appoints the Administrative Agent, on behalf of the Lenders, and each of its designees or agents, as attorney-in-fact of such Debtor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:
     (i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Administrative Agent may reasonably determine;
     (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;
     (iii) to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;
     (iv) to receive, open and dispose of mail addressed to a Debtor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Debtor, or securing or relating to such Collateral, on behalf of and in the name of such Debtor;
     (v) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;
     (vi) to adjust and settle claims under any insurance policy relating thereto;
     (vii) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated herein;
     (viii) to institute any foreclosure proceedings that the Administrative Agent may deem appropriate;
     (ix) to do and perform all such other acts and things as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral; and

18

     (x) to execute any document or instrument, and to take any action, necessary under applicable law in order for the Administrative Agent to exercise its rights and remedies (or to be able to exercise its rights and remedies at some future date) with respect to any Account of a Debtor where the account debtor is a Governmental Authority.
This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations remain outstanding (other than contingent indemnity obligations) or any Loan Document is in effect, and until all of the Commitments shall have been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.
          (b) Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Security Agreement in relation thereto.
          (c) The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Debtors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Debtors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 9 hereof, the Administrative Agent shall have no obligation to clean-up, repair or otherwise prepare the Collateral for sale.
     11. Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 3.6 of the Financing Agreement, and each Debtor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and

19

all such payments and proceeds in the Administrative Agent’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.
     12. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Administrative Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Debtors agree to promptly pay upon demand any and all such reasonable documented costs and expenses of the Administrative Agent, all of which costs and expenses shall constitute Secured Obligations hereunder.
     13. Continuing Agreement.
          (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remain outstanding (other than contingent indemnity obligations) or any Loan Document is in effect, and until all of the Commitments shall have been terminated. Upon such payment and termination, this Security Agreement shall be automatically terminated and the Administrative Agent and the Lenders shall, upon the request and at the expense of the Debtors, forthwith release all of their liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Debtors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.
          (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.
     14. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 9.1 of the Financing Agreement.
     15. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Debtor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the Lenders hereunder, to the benefit of the Administrative Agent and the Lenders and their successors and permitted assigns; provided, however, that none of the Debtors may assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Financing Agreement. To the fullest extent permitted by law, each Debtor

20

hereby releases the Administrative Agent and each Lender, each of their respective officers, employees and agents and each of their respective successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent or such Lender or their respective officers, employees and agents.
     16. Notices. All notices required or permitted to be given under this Security Agreement shall be effected in the manner provided for in Section 9.3 of the Financing Agreement, and if to any Debtor, at its address set forth opposite such Debtor’s signature block on the signature pages of this Security Agreement (or such other address as such Debtor shall specify to the Secured Party).
     17. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.
     18. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Security Agreement.
     19. Governing Law; Submission to Jurisdiction and Service of Process; Waiver of Jury Trial.
          (a) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.
          (b) AT THE OPTION OF THE ADMINISTRATIVE AGENT, THIS SECURITY AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS TO WHICH ANY DEBTOR IS A PARTY MAY BE ENFORCED IN ANY FEDERAL COURT OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS; AND SUCH DEBTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT ANY DEBTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE ADMINISTRATIVE AGENT AND THE LENDERS AT THEIR OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
          (c) THE DEBTORS, THE ADMINISTRATIVE AGENT AND THE LENDERS WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS SECURITY

21

AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (b) ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH THIS SECURITY AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
     20. Severability. If any provision of any of the Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.
     21. Entirety. This Security Agreement and the other Loan Documents represent the entire agreement of the parties hereto and thereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters, term sheets or correspondence relating to the transactions contemplated herein and therein.
     22. Survival. All representations and warranties of the Debtors hereunder shall survive the execution and delivery of this Security Agreement, the other Loan Documents, the delivery of the Notes and the making of the Loans and the issuance of the Credits under the Financing Agreement.
     23. Joint and Several Obligations of Debtors.
          (a) Each of the Debtors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Financing Agreement, for the mutual benefit, directly and indirectly, of each of the Debtors and in consideration of the undertakings of each of the Debtors to accept joint and several liability for the obligations of each of them.
          (b) Each of the Debtors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Debtors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement, the other Loan Documents (to the extent the obligations of such Debtor thereunder constitute Secured Obligations), it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Debtors without preferences or distinction among them.
          (c) Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, to the extent the obligations of a Debtor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Debtor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).
[remainder of page intentionally left blank]

22

     IN WITNESS WHEREOF, the undersigned has executed this Security Agreement as of the date first above written.

DEBTORS:

Address:	VOLTAGE VEHICLES, a Nevada company

	By:	/s/ Steven Schneider
Name: Steven Schneider
Title: Vice President

Address:	R. A. P. GROUP, INC., a California company

	By:	/s/ Dennis Vickery
Name: Dennis Vickery
Title: President

Address:	ZAP RENTAL OUTLET, a California company

	By:	/s/ Steven Schneider
Name: Steven Schneider
Title: Vice President

Address:	ZAP MANUFACTURING, INC., a Nevada company

	By:	/s/ Steven Schneider
Name: Steven Schneider
Title: Vice President

SECURED PARTY:
SURGE CAPITAL II, LLC, a Delaware limited liability company, as Administrative Agent

By:	/s/ John Maselli
Name: John Maselli
Title: Vice President

EXHIBIT A
FORM OF JOINDER
JOINDER TO SUBSIDIARY SECURITY AGREEMENT
     The undersigned,                                         , hereby joins in the execution of that certain Subsidiary Security Agreement dated as of                     , 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by each Debtor party thereto, each other Person that has become a Debtor thereunder prior to the date hereof pursuant to the terms thereof, and Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent for the benefit of Lenders. By executing this Joinder, the undersigned hereby agrees that it is a Debtor thereunder and agrees to be bound by all of the terms and provisions of the Security Agreement.
     The undersigned represents and warrants to Secured Party that:
     (a) all of the Equipment, Inventory and Goods owned by such Debtor is located at the places as specified on Schedule I attached hereto;
     (b) except as disclosed on Schedule I, none of such Collateral is in the possession of any bailee, warehousemen, processor or consignee;
     (c) the chief place of business, chief executive office and the office where such Debtor keeps its books and records are located at the place specified on Schedule I;
     (d) such Debtor (including any Person acquired by such Debtor) does not do business or has not done business during the past five years under any tradename or fictitious business name, except as disclosed on Schedule II; and
     (e) all Copyrights, Patents and Trademarks owned by the undersigned are listed in Schedules III, IV and V, respectively.
[Signature page follows]

SCHEDULE I
TO
SUBSIDIARY SECURITY AGREEMENT
UCC Financing Statements; Location of Equipment, Inventory, Goods and Books and Records; Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors; Debtors’ Legal Name; State of Incorporation; Organizational Identification Number; Chief Executive Office.
A. With respect to R.A.P. Group, Inc.

I.	DEBTOR:

	1.	Legal Name of Debtor:	R.A.P. Group, Inc

	2.	State of Incorporation:	CA

	3.	Organizational Identification Number:	C1968885
EIN 94-3259783

	4.	Chief Executive Office:	3362 Fulton Road, Santa Rosa, CA

	5.	Location of Books and Records:	3362 Fulton Road, Santa Rosa, CA

	6.	Locations of Equipment, Inventory and Goods:	3362 Fulton Road, Santa Rosa, CA
3405 Fulton Road, Santa Rosa, CA

	7.	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):

	8.	Jurisdictions For UNIFORM COMMERCIAL CODE Filings:	CA

B. With respect to Voltage Vehicles

I.	DEBTOR:

	1.	Legal Name of Debtor:	Voltage Vehicles

	2.	State of Incorporation:	NV

	3.	Organizational Identification Number:	C2539358
EIN 68-5629843

	4.	Chief Executive Office:	501 4th Street, Santa Rosa, CA 95401

	5.	Location of Books and Records:	501 4th Street, Santa Rosa, CA 95401

	6.	Locations of Equipment, Inventory	6784 Sebastopol Avenue, Sebastopol, CA 95472
and Goods:

	7.	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):	2530 S. Birch Street, Santa Ana, CA 92707

	8.	Jurisdictions For UNIFORM COMMERCIAL CODE Filings:	NV

C. With respect to ZAP Manufacturing, Inc.

I.	DEBTOR:

	1.	Legal Name of Debtor:	ZAP Manufacturing, Inc.

	2.	State of Incorporation:	NV

	3.	Organizational Identification Number:	C 3218-03
EIN 92-0181089

	4.	Chief Executive Office:	2533 North Carson Street, Carson City, NV 89706

	5.	Location of Books and Records:	2533 North Carson Street, Carson City, NV 89706

	6.	Locations of Equipment, Inventory and Goods:	None

	7.	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):	None

	8.	Jurisdictions For UNIFORM COMMERCIAL CODE Filings:	NV

D. With respect to ZAP Rental Outlet

I.	DEBTOR:

	1.	Legal Name of Debtor:	ZAP Rental Outlet

	2.	State of Incorporation:	CA

	3.	Organizational Identification Number:	C 2469319
EIN 94-0258376

	4.	Chief Executive Office:	501 4th Street, Santa Rosa, CA 95401

	5.	Location of Books and Records:	501 4th Street, Santa Rosa, CA 95401

	6.	Locations of Equipment, Inventory and Goods:	6784 Sebastopol Avenue, Sebastopol, CA
1815 E. Sahara, Las Vegas, NV

	7.	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):

	8.	Jurisdictions For UNIFORM COMMERCIAL CODE Filings:	CA

SCHEDULE II
TO
SUBSIDIARY SECURITY AGREEMENT
Tradenames and Fictitious Names
(Present and Past Five Years)
A. With respect to R. A. P. Group, Inc.
Bug World
Smog Store
Credit Union Rep
Repo Outlet
Voltage Vehicles
B. With respect to Voltage Vehicles
None
C. With respect to ZAP Manufacturing, Inc.
None
D. With respect to ZAP Rental Outlet
None

SCHEDULE III
TO
SUBSIDIARY SECURITY AGREEMENT
U.S. Copyright Registrations; Foreign Copyright Registrations; U.S. Copyright
Applications; Foreign Copyright Applications; Copyright Licenses
A. With respect to R.A.P. Group, Inc.
U.S. Copyright Registrations
None
Foreign Copyright Registrations
None
U.S. Copyright Applications
None
Foreign Copyright Applications
None
Copyright Licenses
None

B. With respect to Voltage Vehicles
U.S. Copyright Registrations
None
Foreign Copyright Registrations
None
U.S. Copyright Applications
None
Foreign Copyright Applications
None
Copyright Licenses
None

2

C. With respect to ZAP Manufacturing, Inc.
U.S. Copyright Registrations
None
Foreign Copyright Registrations
None
U.S. Copyright Applications
None
Foreign Copyright Applications
None
Copyright Licenses
None

3

D. With respect to ZAP Rental Outlet
U.S. Copyright Registrations
None
Foreign Copyright Registrations
None
U.S. Copyright Applications
None
Foreign Copyright Applications
None
Copyright Licenses
None

4

SCHEDULE IV
TO
SUBSIDIARY SECURITY AGREEMENT
U.S. Patent Registrations; Foreign Patent Registrations; U.S. Patent
Applications; Foreign Patent Applications; Patent Licenses
A. With respect to R.A.P. Group, Inc.
U.S. Patent Registrations
None
Foreign Patent Registrations
None
U.S. Patent Applications
None
Foreign Patent Applications
None
Patent Licenses
None

B. With respect to Voltage Vehicles
U.S. Patent Registrations
None
Foreign Patent Registrations
None
U.S. Patent Applications
None
Foreign Patent Applications
None
Patent Licenses
None

2

C. With respect to ZAP Manufacturing, Inc.
U.S. Patent Registrations
None
Foreign Patent Registrations
None
U.S. Patent Applications
None
Foreign Patent Applications
None
Patent Licenses
None

3

D. With respect to ZAP Rental Outlet
U.S. Patent Registrations
None
Foreign Patent Registrations
None
U.S. Patent Applications
None
Foreign Patent Applications
None
Patent Licenses
None

4

SCHEDULE V
TO
SUBSIDIARY SECURITY AGREEMENT
U.S. Trademark Registrations; Foreign Trademark Registrations; U.S. Trademark
Applications; Foreign Trademark Applications; Trademark Licenses
A. With respect to R.A.P. Group, Inc.
U.S. Trademark Registrations
None
Foreign Trademark Registrations
None
U.S. Trademark Applications
None
Foreign Trademark Applications
None
Trademark Licenses
None

B. With respect to Voltage Vehicles
U.S. Trademark Registrations
None4
Foreign Trademark Registrations
None
U.S. Trademark Applications
None
Foreign Trademark Applications
None
Trademark Licenses
None

[4]	Voltage Vehicles is a trademark by first use, although it has never been filed.

2

C. With respect to ZAP Manufacturing, Inc.
U.S. Trademark Registrations
None
Foreign Trademark Registrations
None
U.S. Trademark Applications
None
Foreign Trademark Applications
None
Trademark Licenses
None

3

D. With respect to ZAP Rental Outlet
U.S. Trademark Registrations
None
Foreign Trademark Registrations
None
U.S. Trademark Applications
None
Foreign Trademark Applications
None
Trademark Licenses
None

4

SCHEDULE VI
TO
SUBSIDIARY SECURITY AGREEMENT
Depository Accounts and Other Accounts
A. With respect to R. A. P. Group, Inc.

Type of Account (with
Name of Account Holder	Bank	general description)	Account Number
R. A. P. Group, LLC-dba
Bug World	Wells Fargo	Operating

R. A. P. Group, LLC-dba
Bug World	Wells Fargo	Savings

R. A. P. Group, LLC-dba
Smog Store	Wells Fargo	Operating

R. A. P. Group, LLC-dba
Bug World	Wells Fargo	Payroll Acct
B. With respect to Voltage Vehicles

Type of Account (with
Name of Account Holder	Bank	general description)	Account Number
Voltage Vehicles	Wells Fargo	Operating

Voltage Vehicles	Wells Fargo	Money Market
C. With respect to ZAP Manufacturing, Inc.
None
D. With respect to ZAP Rental Outlet
None

SCHEDULE VII
TO
SUBSIDIARY SECURITY AGREEMENT
Commercial Tort Claims
A. With respect to R.A.P. Group, Inc.
None
B. With respect to Voltage Vehicles
None
C. With respect to ZAP Manufacturing, Inc.
None
D. With respect to ZAP Rental Outlet
None

SCHEDULE VIII
TO
SUBSIDIARY SECURITY AGREEMENT
[Reserved]

SCHEDULE IX
TO
SUBSIDIARY SECURITY AGREEMENT
A. With respect to R.A.P. Group, Inc.
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
COPYRIGHTS
United States Copyright Office
Gentlemen:
     Please be advised that pursuant to the Security Agreement dated as of September 12, 2005 (as the same may be amended, modified, extended or restated from time to time, the “Security Agreement”) made by each of the undersigned in favor of Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent (the “Administrative Agent”) for the lenders referenced therein (the “Lenders”), each of the undersigned has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown below to the Administrative Agent for the ratable benefit of the Lenders:
COPYRIGHTS
None
COPYRIGHT APPLICATIONS
None

     The undersigned and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.
Very truly yours,

Address:	VOLTAGE VEHICLES

By:

Name:
Title:

Address:	R.A.P. GROUP, INC.

By:

Name:
Title:

Address:	ZAP RENTAL OUTLET

By:

Name:
Title:

Address:	ZAP MANUFACTURING, INC.

By:

Name:
Title:

2

Acknowledged and Accepted:

Surge Capital II, LLC as Administrative Agent

By:

Name:

Title:

3

B. With respect to Voltage Vehicles
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
COPYRIGHTS
United States Copyright Office
Gentlemen:
     Please be advised that pursuant to the Security Agreement dated as of September 12, 2005 (as the same may be amended, modified, extended or restated from time to time, the “Security Agreement”) made by each of the undersigned in favor of Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent (the “Administrative Agent”) for the lenders referenced therein (the “Lenders”), each of the undersigned has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown below to the Administrative Agent for the ratable benefit of the Lenders:
COPYRIGHTS
None
COPYRIGHT APPLICATIONS
None

4

     The undersigned and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.
Very truly yours,

Address:	VOLTAGE VEHICLES

By:

Name:
Title:

Address:	R. A. P. GROUP, INC.

By:

Name:
Title:

Address:	ZAP RENTAL OUTLET

By:

Name:
Title:

Address:	ZAP MANUFACTURING, INC.

By:

Name:
Title:

5

Acknowledged and Accepted:

Surge Capital II, LLC as Administrative Agent

By:

Name:

Title:

6

C. With respect to ZAP Manufacturing, Inc.
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
COPYRIGHTS
United States Copyright Office
Gentlemen:
     Please be advised that pursuant to the Security Agreement dated as of September 12, 2005 (as the same may be amended, modified, extended or restated from time to time, the “Security Agreement”) made by each of the undersigned in favor of Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent (the “Administrative Agent”) for the lenders referenced therein (the “Lenders”), each of the undersigned has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown below to the Administrative Agent for the ratable benefit of the Lenders:
COPYRIGHTS
None
COPYRIGHT APPLICATIONS
None

7

     The undersigned and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

Very truly yours,
Address:	VOLTAGE VEHICLES
By:
Name:
Title:

Address:	R. A. P. GROUP, INC.
By:
Name:
Title:

Address:	ZAP RENTAL OUTLET
By:
Name:
Title:

Address:	ZAP MANUFACTURING, INC.
By:
Name:
Title:

8

Acknowledged and Accepted:
Surge Capital II, LLC as Administrative Agent

By:

Name:

Title:

9

D. With respect to ZAP Rental Outlet
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
COPYRIGHTS
United States Copyright Office
Gentlemen:
     Please be advised that pursuant to the Security Agreement dated as of September 12, 2005 (as the same may be amended, modified, extended or restated from time to time, the “Security Agreement”) made by each of the undersigned in favor of Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent (the “Administrative Agent”) for the lenders referenced therein (the “Lenders”), each of the undersigned has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown below to the Administrative Agent for the ratable benefit of the Lenders:
COPYRIGHTS
None
COPYRIGHT APPLICATIONS
None

10

     The undersigned and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.
Very truly yours,

Address:	VOLTAGE VEHICLES
By:
Name:
Title:

Address:	R. A. P. GROUP, INC.
By:
Name:
Title:

Address:	ZAP RENTAL OUTLET
By:
Name:
Title:

Address:	ZAP MANUFACTURING, INC.
By:
Name:
Title:

11

Acknowledged and Accepted:
Surge Capital II, LLC as Administrative Agent

By:

Name:

Title:

12

SCHEDULE X
TO
SUBSIDIARY SECURITY AGREEMENT
A. With respect to R.A.P. Group, Inc.
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
PATENTS
     United States Patent and Trademark Office
Gentlemen:
     Please be advised that pursuant to the Subsidiary Security Agreement dated as of September 12, 2005 (the “Security Agreement”) made by each of the undersigned in favor of Surge Capital II, LLC, a Delaware limited liability company as Administrative Agent (the “Administrative Agent”) for the lenders referenced therein (the “Lenders”), each of the undersigned has granted a continuing security interest in and continuing lien upon, the patents and patent applications shown below to the Administrative Agent for the ratable benefit of the Lenders:
PATENTS
None
PATENT APPLICATIONS
None

     The undersigned and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.
Very truly yours,

Address:	VOLTAGE VEHICLES
By:
Name:
Title:

Address:	R. A. P. GROUP, INC.
By:
Name:
Title:

Address:	ZAP RENTAL OUTLET
By:
Name:
Title:

Address:	ZAP MANUFACTURING, INC.
By:
Name:
Title:

2

Acknowledged and Accepted:
Surge Capital II, LLC, as Administrative Agent

By:

Name:

Title:

3

B. With respect to Voltage Vehicles
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
PATENTS
United States Patent and Trademark Office
Gentlemen:
     Please be advised that pursuant to the Subsidiary Security Agreement dated as of September 12, 2005 (the “Security Agreement”) made by each of the undersigned in favor of Surge Capital II, LLC, a Delaware limited liability company as Administrative Agent (the “Administrative Agent”) for the lenders referenced therein (the “Lenders”), each of the undersigned has granted a continuing security interest in and continuing lien upon, the patents and patent applications shown below to the Administrative Agent for the ratable benefit of the Lenders:
PATENTS
None
PATENT APPLICATIONS
None

4

     The undersigned and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.
Very truly yours,

Address:	VOLTAGE VEHICLES
By:
Name:
Title:

Address:	R. A. P. GROUP, INC.
By:
Name:
Title:

Address:	ZAP RENTAL OUTLET
By:
Name:
Title:

Address:	ZAP MANUFACTURING, INC.
By:
Name:
Title:

5

Acknowledged and Accepted:
Surge Capital II, LLC, as Administrative Agent

By:

Name:

Title:

6

C. With respect to ZAP Manufacturing, Inc.
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
PATENTS
United States Patent and Trademark Office
     Gentlemen:
     Please be advised that pursuant to the Subsidiary Security Agreement dated as of September 12, 2005 (the “Security Agreement”) made by each of the undersigned in favor of Surge Capital II, LLC, a Delaware limited liability company as Administrative Agent (the “Administrative Agent”) for the lenders referenced therein (the “Lenders”), each of the undersigned has granted a continuing security interest in and continuing lien upon, the patents and patent applications shown below to the Administrative Agent for the ratable benefit of the Lenders:
PATENTS
None
PATENT APPLICATIONS
None

7

     The undersigned and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.
Very truly yours,

Address:	VOLTAGE VEHICLES
By:
Name:
Title:

Address:	R. A. P. GROUP, INC.
By:
Name:
Title:

Address:	ZAP RENTAL OUTLET
By:
Name:
Title:

Address:	ZAP MANUFACTURING, INC.
By:
Name:
Title:

8

Acknowledged and Accepted:
Surge Capital II, LLC, as Administrative Agent

By:
Name:
Title:

9

D. With respect to ZAP Rental Outlet
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
PATENTS
United States Patent and Trademark Office
Gentlemen:
     Please be advised that pursuant to the Subsidiary Security Agreement dated as of September 12, 2005 (the “Security Agreement”) made by each of the undersigned in favor of Surge Capital II, LLC, a Delaware limited liability company as Administrative Agent (the “Administrative Agent”) for the lenders referenced therein (the “Lenders”), each of the undersigned has granted a continuing security interest in and continuing lien upon, the patents and patent applications shown below to the Administrative Agent for the ratable benefit of the Lenders:
PATENTS
None
PATENT APPLICATIONS
None

10

     The undersigned and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

Very truly yours,

Address:	VOLTAGE VEHICLES

By:

Name:
Title:

Address:	R. A. P. GROUP, INC.

By:

Name:
Title:

Address:	ZAP RENTAL OUTLET

By:

Name:
Title:

Address:	ZAP MANUFACTURING, INC.

By:

Name:
Title:

11

Acknowledged and Accepted:

Surge Capital II, LLC, as Administrative Agent

By:

Name:

Title:

12

SCHEDULE XI
TO
SUBSIDIARY SECURITY AGREEMENT
A. With respect to R.A.P. Group, Inc.
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
TRADEMARKS
United States Patent and Trademark Office
Gentlemen:
     Please be advised that pursuant to the Subsidiary Security Agreement dated as of September 12, 2005 (the “Security Agreement”) made by each of the undersigned in favor of Surge Capital II, LLC, a Delaware limited liability company as Administrative Agent (the “Administrative Agent”) for the lenders referenced therein (the “Lenders”), each of the undersigned has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Administrative Agent for the ratable benefit of the Lenders:
TRADEMARKS
None
TRADEMARK APPLICATIONS
None

     The undersigned and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

Very truly yours,

Address:	VOLTAGE VEHICLES

By:

Name:
Title:

Address:	R. A. P. GROUP, INC.

By:

Name:
Title:

Address:	ZAP RENTAL OUTLET

By:

Name:
Title:

Address:	ZAP MANUFACTURING, INC.

By:

Name:
Title:

2

Acknowledged and Accepted:

Surge Capital II, LLC, as Administrative Agent

By:

Name:

Title:

3

ACKNOWLEDGMENT AND CONSENT
The undersigned hereby acknowledges receipt of a copy of that certain Master Financing Agreement of even date herewith among ZAP, a California corporation, Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent and the Lenders from time to time party thereto (as same, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, being herein referred to as the “Financing Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Financing Agreement. The undersigned agrees for the benefit of the Administrative Agent and the Lenders that it will be bound by the terms of the Financing Agreement and will comply with the terms of Articles 5 and 6 thereof insofar as such terms are applicable to the undersigned.

R. A. P. Group Inc., a California corporation

By:

Name:

Title:

4

B. With respect to Voltage Vehicles
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
TRADEMARKS
United States Patent and Trademark Office
Gentlemen:
     Please be advised that pursuant to the Subsidiary Security Agreement dated as of September 12, 2005 (the “Security Agreement”) made by each of the undersigned in favor of Surge Capital II, LLC, a Delaware limited liability company as Administrative Agent (the “Administrative Agent”) for the lenders referenced therein (the “Lenders”), each of the undersigned has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Administrative Agent for the ratable benefit of the Lenders:
TRADEMARKS
None
TRADEMARK APPLICATIONS
None

5

     The undersigned and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

Very truly yours,

Address:	VOLTAGE VEHICLES

By:

Name:
Title:

Address:	R. A. P. GROUP, INC.

By:

Name:
Title:

Address:	ZAP RENTAL OUTLET

By:

Name:
Title:

Address:	ZAP MANUFACTURING, INC.

By:

Name:
Title:

6

Acknowledged and Accepted:

Surge Capital II, LLC, as Administrative Agent

By:

Name:

Title:

7

ACKNOWLEDGMENT AND CONSENT
The undersigned hereby acknowledges receipt of a copy of that certain Master Financing Agreement of even date herewith among ZAP, a California corporation, Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent and the Lenders from time to time party thereto (as same, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, being herein referred to as the “Financing Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Financing Agreement. The undersigned agrees for the benefit of the Administrative Agent and the Lenders that it will be bound by the terms of the Financing Agreement and will comply with the terms of Articles 5 and 6 thereof insofar as such terms are applicable to the undersigned.

Voltage Vehicles a Nevada corporation

By:

Name:

Title:

8

C. With respect to ZAP Manufacturing, Inc.
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
TRADEMARKS
United States Patent and Trademark Office
Gentlemen:
     Please be advised that pursuant to the Subsidiary Security Agreement dated as of September 12, 2005 (the “Security Agreement”) made by each of the undersigned in favor of Surge Capital II, LLC, a Delaware limited liability company as Administrative Agent (the “Administrative Agent”) for the lenders referenced therein (the “Lenders”), each of the undersigned has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Administrative Agent for the ratable benefit of the Lenders:
TRADEMARKS
None
TRADEMARK APPLICATIONS
None

9

     The undersigned and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

Very truly yours,

Address:	VOLTAGE VEHICLES

By:

Name:
Title:

Address:	R. A. P. GROUP, INC.

By:

Name:
Title:

Address:	ZAP RENTAL OUTLET

By:

Name:
Title:

Address:	ZAP MANUFACTURING, INC.

By:

Name:
Title:

10

Acknowledged and Accepted:

Surge Capital II, LLC, as Administrative Agent

By:

Name:

Title:

11

ACKNOWLEDGMENT AND CONSENT
The undersigned hereby acknowledges receipt of a copy of that certain Master Financing Agreement of even date herewith among ZAP, a California corporation, Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent and the Lenders from time to time party thereto (as same, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, being herein referred to as the “Financing Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Financing Agreement. The undersigned agrees for the benefit of the Administrative Agent and the Lenders that it will be bound by the terms of the Financing Agreement and will comply with the terms of Articles 5 and 6 thereof insofar as such terms are applicable to the undersigned.

ZAP Manufacturing, Inc. a Nevada corporation

By:

Name:

Title:

12

D. With respect to ZAP Rental Outlet
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
TRADEMARKS
United States Patent and Trademark Office
Gentlemen:
     Please be advised that pursuant to the Subsidiary Security Agreement dated as of September 12, 2005 (the “Security Agreement”) made by each of the undersigned in favor of Surge Capital II, LLC, a Delaware limited liability company as Administrative Agent (the “Administrative Agent”) for the lenders referenced therein (the “Lenders”), each of the undersigned has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Administrative Agent for the ratable benefit of the Lenders:
TRADEMARKS
None
TRADEMARK APPLICATIONS
None

13

     The undersigned and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

Very truly yours,

Address:	VOLTAGE VEHICLES

By:

Name:
Title:

Address:	R. A. P. GROUP, INC.

By:

Name:
Title:

Address:	ZAP RENTAL OUTLET

By:

Name:
Title:

Address:	ZAP MANUFACTURING, INC.

By:

Name:
Title:

14

Acknowledged and Accepted:
Surge Capital II, LLC, as Administrative Agent

By:

Name:

Title:

15

ACKNOWLEDGMENT AND CONSENT
The undersigned hereby acknowledges receipt of a copy of that certain Master Financing Agreement of even date herewith among ZAP, a California corporation, Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent and the Lenders from time to time party thereto (as same, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, being herein referred to as the “Financing Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Financing Agreement. The undersigned agrees for the benefit of the Administrative Agent and the Lenders that it will be bound by the terms of the Financing Agreement and will comply with the terms of Articles 5 and 6 thereof insofar as such terms are applicable to the undersigned.

ZAP Rental Outlet, a California corporation

By:

Name:

Title:

16

Execution Copy
SUBSIDIARY GUARANTY
September 12, 2005
     FOR VALUABLE CONSIDERATION, and to induce the Lenders, as defined in that certain Master Financing Agreement, dated as of even date herewith, among ZAP, a California corporation (the “Borrower”), the Lenders from time to time parties thereto and Surge Capital II, LLC, a Delaware limited liability company, as Administrative Agent (the “Administrative Agent”) (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Financing Agreement”), to make loans or extend other accommodations to or for the account of the Borrower, each Person listed on the signature pages hereof under the heading “Subsidiary Guarantors” (each, a “Guarantor” and, collectively, the “Guarantors” and, together with the Borrower, each a “Credit Party” and, collectively, the “Credit Parties”) gives this Subsidiary Guaranty (this “Guaranty”) and absolutely, irrevocably and unconditionally guarantees to the Administrative Agent and the Lenders the full and prompt payment, when due, whether at the scheduled date or maturity or upon any acceleration or otherwise, of all obligations of the Borrower to the Lenders relating to or arising out of the Financing Agreement, including all Loans and Notes made under the Financing Agreement, the aggregate unpaid principal of and interest on, and all other amounts owing in respect of, such Loans, and any further amendments, extensions, renewals, replacements, increases and refinancings of any Loans or Notes (all such obligations, including every promissory note and any other agreement given by the Borrower evidencing an obligation to the Lenders thereunder, collectively referred to as the “Obligations”). Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Financing Agreement.
     The liability of each Guarantor under this Guaranty shall include accrued interest and all attorneys’ fees, collection costs and enforcement expenses incurred by the Administrative Agent and the Lenders in collecting on and enforcing their rights under the Obligations, and all such costs and expenses incurred by the Administrative Agent and the Lenders in connection with the protection, defense, or enforcement of this Guaranty in any litigation, bankruptcy or other insolvency proceedings. The Administrative Agent and the Lenders may apply any sums received by or available to the Lenders on account of the Obligations from Borrower or any other Person, or from the Borrower’s or other such Persons’ properties or any collateral security or other source of payment, and such application of proceeds or receipts shall not reduce or impair the liability of the Guarantors under this Guaranty.
     The liability of the Guarantors under this Guaranty shall be joint and several and shall not be limited notwithstanding that the amount of the Obligations may increase from time to time for any reason, and the Obligations may be created and continued in any amount without reducing or impairing the liability of the Guarantors under this Guaranty. Any payment made by any Guarantor under this Guaranty shall be effective to reduce or discharge such Guarantor’s liability only if accompanied by a written transmittal document, received by the Administrative Agent and advising it that such payment is made under this Guaranty for such purpose.

     Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each Lender, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder will not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent and the Lenders and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, “Bankruptcy Law” means any proceeding of the type referred to in Section 7.1(f) or 7.1(g) of the Financing Agreement or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors. Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to the Administrative Agent or any Lender under this Guaranty, such Guarantor will contribute, subject to the immediately proceeding sentences of this paragraph and to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Administrative Agent and the Lenders under or in respect of the Loan Documents.
     Each Guarantor hereby acknowledges and agrees that is shall receive substantial direct and indirect benefits from the financing arrangements contemplated by, and Loans made pursuant to, the Financing Agreement and that all waivers made by such Guarantor under this Guaranty have been made knowingly and in contemplation of such direct and indirect benefits.
     The Guarantors further acknowledge and agree (jointly and severally) with the Administrative Agent and the Lenders that:
     1. No act or event need occur to establish the liability of the Guarantors under this Guaranty, and no act or event, except full payment and discharge of all Obligations, shall exonerate and discharge the liability of the Guarantors under this Guaranty.
     2. If any Guarantor becomes insolvent (however defined) then the Administrative Agent may declare immediately due and payable the obligations of the Guarantors under this Guaranty, and the Guarantors shall immediately pay to the Administrative Agent for the benefit of the Lenders the full amount of all Obligations, whether due and payable or unmatured. If any Guarantor voluntarily commences or there is commenced involuntarily against such Guarantor a case or proceeding under the United States Bankruptcy Code, or pursuant to any other law governing the liquidation, reorganization, dissolution or distribution of the assets of insolvent estates, including, but not limited to assignments for the benefit of creditors and receiverships, the obligations of the Guarantors under this Guaranty shall immediately be due and payable without the necessity of demand or notice.
     3. The Administrative Agent and Lenders may in their discretion enter into transactions resulting in the creation of additional Obligations or continuance of Obligations, without notice to or the consent or approval of the Guarantors, regardless of whether or not any existing relationship between the Borrower and the Guarantors (or any of them) have been revoked. Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this

2

Guaranty and acknowledges that this is a continuing guaranty and applies to all Obligations now or hereafter existing.
     4. The liability of the Guarantors hereunder shall not be reduced or impaired by any of the following acts or events (which the Administrative Agent and the Lenders are expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without notice to or the consent or approval of the Guarantor): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Obligations; (ii) any one or more extensions or renewals of Obligations (whether or not for a period longer than the original period) or any modification of the interest rate, maturity or other contractual terms applicable to all or part of the Obligations; (iii) any waiver or indulgence granted to the Borrower, any Guarantor or any other Person, any delay or lack of diligence in the enforcement of the Obligations, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Obligations; (iv) any full or partial release of, settlement with, or agreement not to sue Borrower, any Guarantor, or any other guarantor or other Person liable with respect to, or whose assets shall secure or collateralize, any of the Obligations; (v) any discharge of any evidence of Obligations or the acceptance of any instrument renewing or refinancing the Obligations; (vi) any failure to obtain collateral security (including rights of setoff) for the Obligations, or to assure its proper or sufficient creation, perfection, or priority, or to protect, insure, or enforce any collateral security; or any modification, substitution, discharge, impairment, or loss of such collateral security; (vii) any foreclosure or enforcement of any collateral security by the Administrative Agent and the Lenders or any other creditor of the Borrower with a security interest in the collateral security; (viii) any assignment or transfer, in accordance with the Loan Documents, of any Obligations or documentation evidencing the Obligations; (ix) any failure of the Administrative Agent or any Lender to disclose to any Guarantor any information relating to the business, condition (financing or otherwise), operations, performance, properties or prospects of any other Credit Party now or hereafter known to the Administrative Agent or a Lender; and (x) any order of application of any payments or credits upon the Obligations from the Borrower, the Guarantor, or any other Person; (xi) any election by the Administrative Agent or the Lenders under §1111(b)(2) of the United States Bankruptcy Code; and (xi) any other action, omission, event or circumstance (including any statute of limitations or other circumstance that might constitute a defense available to, or a discharge of, a guarantor or surety), other than the indefeasible payment of the Obligations in full in cash.
     5. Each Guarantor waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to the Obligations, except the defense of discharge by payment in full. Without limiting the generality of the preceding sentence, such Guarantor will not assert, plead or enforce against the Administrative Agent or the Lenders any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, misrepresentation or fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other party liable for payment of any of the Obligations, or any setoff available against the Lenders to Borrower or any such other Person, whether or not on account of a related transaction. Each Guarantor shall be liable for any deficiency remaining after foreclosure (or acceptance of deed in lieu of foreclosure) of any mortgage, deed of trust or security interest securing the Obligations, whether or not the liability

3

of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.
     6. In furtherance of this Guaranty and not in limitation of any other right that the Administrative Agent and the Lenders have at law or in equity against each Guarantor by virtue hereof, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Lenders as designated thereby in cash the amount of any Obligations when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise. Each Guarantor permanently waives and disclaims any right of subrogation, contribution, reimbursement, or indemnity from or against the Borrower that such Guarantor may now possess or hereafter acquire, whether by operation of law or contract, as a result of any payment or obligation under this Guaranty. In addition, any obligations or liabilities of the Borrower, or claims against the Borrower, now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations, and each Guarantor hereby agrees that, unless the Administrative Agent consents in writing, such Guarantor shall not demand, accept or take any action to collect from the Borrower any payment on account of any debt, obligation, liability or claim owing by the Borrower to such Guarantor. If any amount shall erroneously be paid to the Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Lenders and the Administrative Agent and shall forthwith be paid to the Lenders and the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms thereof. After the occurrence and during the continuance of any Event of Default (including the commencement and continuance of any bankruptcy or insolvency (or similar) proceeding relating to any Credit Party), the Administrative Agent is authorized and empowered (but without any obligation to do so), in its discretion, (i) in the name of each Guarantor, to collect and enforce and to submit claims in respect of, any of the Obligations, liabilities and claims subordinated hereunder and to apply any amounts received thereon to the Obligations (including any post-petition interest), and (ii) to require each Guarantor (A) to collect and enforce, and submit claims in respect of, such subordinated obligations, liabilities and claims to the Administrative Agent for the benefit of the Lenders for application to the Obligations (including post-petition interest).
     7. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Credit Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that the Administrative Agent and the Lenders will not have any duty to advise such Guarantor of information known to it regarding such circumstances or risks.
     8. The Administrative Agent and the Lenders may in their absolute discretion demand that such Guarantor discharge its obligations under this Guaranty at any time, whether at the time of the scheduled or accelerated maturity of the Obligations or at any earlier or later time. Neither the Administrative Agent nor the Lenders shall be required to first resort for payment of the Obligations to the Borrower or to any other Person or their properties, or to first enforce, realize upon, or exhaust any collateral security given to secure the Obligations before enforcing this Guaranty. Each Guarantor waives presentment, demand for payment or performance, notice

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of dishonor or nonpayment, and protest of any instrument evidencing part or all of the Obligations and further waives notice of acceptance of this Guaranty.
     9. Each Guarantor agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent and the Lenders to (i) any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Lenders in favor of the Borrower or any other Person and (ii) any other collateral or guaranty pledged or issued by any other Person in respect of the Obligations.
     10. If any payment applied by the Administrative Agent or the Lenders to the Obligations is later set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made.
     11. No failure or delay of the Administrative Agent or the Lenders in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The liability of the Guarantors under this Guaranty is in addition to and cumulative with all other liabilities of the Guarantors to the Administrative Agent and the Lenders as a guarantor or otherwise, without limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary. No waiver of any provision of this Guaranty or consent to any departure by any Guarantor therefrom shall in any event be effective except pursuant to a written agreement entered into among such Guarantor with respect to which such waiver, amendment or modification relates and the Administrative Agent and the Lenders, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on such Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.
     12. This Guaranty shall be enforceable regardless of the failure of other Persons to sign other guaranties of the Obligations. The execution and delivery of any instrument adding an additional guarantor as a party to this Guaranty shall not require the consent of the Guarantors or any other guarantor hereunder. The rights and obligations of the Guarantors hereunder shall remain in full force and effect notwithstanding the addition of any new guarantor as a party to this Guaranty. This Guaranty shall be effective upon delivery to the Administrative Agent, on behalf of the Lenders, without further act, condition or acceptance by the Administrative Agent or the Lenders, shall be binding upon the Guarantor and the heirs, representatives and permitted assigns of the Guarantors for the benefit of the Administrative Agent, the Lenders and their participants, successors and assigns. Any invalidity or unenforceability of any provision or application shall not affect other lawful provisions and applications of this Guaranty, which is severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantors, the Administrative Agent and the Lenders.

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     13. All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates and other instruments prepared or delivered in connection with or pursuant to this Guaranty shall be considered to have been relied upon by the Administrative Agent and the Lenders and shall survive the incurrence of all Obligations and shall continue in full force and effect as long as the principal of or any accrued interest on any Obligations or any other fee or amount payable under this Guaranty is outstanding and unpaid.
     14. All communications and notices hereunder shall be in writing and given as provided in the Financing Agreement. All communications and notices hereunder to the Guarantors will be given to them at the address set forth opposite the respective names of the Guarantors on the signature pages hereof.
     15. EACH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT ANY SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY, AND ACKNOWLEDGES THAT SUCH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER HAVE BEEN INDUCED TO ENTER INTO AND ACCEPT THIS GUARANTY AND THE FINANCING AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.
     16. If an Event of Default (as defined in the Financing Agreement) shall have occurred and be continuing, the Administrative Agent and each Lender are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Administrative Agent or any Lender, including such Lender, shall have made any demand under this Guaranty and although such obligations may be unmatured. The rights of the Lenders under this section are in addition to other rights and remedies (including other rights of setoff) which the Lenders may have.
     17. THIS GUARANTY AND THE LEGAL RELATIONS BETWEEN THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH APPLICABLE FEDERAL LAW AND THE SUBSTANTIVE AND PROCEDURAL INTERNAL LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO THE LAWS OF CONFLICT OF ANY JURISDICTION) AS TO ALL MATTERS INCLUDING WITHOUT LIMITATION, MATTERS OF VALIDITY, INTERPRETATION, CONSTRUCTION, ENFORCEABILITY, PERFORMANCE, EFFECT AND REMEDIES.
     18. IN THE EVENT THAT ANY CLAIM, DISPUTE OR CONTROVERSY ARISING BETWEEN THE PARTIES HERETO IS NOT SUBMITTED TO BINDING ARBITRATION, THIS GUARANTY MAY, AT THE OPTION OF THE LENDERS AND

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THE ADMINISTRATIVE AGENT, BE ENFORCED IN ANY FEDERAL COURT OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS; AND EACH GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT A GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, THE ADMINISTRATIVE AGENT OR ANY LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
[ Remainder of Page Intentionally Left Blank; Signature Page Follows ]

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     IN WITNESS WHEREOF, this Guaranty has been duly executed on the above date by the Guarantors.

SUBSIDIARY GUARANTORS: VOLTAGE VEHICLES
By:	/s/ Steven Schneider
	Name:	Steven Schneider
	Title:	Vice President

R. A. P. GROUP, INC.
By:	/s/ Dennis Vickery
	Name:	Dennis Vickery
	Title:	President

ZAP RENTAL OUTLET
By:	/s/ Steven Schneider
	Name:	Steven Schneider
	Title:	Vice President

ZAP MANUFACTURING, INC.
By:	/s/ Steven Schneider
	Name:	Steven Schneider
	Title:	Vice President

Execution Copy
PLEDGE AGREEMENT
     THIS PLEDGE AGREEMENT (this “Agreement”), dated as of September 12, 2005, is by and between ZAP, a California corporation (“Pledgor”), and Surge Capital II, LLC, a Delaware limited liability company, acting in its capacity as administrative agent (the “Pledgee”) for the benefit of the “Lenders” (as such term is defined in the Master Financing Agreement referred to herein below).
W I T N E S S E T H:
     WHEREAS, Pledgor legally and beneficially owns all of the issued and outstanding capital stock of each of the entities described on Exhibit A hereto; and
     WHEREAS, Pledgor, as borrower, has entered into that certain Financing Agreement of even date herewith (as amended, restated, supplemented or otherwise modified and in effect from time to time, being herein referred to as the “Financing Agreement”) by and among Pledgor, Pledgee and the Lenders (as such term is defined therein, the “Lenders”) from time to time party thereto, providing for the Pledgee and the Lenders to make available to Pledgor certain loans and other financial accommodations (collectively, the “Loans”) on the terms and conditions set forth therein (the Loans, together with all other “Obligations” as defined in the Financing Agreement, are collectively referred to herein as the “Obligations”); and
     WHEREAS, to induce the Pledgee and the Lenders to enter into the Financing Agreement and make the Loans thereunder, in order to secure the payment and performance of the Liabilities (as hereinafter defined) Pledgor has agreed to pledge to Pledgee, for the benefit of the Pledgee and the Lenders, all of the shares of each of the Issuers (as hereinafter defined) described on Exhibit A hereto now or hereafter owned or acquired by Pledgor as security for the Liabilities (as hereinafter defined);
     NOW, THEREFORE, in consideration of the premises and in order to induce the Pledgee and the Lenders enter into the Financing Agreement and make the Loans and other financial accommodations to Pledgor under the Financing Agreement, Pledgor hereby agrees with Pledgee, for benefit of Pledgee and the Lenders, as follows:
     Section 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed thereto in the Financing Agreement. Terms defined in the Uniform Commercial Code, as in effect in the State of Illinois from time to time (the “UCC”), which are not otherwise defined in this Agreement or in the Financing Agreement are used in this Agreement as defined in the UCC as in effect on the date hereof.
     Section 2. Pledge. Pledgor hereby pledges, assigns, hypothecates, transfers, delivers and grants to Pledgee, for the benefit of the Pledgee and the Lenders, a first lien on and first security interest in (i) all of the capital stock, limited liability company membership interests or units or other equity interests of the each of the entities described on Exhibit A (the “Issuers”) hereto now owned or hereafter acquired by Pledgor (collectively, the “Pledged Interests”), (ii) all other property hereafter delivered to, or in the possession or in the custody of, Pledgee in substitution for or in addition to the Pledged Interests, (iii) any other property of Pledgor, as described in Section 4 below or otherwise, now or hereafter delivered to, or in the possession or custody of Pledgor, and (iv) all proceeds of the collateral described in the preceding clauses (i), (ii) and (iii) (the collateral described in clauses (i) through (iv) of this Section 2 being collectively referred to as the “Pledged Collateral”), as collateral security for:
     (a) the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of all the Obligations; and
     (b) the due and punctual payment and performance by Pledgor of its obligations and liabilities under, arising out of or in connection with this Agreement;
(all of the foregoing being referred to hereinafter collectively as the “Liabilities”). All of the Pledged Interests now owned by Pledgor which are presently represented by certificates are listed on Exhibit A hereto, which certificates, with undated assignments separate from certificate duly executed in blank by Pledgor, are being delivered to Pledgee, for the benefit of Pledgee and the Lenders, simultaneously herewith. Pledgee, on behalf of the Lenders, shall maintain possession and custody of the certificates representing the Pledged Interests, such assignments, and any additional Pledged Collateral.
     Section 3. Section 3. Representations and Warranties of Pledgor. Pledgor represents and warrants to Pledgee, and covenants with Pledgee, that:
     (a) Pledgor is the record and beneficial owner of, and has legal title to, the Pledged Interests listed on Exhibit A, and such interests are and will remain and all other interests constituting Pledged Collateral will be, free and clear of all pledges, liens, security interests and other encumbrances and restrictions whatsoever, except the liens and security interests created by this Agreement;
     (b) Pledgor has full power, authority and legal right to execute the pledge provided for herein and to pledge the Pledged Interests and any additional Pledged Collateral to Pledgee, for the benefit of the Pledgee and the Lenders;
     (c) this Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, reorganization and other similar laws affecting the enforcement of creditors’ rights generally;
     (d) there are no outstanding options, warrants or other agreements with respect to the Pledged Interests;
     (e) the Pledged Interests have been, and all additional Pledged Collateral constituting membership interests or other similar equity interests will be, duly and

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validly authorized and issued, and are or will be fully paid and non-assessable. The Pledged Interests listed on Exhibit A constitute all of the membership interests or other equity interests of the Issuers described therein;
     (f) no consent, approval or authorization of or designation or filing with any governmental authority on the part of Pledgor is required in connection with the pledge and security interest granted under this Agreement, or the exercise by Pledgee of the voting and other rights provided for in this Agreement;
     (g) the execution, delivery and performance of this Agreement by Pledgor will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the charter or by-laws of Pledgor or any Issuer or of any securities issued by any Issuer or of any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which Pledgor or any Issuer is a party or which purports to be binding upon Pledgor or any Issuer or upon any of their respective assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Pledgor or any Issuer except as contemplated by this Agreement;
     (h) the pledge, assignment and delivery to Pledgee of the Pledged Interests pursuant to this Agreement creates a valid first lien on and a first perfected security interest in the Pledged Interests and the proceeds thereof in favor of Pledgee, for the benefit of Pledgee and the Lenders, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor which would include the Pledged Interests. Pledgor covenants and agrees that it will defend Pledgee’s right, title and security interest in and to the Pledged Interests and the proceeds thereof against the claims and demands of all persons whomsoever; and
     (i) the Pledged Interests and all additional Pledged Collateral constituting membership interests are and will remain certificated.
     Section 4. Stock Dividends, Distributions, etc. If, while this Agreement is in effect, Pledgor shall become entitled to receive or shall receive any stock certificate or other membership interest certificate evidencing an equity interest in an Issuer (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization, merger or consolidation), or any options or rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Interests, Pledgor agrees to accept the same as Pledgee’s agent and to hold the same in trust for Pledgee, and to deliver the same forthwith to Pledgee in the exact form received, with the endorsement of Pledgor when necessary and/or appropriate undated assignments separate from certificate duly executed in blank, to be held by Pledgee, for the benefit of Pledgee and the Lenders, subject to the terms hereof, as additional Pledged Collateral. In case any distribution of capital shall be made on or in respect of the Pledged Interests or any property shall be distributed upon or with respect to the Pledged Interests pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant

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to the reorganization thereof, the property so distributed shall be delivered to Pledgee to be held by it as additional Pledged Collateral. Except as provided in subsection 5(a)(ii) below, all sums of money and property so paid or distributed in respect of the Pledged Interests which are received by Pledgor shall, until paid or delivered to Pledgee, be held by Pledgor in trust as additional Pledged Collateral.
     Section 5. Administration of Security. The following provisions shall govern the administration of the Pledged Interests:
     (a) So long as no Event of Default has occurred and is continuing, Pledgor shall be entitled (subject to the other provisions hereof, including, without limitation, Section 8 below):
     (i) to vote or consent with respect to the Pledged Interests in any manner not inconsistent with this Agreement, the Financing Agreement and the other “Loan Documents” referred to therein; and
     (ii) to receive cash dividends or other distributions in the ordinary course made in respect of the Pledged Interests, to the extent permitted to be paid pursuant to the Financing Agreement.
Pledgor hereby grants to Pledgee or its nominee, on behalf of Pledgee and Lenders, an irrevocable proxy to exercise all voting and corporate and/or company rights relating to the Pledged Interests in any instance, including, without limitation, to approve any merger involving any Subsidiary as a constituent company, which proxy shall only be exercisable immediately upon the occurrence and during the continuance of an “Event of Default” as defined in the Financing Agreement (any such being hereinafter referred to as an “Event of Default”). After the occurrence and during the continuance of an Event of Default and upon the request of Pledgee, Pledgor agrees to deliver to Pledgee, on behalf of Pledgee and Lenders, such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Interests as Pledgee may request.
     (b) Upon the occurrence and during the continuance of an Event of Default, in the event that Pledgor, as record and beneficial owner of the Pledged Interests, shall have received or shall have become entitled to receive, any cash dividends or other distributions in the ordinary course, Pledgor shall deliver to Pledgee, for the benefit of Pledgee and the Lenders, and Pledgee, for its own benefit and the benefit of the Lenders, shall be entitled to receive and retain, all such cash or other distributions as additional Pledged Collateral.
     (c) Subject to any sale or other disposition by Pledgee, on behalf of the Pledgee and Lenders, of the Pledged Interests or other property pursuant to this Agreement, the Pledged Interests and any other Pledged Collateral shall be delivered to Pledgor upon full payment in cash, satisfaction and termination of all of the Liabilities and the termination of the lien and security interest pursuant to Section 14 hereof.
     Section 6. Rights of Pledgee. Neither Pledgee nor any of the Lenders shall be liable for failure to collect or realize upon the Obligations or any collateral security or guaranty

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therefor, or any part thereof, or for any delay in so doing, nor shall Pledgee or any of the Lenders be under any obligation to take any action whatsoever with regard thereto. Any or all of the Pledged Interests held by Pledgee hereunder may, if an Event of Default has occurred and is continuing, be registered in the name of Pledgee or its nominee and Pledgee or its nominee may thereafter without notice exercise all voting and corporate and/or company rights at any meeting with respect to each Issuer and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Interests as if it were the absolute owner thereof, including, without limitation, the right to vote in favor of, and to exchange at its discretion any and all of the Pledged Interests upon, the merger, consolidation, reorganization, recapitalization or other readjustment with respect to each Issuer or upon the exercise by Pledgor or Pledgee of any right, privilege or option pertaining to any of the Pledged Interests, and in connection therewith, to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Pledgee may determine, all without liability except to account for property actually received by Pledgee, but Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.
     Section 7. Remedies. Upon the occurrence and during the continuance of an Event of Default, Pledgee, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of (including the disposition by merger) and deliver said Pledged Collateral, or any part thereof, in one or more portions at public or private sale or sales or transactions, at any exchange, broker’s board or at any of Pledgee’s offices or elsewhere upon such terms and conditions as Pledgee may deem advisable and at such prices as it may deem best, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption of any credit risk, with the right to Pledgee upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Collateral so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived or released. Pledgee, for its own benefit and the benefit of the Lenders, shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, sale or disposition, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the safekeeping of any and all of the Pledged Collateral or in any way relating to the rights of Pledgee or any of the Lenders hereunder, including reasonable attorneys’ fees and legal expenses, to the payment, in whole or in part, of the Liabilities in accordance with the Financing Agreement. Only after so paying over such net proceeds and after the payment by Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-608 of the UCC, need Pledgee, on behalf of the Lenders, account for the surplus, if any, to Pledgor. Pledgor shall remain liable for any deficiency remaining unpaid after such application. Pledgor agrees that if any notice of a proposed sale or other disposition of Collateral shall be required by law of Pledgee, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. No notification need be given to Pledgor if Pledgor has signed after the occurrence and during the continuance of an Event of Default a statement renouncing or modifying any right to notification of sale or other intended disposition.

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In addition to the rights and remedies granted to Pledgee for the benefit of the Lenders in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Liabilities, Pledgee and the Lenders shall have all the rights and remedies of a secured party under the UCC and under any other applicable law.
     Section 8. No Disposition, etc. Without the prior written consent of Pledgee, Pledgor agrees that Pledgor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Interests or any other Pledged Collateral, nor will Pledgor create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Interests, any other Pledged Collateral or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement. Without the prior written consent of Pledgee (which consent shall not be unreasonably withheld so long as no Event of Default has occurred and is continuing or would result therefrom), Pledgor agrees that it will not vote to enable, and will not otherwise permit, any Issuer to (a) issue any membership interests or other securities of any nature in addition to or in exchange or substitution for the Pledged Interests or (b) dissolve, liquidate, retire any of its capital, reduce its capital or merge or consolidate with any other Person.
     Section 9. Sale of Pledged Interests.
     (a) Pledgor recognizes that Pledgee, for its own benefit and on behalf of Lenders, may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger of any Issuer) of any or all the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition and, notwithstanding such circumstances, agrees that any such private sale or disposition shall be deemed to be reasonable and affected in a commercially reasonable manner. Pledgee shall be under no obligation to delay a sale or disposition of any of the Pledged Collateral in order to permit Pledgor or any Issuer to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor or any Issuer would agree to do so.
     (b) Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales or dispositions of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at Pledgor’s expense. Pledgor further agrees that a breach of any of the covenants contained in Sections 2, 4, 5(b), 8, 9 or 10 hereof will cause irreparable injury to Pledgee and the Lenders, that Pledgee and the

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Lenders have no adequate remedy at law in respect of such breach and, as a consequence, agrees, without limiting the right of Pledgee to seek and obtain specific performance of other obligations of Pledgor contained in this Agreement, that each and every covenant referenced above shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.
     (c) Pledgor further agrees to indemnify and hold harmless Pledgee and the Lenders, each of their respective successors and assigns, officers, directors, employees, agents and attorneys, and any Person in control of any thereof, from and against any loss, liability, claim, damage and expense, including, without limitation, reasonable counsel fees (collectively called the “Indemnified Liabilities”), under federal and state securities laws or otherwise insofar as such loss, liability, claim, damage or expense:
     (i) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or in any amendment or supplement to any of the foregoing or in any other writing prepared in connection with the offer, sale or resale of all or any portion of the Pledged Collateral unless such untrue statement of material fact was provided by Pledgee specifically for inclusion therein; or
     (ii) arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading;
such indemnification to remain operative regardless of any investigation made by or on behalf of Pledgee or any successor thereof, or any Person in control of any thereof. In connection with a public sale or other distribution, Pledgor will provide customary indemnification to any underwriters, their respective successors and assigns, their respective officers and directors and each Person who controls any such underwriter (within the meaning of the Act). If and to the extent that the foregoing undertakings in this Section 9(c) may be unenforceable for any reason, Pledgor agrees to make maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of Pledgor under this Section 9(c) shall survive any termination of this Agreement.
     Section 10. Further Assurances. Pledgor agrees that at any time and from time to time, upon the written request of Pledgee, Pledgor will execute and deliver all assignments separate from certificate, financing statements and such further documents and do such further acts and things as Pledgee may reasonably request consistent with the provisions hereof in order to effect the purposes of this Agreement.
     Section 11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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     Section 12. No Waiver; Cumulative Remedies. Neither Pledgee nor any of the Lenders shall not by any act, delay, omission or otherwise be deemed to have waived any of its remedies hereunder, and no waiver by Pledgee or any Lender shall be valid unless in writing and signed by Pledgee or such Lender and then only to the extent therein set forth. A waiver by Pledgee, or any Lender, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Pledgee, or such Lender, would otherwise have on any further occasion. No course of dealing between Pledgor and Pledgee or any Lender and no failure to exercise, nor any delay in exercising on the part of Pledgee or any Lender of any right, power or privilege hereunder or under the Loan Documents shall impair such right or remedy or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.
     Section 13. Successors. This Agreement and all obligations of Pledgor hereunder shall be binding upon the successors and assigns of Pledgor, and shall, together with the rights and remedies of Pledgee and the Lenders hereunder, inure to the benefit of Pledgee and the Lenders and their successors and assigns, except that Pledgor shall not have any right to assign its obligations under this Agreement or any interest herein without the prior written consent of Pledgee.
     Section 14. Termination. This Agreement and the liens and security interests granted hereunder shall terminate upon the full and complete performance and satisfaction of the Liabilities (other than contingent indemnification obligations), and promptly upon such full and complete performance and satisfaction, Pledgee shall surrender and deliver the certificates evidencing the Pledged Interests and all assignments separate from certificate in respect of the Pledged Interests to Pledgor.
     Section 15. Possession of Pledged Collateral. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral in the physical possession of Pledgee pursuant hereto, neither Pledgee nor any nominee of Pledgee shall have any duty or liability to collect any sums due in respect thereof or to protect, preserve or exercise any rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering them to Pledgor.
     Section 16. Survival of Representations. All representations and warranties of Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.
     Section 17. Taxes and Expenses. Pledgor will upon demand pay to Pledgee all reasonable expenses, including the reasonable fees and expenses of counsel for Pledgee and of any experts and agents that Pledgee may incur in connection with:
     (a) the administration of this Agreement;
     (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral;

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     (c) the exercise or enforcement of any of the rights of Pledgee hereunder; or
     (d) the failure of Pledgor to perform or observe any of the provisions hereof.
     Section 18. Pledgee Appointed Attorney-In-Fact. Pledgor hereby irrevocably appoints Pledgee as Pledgor’s attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee’s discretion, to take any action and to execute any instrument that Pledgee deems reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.
     Section 19. Notices. All notices, approvals, requests, demands and other communications hereunder shall be effected in the manner provided for in Section 9.3 of the Financing Agreement.
     Section 20. GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.
     Section 21. CONSENT TO JURISDICTION. AT THE OPTION OF THE PLEDGEE, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS; AND PLEDGOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT ANY CREDIT PARTY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE PLEDGEE AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
     Section 22. WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS AGREEMENT, OR (b) ARISING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
     Section 23. Changes in Writing. No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Pledgor thereof from, shall in

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any event be effective without the written agreement of Pledgee and Pledgor, and then only to the extent specifically set forth in such writing.
     Section 24. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
     Section 25. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Any such counterpart which is delivered to Administrative Agent by email, facsimile or other similar electronic transmission shall be deemed the equivalent of an originally executed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.
     Section 26. Entire Agreement. This Agreement embodies the entire agreement and understanding between Pledgor and Pledgee with respect to the subject matter hereof and supersedes all prior oral and written agreements and understandings between Pledgor and Pledgee relating to the subject matter hereof.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.

PLEDGOR:

ZAP, a California corporation

By:	/s/ Steven Schneider
Name:	Steven Schneider
Its:	CEO

PLEDGEE:

SURGE CAPITAL II, LLC, a Delaware limited liability company, as Administrative Agent

By:	/s/ John Maselli
Name:	John Maselli
Its:	Vice President

ACKNOWLEDGMENT
     The undersigned hereby (a) acknowledges receipt of a copy of the foregoing Pledge Agreement, (b) waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Interests or any other Pledged Collateral (as such terms are defined therein) in the name of Pledgee or its nominee or the exercise of voting or other consensual rights by Pledgee, and (c) agrees promptly to note on its books and records the transfer of the security interest in the membership interests of the undersigned as provided in such Pledge Agreement, including the following legend:
PURSUANT TO THAT CERTAIN PLEDGE AGREEMENT DATED AS OF SEPTEMBER 12, 2005 (AS FROM TIME TO TIME AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED AND IN EFFECT FROM TIME TO TIME), ZAP, A CALIFORNIA CORPORATION, HAS UNDER THE CIRCUMSTANCES SPECIFIED IN SUCH PLEDGE AGREEMENT EMPOWERED SURGE CAPITAL II, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AS ADMINISTRATIVE AGENT FOR CERTAIN LENDERS, TO VOTE THE INTERESTS REPRESENTED BY THIS CERTIFICATE PURSUANT TO SUCH PLEDGE AGREEMENT.
Dated: September 12, 2005

VOLTAGE VEHICLES

By:	/s/ Steven Schneider
Name:	Steven Schneider
Title:	Vice President

R. A. P. GROUP, INC.

By:	/s/ Dennis Vickery
Name:	Dennis Vickery
Title:	President

ZAP RENTAL OUTLET

By:	/s/ Steven Schneider
Name:	Steven Schneider
Title:	Vice President

ZAP MANUFACTURING, INC.

By:	/s/ Steven Schneider
Name:	Steven Schneider
Title:	Vice President

Exhibit A
to
Pledge Agreement
Description of Stock

	Certificate	Date	Number of	Percentage of
Issued and Outstanding	No.	Issued	Class Interests	Issuer
VOLTAGE VEHICLES	1	9/1/2005	25,000 common stock	100%

R. A. P. GROUP, INC.	1	9/1/2005	25,000 common stock	100%

ZAP RENTAL OUTLET	1	9/1/2005	100,000 common stock	100%

ZAP MANUFACTURING, INC.	1	9/1/2005	75,000 common stock	100%